CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

Prospectus

March 1, 2026, as amended May 19, 2026

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 45/55 FUND

Investor Shares: CMNVX

Institutional Shares: CMNSX

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 BETA PLUS FUND

Investor Shares: CMMVX

Institutional Shares: CMMSX

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 ALPHA PLUS FUND

Investor Shares: CMPVX

Institutional Shares: CMPSX

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 75/25 FUND

Investor Shares: CMUVX

Institutional Shares: CMUSX

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND

Institutional Shares: CRHSX

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND

Institutional Shares: CRDSX

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND

Investor Shares: CROVX

Institutional Shares: CROSX

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND

Investor Shares: CRBVX

Institutional Shares: CRBSX

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND

Institutional Shares: CRQSX

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND

Investor Shares: CRTVX

Institutional Shares: CRTSX

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND

Investor Shares: CRLVX

Institutional Shares: CRLSX

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND

Institutional Shares: CRSSX

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND

Institutional Shares: CRNSX

INVESTMENT ADVISER:
CHRISTIAN BROTHERS INVESTMENT SERVICES, INC.

The U.S. Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

About This Prospectus

This prospectus has been arranged into different sections so that you can easily review this important information. For detailed information about each Fund, please see:

Catholic Responsible Investments Magnus 45/55 Fund

Investment Objective

The Catholic Responsible Investments Magnus 45/55 Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.00%	0.00%
Other Expenses	0.26%	0.11%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.11%	0.11%
Acquired Fund Fees and Expenses (AFFE)[1]	0.37%	0.37%
Total Annual Fund Operating Expenses[2]	0.63%	0.48%
Less Fee Reductions and/or Expense Reimbursements[3]	(0.05)%	(0.05)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2]	0.58%	0.43%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.

[2]

The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[3]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$59	$197	$346	$782
Institutional Shares	$44	$149	$264	$599

Portfolio Turnover

Because the Fund buys and sells shares of other Catholic Responsible Investments Funds mutual funds, the Fund is not expected to incur transaction costs directly. However, as a shareholder in the Underlying Funds, the Fund indirectly pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 45% of its assets and exposure to fixed-income securities in an amount equal to 55% of its assets. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

The following table indicates the fund’s neutral mix; that is, how the fund’s investments generally will be allocated among the major asset classes over the long term. The table also shows the neutral weightings of each underlying fund currently being used within the various asset classes. This information is as of the date of this prospectus.

Equity Securities (Stock Funds)	45.00%	Fixed-Income Securities (Bond Funds)	55.00%
Catholic Responsible Investments Equity Index Fund	22.25%	Catholic Responsible Investments Ultra Short Bond Fund	0.00%
Catholic Responsible Investments Multi-Style US Equity Fund	7.00%	Catholic Responsible Investments Short Duration Bond Fund	13.75%
Catholic Responsible Investments International Equity Fund	9.00%	Catholic Responsible Investments Opportunistic Bond Fund	13.75%
Catholic Responsible Investments Small-Cap Fund	4.50%	Catholic Responsible Investments Bond Fund	27.50%
Catholic Responsible Investments International Small-Cap Fund	2.25%

The Adviser, with the assistance of the Fund’s primary sub-adviser, Mercer Investments LLC (“Mercer”), regularly reviews the Fund and may make changes to the Fund’s asset class allocations that deviate from the neutral mix to emphasize investments that the Adviser believes will provide the most favorable outlook for achieving the Fund’s long-term objective. The Fund may also deviate from the neutral mix due to differences in asset class performance or prevailing market conditions. To do this, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the Underlying Funds and their historic patterns of performance relative to their asset class and to other Underlying Funds. Under normal circumstances, however, the Fund will not deviate more than 2.5% from its targeted allocation of Underlying Funds.

The following table shows the Fund’s target asset class allocations generally. Under normal circumstances, the Fund’s general target asset class allocations may vary up to 5% in either direction.

	Equity Securities (Stock Funds)	Fixed-Income Securities (Bond Funds)
Target Allocation	45.00%	55.00%
Permissible Range	40.00-50.00%	50.00-60.00%

As noted above, the Adviser has engaged Mercer to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

Catholic Responsible Investing

The Fund, through its investments in the Underlying Funds, will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in an underlying Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on an underlying Fund’s ability to achieve its investment objective, and consequently does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. With respect to the Underlying Funds that the Fund may invest in, the Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance (and an underlying Fund’s performance) may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective. The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The ability of the Fund to meet its investment objective is directly related to its asset allocation among the Underlying Funds and its direct investments and the ability of the Underlying Funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, the Fund may not achieve its objective.

Affiliated Fund Risk — In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds are higher than the fees paid by other underlying funds. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting Underlying Funds. If an Underlying Fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that Underlying Fund.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation. The Fund is exposed indirectly to the following risks because of its investments in Underlying Funds.

Fixed Income Market Risk — The prices of the Underlying Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Market Risk — The prices of and the income generated by Underlying Funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Floating Rate Securities Risk — Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Duration Risk — The longer-term securities in which an Underlying Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Underlying Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which an Underlying Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid- capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Underlying Fund to sell such investments at inopportune times, which could result in losses to the Underlying Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — An Underlying Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Adjustable Rate Mortgages Risk — ARMs contain limitations, such as maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security, limitations on maximum interest rate adjustments, or limitations on changes in monthly payments. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Geographic Focus Risk — To the extent that it focuses at times its investments in a particular country or geographic region, an Underlying Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Indexing Strategy/Index Tracking Risk — Certain Underlying Funds are managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Underlying Index or of the actual securities comprising the Underlying Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Underlying Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Asset-Backed Securities Risk — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on an Underlying Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year and by showing how the Fund’s average annual total returns for the one and five year and since inception periods compare with the returns of a broad-based securities market index and more narrowly based indexes with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
12.40%	(10.63)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 45/55 FUND	1 Year	5 Years	Since Predecessor Fund’s Inception (October 10, 2018)
Fund Returns Before Taxes
Institutional Shares	11.33%	5.76%	7.55%
Investor Shares	11.23%	5.61%	7.39%
Fund Returns After Taxes on Distributions
Investor Shares	9.66%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	7.12%	-^	-^
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	22.87%	11.70%	12.64%
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	13.43%	5.22%	7.35%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)†	17.15%	13.15%	14.40%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)‡	7.30%	(0.36)%	2.28%

*	The Custom Benchmark is a blended benchmark composed of 55% of the Bloomberg U.S. Aggregate Bond Index, 33.75% of the Russell 3000® Index, and 11.25% of the MSCI ACWI ex-US Index.

†

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

‡	The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Adviser

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments Magnus 60/40 Beta Plus Fund

Investment Objective

The Catholic Responsible Investments Magnus 60/40 Beta Plus Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.00%	0.00%
Other Expenses	0.19%	0.04%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.04%	0.04%
Acquired Fund Fees and Expenses (AFFE)[1]	0.32%	0.32%
Total Annual Fund Operating Expenses[2,3]	0.51%	0.36%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.

[2]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[3]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$52	$164	$285	$640
Institutional Shares	$37	$116	$202	$456

Portfolio Turnover

Because the Fund buys and sells shares of other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”), the Fund is not expected to incur transaction costs directly. However, as a shareholder in the Underlying Funds, the Fund indirectly pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 12% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets, with a bias towards “passive” management in the equity portion of the portfolio. The portfolios of the Magnus 60/40 Beta Plus Fund and the Magnus 60/40 Alpha Plus Fund reflect the same allocation to stocks and fixed-income securities, but the Magnus 60/40 Beta Plus Fund is more heavily allocated to Underlying Funds that use a “passive” management strategy, and the Magnus 60/40 Alpha Plus Fund is more heavily allocated to Underlying Funds that use an “active” management strategy. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

The following table indicates the fund’s neutral mix; that is, how the fund’s investments generally will be allocated among the major asset classes over the long term. The table also shows the neutral weightings of each underlying fund currently being used within the various asset classes. This information is as of the date of this prospectus.

Equity Securities (Stock Funds)	60.00%	Fixed-Income Securities (Bond Funds)	40.00%
Catholic Responsible Investments Equity Index Fund	39.00%	Catholic Responsible Investments Ultra Short Bond Fund	0.00%
Catholic Responsible Investments Multi-Style US Equity Fund	0.00%	Catholic Responsible Investments Short Duration Bond Fund	10.00%
Catholic Responsible Investments International Equity Fund	12.00%	Catholic Responsible Investments Opportunistic Bond Fund	10.00%
Catholic Responsible Investments Small-Cap Fund	6.00%	Catholic Responsible Investments Bond Fund	20.00%
Catholic Responsible Investments International Small-Cap Fund	3.00%

The Adviser, with the assistance of the Fund’s primary sub-adviser, Mercer Investments LLC (“Mercer”), regularly reviews the Fund and may make changes to the Fund’s asset class allocations that deviate from the neutral mix to emphasize investments that the Adviser believes will provide the most favorable outlook for achieving the Fund’s long-term objective. The Fund may also deviate from the neutral mix due to differences in asset class performance or prevailing market conditions. To do this, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the Underlying Funds and their historic patterns of performance relative to their asset class and to other Underlying Funds. Under normal circumstances, however, the Fund will not deviate more than 2.5% from its targeted allocation of Underlying Funds.

The following table shows the Fund’s target asset class allocations generally. Under normal circumstances, the Fund’s general target asset class allocations may vary up to 5% in either direction.

	Equity Securities (Stock Funds)	Fixed-Income Securities (Bond Funds)
Target Allocation	60.00%	40.00%
Permissible Range	55.00-65.00%	35.00-45.00%

As noted above, the Adviser has engaged Mercer to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

Catholic Responsible Investing

The Fund, through its investments in the Underlying Funds, will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in an underlying Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on an Underlying Fund’s ability to achieve its investment objective, and consequently does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. With respect to the Underlying Funds that the Fund may invest in, the Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance (and an underlying Fund’s performance) may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective. The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The ability of the Fund to meet its investment objective is directly related to its asset allocation among the Underlying Funds and its direct investments and the ability of the Underlying Funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, the Fund may not achieve its objective.

Affiliated Fund Risk — In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds are higher than the fees paid by other underlying funds. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting Underlying Funds. If an Underlying Fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that Underlying Fund.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation. The Fund is exposed indirectly to the following risks because of its investments in Underlying Funds.

Market Risk — The prices of and the income generated by Underlying Funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Underlying Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which an Underlying Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid- capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Underlying Fund to sell such investments at inopportune times, which could result in losses to the Underlying Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — An Underlying Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fixed Income Market Risk — The prices of the Underlying Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Floating Rate Securities Risk — Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Duration Risk — The longer-term securities in which an Underlying Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Adjustable Rate Mortgages Risk — ARMs contain limitations, such as maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security, limitations on maximum interest rate adjustments, or limitations on changes in monthly payments. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Geographic Focus Risk — To the extent that it focuses at times its investments in a particular country or geographic region, an Underlying Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Indexing Strategy/Index Tracking Risk — Certain Underlying Funds are managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Underlying Index or of the actual securities comprising the Underlying Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Underlying Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Asset-Backed Securities Risk — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on an Underlying Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year and by showing how the Fund’s average annual total returns for the one and five year and since inception periods compare with the returns of a broad-based securities market index and more narrowly based indexes with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
14.66%	(13.69)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 BETA PLUS FUND	1 Year	5 Years	Since Predecessor Fund’s Inception (August 29, 2018)
Fund Returns Before Taxes
Institutional Shares	13.22%	7.53%	8.62%
Investor Shares	13.05%	7.37%	8.46%
Fund Returns After Taxes on Distributions
Investor Shares	11.75%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	8.07%	-^	-^
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	22.87%	11.70%	11.69%
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	15.49%	7.08%	8.29%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)†	17.15%	13.15%	13.37%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)‡	7.30%	(0.36)%	2.05%

*	The Custom Benchmark is a blended benchmark composed of 40% of the Bloomberg U.S. Aggregate Bond Index, 45% of the Russell 3000® Index, and 15% of the MSCI ACWI ex-US Index.

†

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

‡	The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Adviser

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund

Investment Objective

The Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.00%	0.00%
Other Expenses	0.17%	0.02%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.02%	0.02%
Acquired Fund Fees and Expenses (AFFE)[1]	0.47%	0.47%
Total Annual Fund Operating Expenses[2,3]	0.64%	0.49%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.

[2]

The Total Annual Fund Operating Expenses in this fee table do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[3]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$65	$205	$357	$798
Institutional Shares	$50	$157	$274	$616

Portfolio Turnover

Because the Fund buys and sells shares of other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”), the Fund is not expected to incur transaction costs directly. However, as a shareholder in the Underlying Funds, the Fund indirectly pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance During its most recent fiscal year, the Fund’s portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 60% of its assets and exposure to fixed-income securities in an amount equal to 40% of its assets, with a bias towards “active” management in the equity portion of the portfolio. The portfolios of the Magnus 60/40 Beta Plus Fund and the Magnus 60/40 Alpha Plus Fund reflect the same allocation to stocks and fixed-income securities, but the Magnus 60/40 Beta Plus Fund is more heavily allocated to Underlying Funds that use a “passive” management strategy, and the Magnus 60/40 Alpha Plus Fund is more heavily allocated to Underlying Funds that use an “active” management strategy. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

The following table indicates the fund’s neutral mix; that is, how the fund’s investments generally will be allocated among the major asset classes over the long term. The table also shows the neutral weightings of each underlying fund currently being used within the various asset classes. This information is as of the date of this prospectus.

Equity Securities (Stock Funds)	60.00%	Fixed-Income Securities (Bond Funds)	40.00%
Catholic Responsible Investments Equity Index Fund	15.00%	Catholic Responsible Investments Ultra Short Bond Fund	0.00%
Catholic Responsible Investments Multi-Style US Equity Fund	24.00%	Catholic Responsible Investments Short Duration Bond Fund	10.00%
Catholic Responsible Investments International Equity Fund	12.00%	Catholic Responsible Investments Opportunistic Bond Fund	10.00%
Catholic Responsible Investments Small-Cap Fund	6.00%	Catholic Responsible Investments Bond Fund	20.00%
Catholic Responsible Investments International Small-Cap Fund	3.00%

The Adviser, with the assistance of the Fund’s primary sub-adviser, Mercer Investments LLC (“Mercer”), regularly reviews the Fund and may make changes to the Fund’s asset class allocations that deviate from the neutral mix to emphasize investments that the Adviser believes will provide the most favorable outlook for achieving the Fund’s long-term objective. The Fund may also deviate from the neutral mix due to differences in asset class performance or prevailing market conditions. To do this, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the Underlying Funds and their historic patterns of performance relative to their asset class and to other Underlying Funds. Under normal circumstances, however, the Fund will not deviate more than 2.5% from its targeted allocation of Underlying Funds.

The following table shows the Fund’s target asset class allocations generally. Under normal circumstances, the Fund’s general target asset class allocations may vary up to 5% in either direction.

	Equity Securities (Stock Funds)	Fixed-Income Securities (Bond Funds)
Target Allocation	60.00%	40.00%
Permissible Range	55.00-65.00%	35.00-45.00%

As noted above, the Adviser has engaged Mercer to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

Catholic Responsible Investing

The Fund, through its investments in the Underlying Funds, will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in an underlying Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on an underlying Fund’s ability to achieve its investment objective, and consequently does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. With respect to the Underlying Funds that the Fund may invest in, the Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance (and an underlying Fund’s performance) may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective. The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The ability of the Fund to meet its investment objective is directly related to its asset allocation among the Underlying Funds and its direct investments and the ability of the Underlying Funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, the Fund may not achieve its objective.

Affiliated Fund Risk — In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds are higher than the fees paid by other underlying funds. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting Underlying Funds. If an Underlying Fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that Underlying Fund.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation. The Fund is exposed indirectly to the following risks because of its investments in Underlying Funds.

Market Risk — The prices of and the income generated by Underlying Funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Underlying Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which an Underlying Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid- capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Underlying Fund to sell such investments at inopportune times, which could result in losses to the Underlying Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — An Underlying Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Fixed Income Market Risk — The prices of the Underlying Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Inflation Protected Securities Risk — The value of inflation protected securities, including TIPS, will generally fluctuate in response to changes in “real” interest rates, generally decreasing when real interest rates rise and increasing when real interest rates fall. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. In addition, interest payments on inflation-indexed securities will generally vary up or down along with the rate of inflation.

Floating Rate Securities Risk — Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Duration Risk — The longer-term securities in which an Underlying Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Adjustable Rate Mortgages Risk — ARMs contain limitations, such as maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security, limitations on maximum interest rate adjustments, or limitations on changes in monthly payments. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Geographic Focus Risk — To the extent that it focuses at times its investments in a particular country or geographic region, an Underlying Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Indexing Strategy/Index Tracking Risk — Certain Underlying Funds are managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Underlying Index or of the actual securities comprising the Underlying Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Underlying Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Asset-Backed Securities Risk — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on an Underlying Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for the one and five year and since inception periods compare with the returns of a broad-based securities market index and more narrowly based indexes with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund

reorganized into Investor Shares, and Class B Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses, and with respect to the table Investor Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
14.98%	(14.23)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 60/40 ALPHA PLUS FUND	1 Year	5 Years	Since Predecessor Fund’s Inception (July 18, 2018)
Fund Returns Before Taxes
Institutional Shares	13.17%	6.88%	8.11%
Investor Shares	12.99%	6.72%	7.95%
Fund Returns After Taxes on Distributions
Institutional Shares	11.55%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	8.29%	-^	-^
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	22.87%	11.70%	11.84%
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	15.49%	7.08%	8.43%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)†	17.15%	13.15%	13.69%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)‡	7.30%	(0.36)%	2.06%

*	The Custom Benchmark is a blended benchmark composed of 40% of the Bloomberg U.S. Aggregate Bond Index, 45% of the Russell 3000® Index, and 15% of the MSCI ACWI ex-US Index.

†

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

‡	The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Adviser

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments Magnus 75/25 Fund

Investment Objective

The Catholic Responsible Investments Magnus 75/25 Fund (the “Fund”) seeks to achieve current income and long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.00%	0.00%
Other Expenses	0.22%	0.07%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.07%	0.07%
Acquired Fund Fees and Expenses (AFFE)[1]	0.40%	0.40%
Total Annual Fund Operating Expenses[2]	0.62%	0.47%
Less Fee Reductions and/or Expense Reimbursements[3]	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements[2]	0.61%	0.46%

[1]	AFFE are indirect fees and expenses that the Fund incurs from investing in shares of other funds, including money market funds and exchange-traded funds.

[2]

The Total Annual Fund Operating Expenses in this fee table, both before and after fee reductions and/or expense reimbursements, do not correlate to the expense ratios in the Fund’s Financial Highlights because the Financial Highlights include only the direct operating expenses incurred by the Fund, and exclude Acquired Fund Fees and Expenses.

[3]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, AFFE, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.06% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$62	$198	$345	$773
Institutional Shares	$47	$150	$262	$590

Portfolio Turnover

Because the Fund buys and sells shares of other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”), the Fund is not expected to incur transaction costs directly. However, as a shareholder in the Underlying Funds, the Fund indirectly pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 18% of the average value of its portfolio.

Principal Investment Strategies

The Fund is a “fund of funds,” meaning that it seeks to achieve its objective by investing in other Catholic Responsible Investments Funds mutual funds (the “Underlying Funds”) that represent a variety of asset classes and investment styles. The Fund’s asset allocation strategy emphasizes investments in equity securities (and certain other instruments described below) in an amount equal to 75% of its assets and exposure to fixed-income securities in an amount equal to 25% of its assets. Under normal circumstances, the Fund does not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

The following table indicates the fund’s neutral mix; that is, how the fund’s investments generally will be allocated among the major asset classes over the long term. The table also shows the neutral weightings of each underlying fund currently being used within the various asset classes. This information is as of the date of this prospectus.

Equity Securities (Stock Funds)	75.00%	Fixed-Income Securities (Bond Funds)	25.00%
Catholic Responsible Investments Equity Index Fund	33.75%	Catholic Responsible Investments Ultra Short Bond Fund	0.00%
Catholic Responsible Investments Multi-Style US Equity Fund	15.00%	Catholic Responsible Investments Short Duration Bond Fund	6.25%
Catholic Responsible Investments International Equity Fund	15.00%	Catholic Responsible Investments Opportunistic Bond Fund	6.25%
Catholic Responsible Investments Small-Cap Fund	7.50%	Catholic Responsible Investments Bond Fund	12.50%
Catholic Responsible Investments International Small-Cap Fund	3.75%

The Adviser, with the assistance of the Fund’s primary sub-adviser, Mercer Investments LLC (“Mercer”), regularly reviews the Fund and may make changes to the Fund’s asset class allocations that deviate from the neutral mix to emphasize investments that the Adviser believes will provide the most favorable outlook for achieving the Fund’s long-term objective. The Fund may also deviate from the neutral mix due to differences in asset class performance or prevailing market conditions. To do this, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the Underlying Funds and their historic patterns of performance relative to their asset class and to other Underlying Funds. Under normal circumstances, however, the Fund will not deviate more than 2.5% from its targeted allocation of Underlying Funds.

The following table shows the Fund’s target asset class allocations generally. Under normal circumstances, the Fund’s general target asset class allocations may vary up to 5% in either direction.

	Equity Securities (Stock Funds)	Fixed-Income Securities (Bond Funds)
Target Allocation	75.00%	25.00%
Permissible Range	70.00-80.00%	20.00-30.00%

As noted above, the Adviser has engaged Mercer to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

Catholic Responsible Investing

The Fund, through its investments in the Underlying Funds, will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in an underlying Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on an underlying Fund’s ability to achieve its investment objective, and consequently does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. With respect to the Underlying Funds that the Fund may invest in, the Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance (and an underlying Fund’s performance) may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Asset Allocation Risk — The Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective. The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The ability of the Fund to meet its investment objective is directly related to its asset allocation among the Underlying Funds and its direct investments and the ability of the Underlying Funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, the Fund may not achieve its objective.

Affiliated Fund Risk — In managing the Fund, the Adviser will have authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds are higher than the fees paid by other underlying funds. However, the Adviser is a fiduciary to the Fund and is legally obligated to act in the Fund’s best interests when selecting Underlying Funds. If an Underlying Fund holds interests in an affiliated fund, the Fund may be prohibited from purchasing shares of that Underlying Fund.

Investment in Underlying Funds Risk — The value of an investment in the Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of the Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described below, although the Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation. The Fund is exposed indirectly to the following risks because of its investments in Underlying Funds.

Market Risk — The prices of and the income generated by Underlying Funds’ securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Underlying Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which an Underlying Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which an Underlying Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid- capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by an Underlying Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Underlying Fund to sell such investments at inopportune times, which could result in losses to the Underlying Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — An Underlying Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Fixed Income Market Risk — The prices of the Underlying Funds’ fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Underlying Funds’ fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets.

Corporate Fixed Income Securities Risk — Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources.

Duration Risk — The longer-term securities in which an Underlying Fund may invest tend to be more volatile than shorter-term securities.

A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Geographic Focus Risk — To the extent that it focuses at times its investments in a particular country or geographic region, an Underlying Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Indexing Strategy/Index Tracking Risk — Certain Underlying Funds are managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Underlying Index or of the actual securities comprising the Underlying Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Underlying Index will affect the performance, volatility, and risk of the Underlying Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Asset-Backed Securities Risk — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Therefore, repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. Asset-backed securities present credit risks that are not presented by mortgage-backed securities because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Underlying Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, the Underlying Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on an Underlying Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause an Underlying Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year and by showing how the Fund’s average annual total returns for the one and five year and since inception periods compare with the returns of a broad-based securities market index and more narrowly based indexes with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
17.57%	(16.71)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

CATHOLIC RESPONSIBLE INVESTMENTS MAGNUS 75/25 FUND	1 Year	5 Years	Since Predecessor Fund’s Inception (November 21, 2018)
Fund Returns Before Taxes
Institutional Shares	14.70%	8.63%	11.05%
Investor Shares	14.52%	8.46%	10.88%
Fund Returns After Taxes on Distributions
Investor Shares	6.87%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	13.58%	-^	-^
MSCI All Country World Index (reflects no deduction for fees, expenses or taxes)	22.87%	11.70%	13.57%
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	17.57%	8.94%	11.26%
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)†	17.15%	13.15%	15.42%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)‡	7.30%	(0.36)%	2.24%

*	The Custom Benchmark is a blended benchmark composed of 25% of the Bloomberg U.S. Aggregate Bond Index, 56.25% of the Russell 3000® Index, and 18.75% of the MSCI ACWI ex-US Index.

†

The Russell 3000® Index measures the performance of the largest 3,000 US companies representing approximately 98% of the investable US equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are included.

‡	The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Adviser

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments Ultra Short Bond Fund

Investment Objective

The Catholic Responsible Investments Ultra Short Bond Fund (“Fund”) seeks to provide current income consistent with the preservation of capital.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.25%
Other Expenses	0.22%
Total Annual Fund Operating Expenses	0.47%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.12)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.35%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.35% of the Fund’s average daily net assets until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$36	$139	$251	$580

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 96% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Ultra Short Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers’ acceptances, bank notes, and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; (vii) U.S. dollar-denominated instruments of foreign issuers; and (viii) floating rate securities. In addition, the Fund may enter into dollar roll transactions with selected banks and broker-dealers and invest in to-be-announced mortgage-backed securities, repurchase agreements, and in municipal securities.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

The Fund relies upon an investment Sub-Adviser to manage the Fund’s portfolio under the general supervision of the Adviser. The Fund’s Sub-Adviser seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the Fund’s entire portfolio. While the Fund may invest in securities with a maturity of up to 24 months, or a two-year average life for amortizing securities, the Sub-Adviser will strive to maintain an average portfolio duration for the Fund of 90 days or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the Securities Act of 1933, as amended (the “1933 Act”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable securities. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to advance the Fund’s investment objective by investing in securities considered to be attractive in terms of both yield and total return and that are issued by issuers that are on a sound financial footing. Wellington Management normally invests in “investment grade” securities and will also consider factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the entire portfolio when making investment decisions.

Fixed income securities in which Wellington Management may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; and (7) fixed-income related derivatives.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the

Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

U.S. Government Securities Risk — Although U.S. Government securities are considered to be among the safest investments, they are still subject to the credit risk of the U.S. Government and are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. No assurance can be given that the U.S. Government will provide financial support to its agencies and instrumentalities if it is not obligated by law to do so.

Repurchase Agreement Risk — In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Corporate Fixed Income Securities Risk — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Floating Rate Securities Risk — The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Money Market Securities Risk — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable NAV per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds.

Commercial Paper Risk — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

When-Issued and Delayed Delivery Securities Risk — When-issued and delayed delivery securities involve the risk that the security the Fund buys will lose value prior to its delivery.

Credit Risk — The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
1.41%	(0.16)%
9/30/2024	12/31/2021

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

CATHOLIC RESPONSIBLE INVESTMENTS ULTRA SHORT BOND FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	4.20%	3.08%	2.10%
Fund Returns After Taxes on Distributions	2.41%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	2.46%	-^	-^
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Bloomberg US Treasury Bills (1-3M) Index (reflects no deduction for fees, expenses or taxes)*	4.29%	3.24%	2.18%

*

The Bloomberg US Treasury Bills (1-3M) Index is designed to measure the performance of public obligations of the U.S. Treasury that have a remaining maturity of greater than or equal to 1 month and less than 3 months. The Index includes all publicly issued zero coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and at least 1 month, are rated investment grade, and have $300 million or more of outstanding face value.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Manager

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

Wellington Management Company LLP

Matt House, Fixed Income Portfolio Manager and Managing Director, has managed the portion of the Fund’s assets allocated to Wellington Management Company LLP since 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments Short Duration Bond Fund

Investment Objective

The Catholic Responsible Investments Short Duration Bond Fund (the “Fund”) seeks maximum current income consistent with the preservation of capital.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	0.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.30%
Other Expenses	0.08%
Total Annual Fund Operating Expenses	0.38%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.03)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.35%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.35% of the Fund’s average daily net assets until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$36	$119	$210	$477

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 50% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments.

For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include U.S. dollar-denominated fixed income securities; U.S. Treasury securities; governmental agency debt; corporate debt securities; collateralized loan obligations; asset-backed securities; municipal bonds; residential and commercial mortgage-backed securities; floating rate notes; mortgage pass-through securities and adjustable rate mortgages (“ARMs”). Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by the Government National Mortgage Association (“GNMA”), the Federal

National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in other types of U.S. government securities, including collateralized mortgage obligations (“CMO”) issued by U.S. government agencies or instrumentalities thereof, and may also invest in other mortgage-backed and asset-backed securities, as well as enter into repurchase agreements covering the securities described. The Fund’s fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency). The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). In addition, the Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable investment grade and non-investment grade securities.

The Fund will invest primarily in securities denominated in U.S. dollars; however, the Fund may invest in non-U.S. dollar securities issued by foreign entities, including developed and emerging market debt securities, some of which may include obligations of corporations, non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell futures to manage the Fund’s portfolio duration, yield curve positioning or trade execution on a more cost-effective basis than by use of physical securities alone. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Fund combines complementary active managers to enhance risk-adjusted returns by exposing the Fund to multiple return drivers. The Sub-Advisers use fundamental research to capture inefficiencies in the valuation of sectors and individual securities, and may engage in relative value trading and asset allocation for portfolio management. The Sub-Advisers actively manage the duration of the Fund and purchase securities such that the average weighted duration of the Fund’s portfolio will typically be similar to the Bloomberg U.S. Treasury (1-3 Year) Index (the “Index”) duration, generally ranging within one to three years. The Fund seeks to maintain a low duration, typically within a range of +/- 10% of the Index, but may lengthen or shorten its duration within that range.

Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Thus, the higher the duration, the more volatile the security.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a short duration, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a standard short duration index, the Bloomberg U.S. Treasury 1-3 Year Index, which is an ultra high credit quality benchmark and not broadly diversified across bond market sectors. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 10% below investment grade (off-benchmark) exposure is permitted. Non-U.S. dollar instruments are not permitted.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark (and its duration profile) and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to advance the Fund’s investment objective by investing in securities considered to be attractive in terms of both yield and total return and that are issued by issuers that are on a sound financial footing. Wellington Management normally invests in “investment grade” securities and will also consider factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the entire portfolio when making investment decisions.

Fixed income securities in which Wellington Management may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; and (7) fixed-income related derivatives.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Credit Risk — The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Credit Spread Risk — Credit spread is the difference in yield between securities that results from differences in each security’s respective credit quality. Credit spreads may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of the Fund’s debt securities.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Foreign Company Risk — Investing in foreign companies additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the

U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Corporate Fixed Income Securities Risk — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk — High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Inflation Protected Securities Risk — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Floating Rate Securities Risk — The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Adjustable Rate Mortgages Risk — ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Repurchase Agreement Risk — In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Liquidity Risk — Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Collateralized Loan Obligations Risk — Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of non-creditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Impact Investing Risk — The Fund invests part of its portfolio in securities that align with a proprietary impact investing framework for public fixed-income markets, which may exclude securities of certain issuers for nonfinancial reasons. Because of this, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index and more narrowly based indexes with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
2.99%	(2.38)%
9/30/2024	3/31/2022

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

CATHOLIC RESPONSIBLE INVESTMENTS SHORT DURATION BOND FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	5.51%	2.33%	2.39%
Fund Returns After Taxes on Distributions	3.70%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	3.26%	-^	-^
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Bloomberg U.S. Treasury (1-3 Year) Index (reflects no deduction for fees, expenses or taxes)*	5.17%	1.75%	1.83%
Custom Benchmark (reflects no deduction for fees, expenses or taxes)[1]	5.17%	1.75%	1.83%

*

The Bloomberg U.S. Treasury (1-3 Year) Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

[1]

The Custom Benchmark is a hybrid benchmark consisting of the Bank of America 1-3 Year US Treasury Index from July 1, 2001 through July 1, 2016, and then the Bloomberg U.S. Treasury (1-3 Year) Index from July 1, 2016 to the present.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

Teachers Advisors, LLC

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

Wellington Management Company LLP

Matt House, Fixed Income Portfolio Manager and Managing Director, has managed the portion of the Fund’s assets allocated to Wellington Management Company LLP since 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments Opportunistic Bond Fund

Investment Objective

The Catholic Responsible Investments Opportunistic Bond Fund (the “Fund”) seeks current income and to provide relatively low correlation to equity assets.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.35%	0.35%
Other Expenses	0.22%	0.07%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses	0.57%	0.42%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.01)%	(0.01)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.56%	0.41%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.41% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$57	$182	$317	$713
Institutional Shares	$42	$134	$234	$529

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 160% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments.

For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities, adjustable rate mortgages (“ARMs”), mortgage-pass through securities and mortgage dollar rolls; U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; collateralized loan obligations; asset-backed securities and floating rate notes. The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 20% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. Generally, the Fund will invest in securities denominated in U.S. dollars but may invest in non-U.S. dollar securities issued by foreign entities. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell U.S. Treasury futures to manage the Fund’s portfolio duration, yield curve positioning, or trade execution on a more cost-effective basis than by use of physical securities alone. The Fund may use credit default swaps on a single issuer (CDS) or a credit default swap index (CDX) to hedge credit risk. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.

A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be obligations of corporations, non-U.S. dollar denominated. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund may invest in futures, primarily interest rate and U.S. Treasury futures, and forward and swaps in the interest rate, currency and credit default markets. The Fund may buy or sell futures or swaps to gain or hedge exposure to risk factors or to alter the Fund’s investment characteristics. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Fund combines complementary active managers to enhance risk-adjusted returns by exposing the Fund to multiple return drivers. The Sub-Advisers use top-down macroeconomic analysis along with fundamental research to capture inefficiencies in the valuation of sectors and individual securities combined with duration management in pursuit of above-benchmark returns over a full market cycle. The Sub-Advisers may engage in relative value trading and asset allocation for portfolio management. The Fund seeks to combine economic and fundamental research to capture inefficiencies in the valuation of market sectors and individual securities. It is also designed to permit its sub-advisers substantial flexibility to adjust the portfolio to take advantage of volatile market conditions and to mitigate the negative impact of rising interest rates.

The Sub-Advisers actively manage the duration of the Fund and purchase securities such that the average weighted duration of the Fund’s portfolio will typically be similar to the Bloomberg 1-5 Year Government Credit Index (the “Index”) duration, generally ranging within one-half years to five years. The Fund defines duration by reference to the Index.

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Brandywine Global takes a top-down, macro, value-oriented approach to fixed income investing. Given the size of the U.S. economy and its deep interconnectedness with the global economy via trade, financial, central bank, and USD dependency, Brandywine Global seeks to understand the U.S. business and monetary cycles in relation to the broader global macro-economic picture as opposed to solely in isolation.

The Brandywine Global - U.S. Fixed Income (“USFI”) strategy utilized in the Fund is a U.S.-only strategy that emphasizes active duration management as a key alpha driver, supplemented by trigger-based allocations to investment grade credit when spreads have widened. Portfolio duration will be managed within a range of +/-2.5 years of the Bloomberg 1-5 Year Government Credit Index. When investing in fixed income securities, Brandywine Global has a natural bias to own medium- to longer-dated fixed-rate bonds. Brandywine Global has the flexibility to reduce portfolio duration should it believe duration risk poses a significant threat to capital preservation. Brandywine Global invests primarily in U.S. government securities and investment-grade corporate credit. Brandywine Global accepts meaningful credit risk only after spreads have widened and the opportunity exists to invest in credit sectors trading at a discount, profiting as spreads normalize. Typically, the USFI strategy has employed limited use of derivatives. However, Brandywine Global has the option to use futures to adjust duration within the normal guideline bands. Credit default swaps are allowed for managing credit exposure or trading execution on a more cost-effective basis than by use of physical securities alone.

To avoid the inefficiencies of multi-sector U.S. bond benchmarks, the Brandywine Global portfolio management team takes a benchmark-agnostic approach that limits investment to only the few sectors and issues considered most attractive. The primary objective of the USFI strategy utilized in the Fund is to seek to outperform the Bloomberg 1-5 Year Government Credit Index over a full market cycle in differentiated ways than Brandywine Global’s peers while preserving the diversification benefits of core bonds (e.g. minimizing domestic equity correlations during periods of heightened market volatility).

Sun Life Capital Management (U.S.) LLC (“SLC Management”)

The portion of the Fund managed by SLC Management has an overall investment objective to seek total return versus the Bloomberg 1-5 Year Government Credit Index while mitigating interest rate risk. SLC Management attempts to accomplish these investment objectives by investing in U.S. dollar denominated investment grade and high yield fixed income securities, predominantly via securitized bonds without any issue or issuer concentration constraints. The long-term objective of the account is to outperform the Bloomberg 1-5 Year Government Credit Index when measured over 3-to-5 year periods. The sensitivity to interest rate changes is intended to track the market for domestic, investment grade fixed income securities. The effective duration of the account’s investment portfolio at the end of each calendar month during a fiscal year will typically be within half a year of the benchmark. The primary strategies utilized for value add are sector rotation, issue selection, and yield curve positioning.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a short duration, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a standard short duration benchmark, the Bloomberg 1-5 Year Government Credit Index. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 20% below investment grade (off-benchmark) exposure is permitted. Any non-U.S. dollar positions will be fully hedged back to U.S. dollars.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Market Risk — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Credit Risk — The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Credit Spread Risk — Credit spread is the difference in yield between securities that results from differences in each security’s respective credit quality. Credit spreads may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of the Fund’s debt securities.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

High Yield Bond Risk — High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Corporate Fixed Income Securities Risk — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

Bank Loans Risk — Investments in bank loans (through both assignments and participations) are generally subject to the same risks as investments in other types of debt instruments, including, in many cases, investments in junk bonds. There may be limited public information available regarding bank loans and bank loans may be difficult to value. If the Fund holds a bank loan through another financial institution, or relies on a financial institution to administer the loan, its receipt of principal and interest on the loan may be subject to the credit risk of that financial institution. It is possible that any collateral securing a loan may be insufficient or unavailable to the Fund, and that the Fund’s rights to collateral may be limited by bankruptcy or insolvency laws. In addition, the secondary market for bank loans may be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods, which may cause the Fund to be unable to realize the full value of its investment in a bank loan.

Bank loans may not be considered “securities,” and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud protections of the federal securities laws.

Inflation Protected Securities Risk — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Floating Rate Securities Risk — The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Adjustable Rate Mortgages Risk — ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Repurchase Agreement Risk — In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Liquidity Risk — Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Collateralized Loan Obligations Risk — Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Fund may invest in collateralized loan obligations that hold loans of non-creditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Impact Investing Risk — The Fund invests part of its portfolio in securities that align with a proprietary impact investing framework for public fixed-income markets, which may exclude securities of certain issuers for nonfinancial reasons. Because of this, the Fund may forgo some market opportunities available to funds that do not use these criteria.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses, and with respect to the table Investor Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
5.21%	(2.73)%
6/30/2020	3/31/2022

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

CATHOLIC RESPONSIBLE INVESTMENTS OPPORTUNISTIC BOND FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes
Institutional Shares	5.98%	2.44%	3.25%
Investor Shares	5.82%	2.29%	3.09%
Fund Returns After Taxes on Distributions
Institutional Shares	3.97%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	3.52%	-^	-^
Bloomberg US Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	7.30%	(0.36)%	2.01%
Bloomberg 1-5 Year Government Credit Index (reflects no deduction for fees, expenses or taxes)*	6.11%	1.56%	2.17%

*

The Bloomberg 1-5 Year Government Credit Index includes all medium and larger issues of U.S. government, investment-grade corporate, and investment-grade international dollar-denominated bonds that have maturities between 1 and 5 years and are publicly issued.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

Brandywine Global Investment Management, LLC

Anujeet Sareen, Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Jack McIntyre, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Brian Kloss, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Tracy Chen, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Kevin O’Neil, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2023.

Paul Mielczarski, Head of Global Macro Strategy and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2025.

Sun Life Capital Management (U.S.) LLC

Richard Familetti, CFA, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Daniel J. Lucey Jr., CFA, Senior Managing Director, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Philip Mendonca, Managing Director, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Matthew Salzillo, Managing Director, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Annette Serrao, CFA, Managing Director, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2022.

Teachers Advisors, LLC

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments Bond Fund

Investment Objective

The Catholic Responsible Investments Bond Fund (the “Fund”) seeks current income and long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.30%	0.30%
Other Expenses	0.20%	0.05%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.05%	0.05%
Total Annual Fund Operating Expenses[1]	0.50%	0.35%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.37% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$51	$160	$280	$628
Institutional Shares	$36	$113	$197	$443

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 81% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. The Fund’s assets are allocated across different fixed-income market sectors and maturities. For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities (“MBS”), adjustable rate mortgages (“ARMs”) and mortgage pass-through securities; U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; asset-backed securities; debt issuances of REITs; convertible bonds; preferred stock; covered bonds and bonds issued by U.S. colleges and universities; leveraged bank loans; commercial paper; floating rate notes and other securities included in the Index (defined below). The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. Some of these investments in derivatives will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund will invest primarily in securities denominated in U.S. dollars. The Fund may invest in non-U.S. dollar securities issued by foreign entities, including developed and emerging market debt securities, some of which may include obligations of corporations, non-U.S. governments or their subdivisions, agencies, government-sponsored enterprises, foreign local government entities, and supranational entities. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell futures to manage the Fund’s portfolio duration, yield curve positioning or trade execution on a more cost effective basis than by use of physical securities alone. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Sub-Advisers may engage in relative value trading and asset allocation for portfolio management. The Sub-Advisers actively manage the duration of the Fund and purchase securities such that the average weighted duration of the Fund’s portfolio will typically be within a range of +/- 20% of the Bloomberg U.S. Aggregate Bond Index (the “Index”). The Fund defines duration by reference to the Index.

Brandywine Global Investment Management, LLC (“Brandywine Global”)

Brandywine Global takes a top-down, macro, value-oriented approach to fixed income investing. Given the size of the U.S. economy and its deep interconnectedness with the global economy via trade, financial, central bank, and USD dependency, Brandywine Global seeks to understand the U.S. business and monetary cycles in relation to the broader global macro-economic picture as opposed to solely in isolation.

The Brandywine Global - U.S. Fixed Income (“USFI”) strategy utilized in the Fund is a U.S.-only strategy that emphasizes active duration management as a key alpha driver, supplemented by trigger-based allocations to investment grade credit when spreads have widened. Portfolio duration will be managed within a range of +/-25% of the Bloomberg U.S. Aggregate Bond Index. When investing in fixed income securities, Brandywine Global has a natural bias to own medium- to longer-dated fixed-rate bonds. Brandywine Global has the flexibility to reduce portfolio duration should it believe duration risk poses a significant threat to capital preservation. Brandywine Global invests primarily in U.S. government securities and investment-grade corporate credit. Brandywine Global accepts meaningful credit risk only after spreads have widened and the opportunity exists to invest in credit sectors trading at a discount, profiting as spreads normalize. Typically, the USFI strategy has employed limited use of derivatives. However, Brandywine Global has the option to use futures to adjust duration within the normal guideline bands. Credit default swaps are allowed for managing credit exposure or trading execution on a more cost-effective basis than by use of physical securities alone.

To avoid the inefficiencies of multi-sector U.S. bond benchmarks, the Brandywine Global portfolio management team takes a benchmark-agnostic approach that limits investment to only the few sectors and issues considered most attractive. The primary objective of the USFI strategy utilized in the Fund is to seek to outperform the Bloomberg U.S. Aggregate Bond Index over a full market cycle in differentiated ways than Brandywine Global’s peers while preserving the diversification benefits of core bonds (e.g. minimizing domestic equity correlations during periods of heightened market volatility).

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Under normal market conditions, the portion of the Fund allocated to Loomis Sayles invests primarily in bonds (or fixed-income securities), which include U.S. government securities, corporate bonds issued by U.S. or foreign companies, mortgage-backed securities, including commercial mortgage-backed securities, and asset-backed securities.

The portion of the Fund managed by Loomis Sayles maintains an average duration within one year of the average duration of the Bloomberg U.S. Aggregate Index and typically within 0.25 years of the Bloomberg U.S. Aggregate Index.

In deciding which securities to buy or sell, Loomis Sayles considers a number of factors related to the bond issue and the current market, including, for example, the financial strength of the issuer, current interest rates and valuations, the stability and volatility of a country’s bond markets, and expectations regarding general trends in interest rates and currency considerations.

Loomis Sayles also considers how purchasing or selling a bond would impact the portfolio’s overall risk profile (for example, its sensitivity to currency risk, interest rate risk, and sector-specific risk) and potential return (income and capital gains). Loomis Sayles may engage in active and frequent trading of portfolio securities in managing its allocated portion of the Fund’s assets.

Sun Life Capital Management (U.S.) LLC (“SLC Management”)

The portion of the Fund managed by SLC management has an overall investment objective to seek total return versus the Bloomberg U.S. Aggregate Bond Index while mitigating interest rate risk. SLC Management attempts to accomplish these investment objectives by investing in U.S. dollar denominated, investment grade fixed income securities. The long-term objective of the account is to outperform the Bloomberg U.S. Aggregate Bond Index when measured over 3-to-5 year periods. The sensitivity to interest rate changes is intended to track the market for domestic, investment grade fixed income securities. The effective duration of the account’s investment portfolio at the end of each calendar month during a fiscal year will typically be within half a year of the benchmark. The primary strategies utilized for value add are sector rotation, issue selection, and yield curve positioning.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a core, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a commonly used core benchmark, the Bloomberg U.S. Aggregate Index. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 12% below investment grade (off-benchmark) exposure is permitted. Any non-U.S. dollar positions will be fully hedged back to U.S. dollars.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Fixed Income Market Risk — The prices of the Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. In a low interest rate environment, risks associated with rising rates are heightened. Declines in dealer market-making capacity as a result of structural or regulatory changes could decrease liquidity and/or increase volatility in the fixed income markets. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Credit Risk — The credit rating or financial condition of an issuer may affect the value of a fixed income security. Generally, the lower the credit quality of a security, the greater the perceived risk that the issuer will fail to pay interest fully and return principal in a timely manner. If an issuer defaults or becomes unable to honor its financial obligations, the security may lose some or all of its value.

Credit Spread Risk — Credit spread is the difference in yield between securities that results from differences in each security’s respective credit quality. Credit spreads may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of the Fund’s debt securities.

Duration Risk — The longer-term securities in which the Fund may invest tend to be more volatile than shorter-term securities. A portfolio with a longer average portfolio duration is more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

The concept of duration is useful in assessing the sensitivity of a fixed income fund to interest rate movements, which are usually the main source of risk for most fixed income funds. Duration measures price volatility by estimating the change in price of a debt security for a 1% change in its yield. For example, a duration of five years means the price of a debt security will change about 5% for every 1% change in its yield. Thus, the higher the duration, the more volatile the security.

Interest Rate Risk — The risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which the Fund invests. Generally, the value of the Fund’s fixed income securities will vary inversely with the direction of prevailing interest rates. Changing interest rates may have unpredictable effects on the markets and may affect the value and liquidity of instruments held by the Fund. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates.

Prepayment and Extension Risk — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower interest debt obligations.

Foreign Company Risk — Investing in foreign companies poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund.

Foreign Sovereign Debt Securities Risk — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Corporate Fixed Income Securities Risk — The prices of the Fund’s corporate fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness and business prospects of individual issuers. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Mortgage-Backed Securities Risk — Mortgage-backed securities are affected by, among other things, interest rate changes and the possibility of prepayment of the underlying mortgage loans. Mortgage-backed securities are also subject to the risk that underlying borrowers will be unable to meet their obligations.

Asset-Backed Securities Risk — Payment of principal and interest on asset-backed securities is dependent largely on the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets.

High Yield Bond Risk — High yield, or “junk,” bonds are debt securities rated below investment grade. High yield bonds are speculative, involve greater risks of default, downgrade, or price declines and are more volatile and tend to be less liquid than investment-grade securities. Companies issuing high yield bonds are less financially strong, are more likely to encounter financial difficulties, and are more vulnerable to adverse market events and negative sentiments than companies with higher credit ratings.

Inflation Protected Securities Risk — Inflation protected securities are fixed income securities for which the principal and/or interest income paid is linked to inflation rates. They may be issued by the U.S. Treasury or foreign governments and U.S. and foreign corporations. The relationship between an inflation protected security and its associated inflation index affects both the sum the Fund is paid when the security matures and the amount of interest that the security pays the Fund. With inflation (a rise in the index), the principal of the security increases. With deflation (a drop in the index), the principal of the security decreases. Inflation protected securities pay interest at a fixed rate. Because the rate is applied to the adjusted principal, however, interest payments can vary in amount from one period to the next. If inflation occurs, the interest payment increases. In the event of deflation, the interest payment decreases. At the maturity of a security, the Fund receives the adjusted principal or the original principal, whichever is greater.

Floating Rate Securities Risk — The Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Adjustable Rate Mortgages Risk — ARMs contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

U.S. Government Securities Risk — The Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Payment of principal and interest on U.S. government obligations may be backed by the full faith and credit of the United States or may be backed solely by the issuing or guaranteeing agency or instrumentality itself. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Repurchase Agreement Risk — In the event that the counterparty to a repurchase agreement is unwilling or unable to fulfill its contractual obligations to repurchase the underlying security, the Fund may lose money, suffer delays, or incur costs arising from holding or selling the underlying security.

Liquidity Risk — Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Impact Investing Risk — The Fund invests part of its portfolio in securities that align with a proprietary impact investing framework for public fixed-income markets, which may exclude securities of certain issuers for nonfinancial reasons. Because of this, the Fund may forgo some market opportunities available to funds that do not use these criteria

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
6.71%	(5.33)%
12/31/2023	3/31/2022

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

CATHOLIC RESPONSIBLE INVESTMENTS BOND FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes
Institutional Shares	6.92%	0.07%	2.63%
Investor Shares	6.76%	(0.08)%	2.48%
Fund Returns After Taxes on Distributions
Investor Shares	4.92%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	3.97%	-^	-^
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)*	7.30%	(0.36)%	2.01%

*	The Bloomberg U.S. Aggregate Bond Index is a broad based index that measures the investment grade, U.S. dollar denominated, fixed rate, taxable bond market.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

Brandywine Global Investment Management, LLC

Anujeet Sareen, Managing Director and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Jack McIntyre, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Brian Kloss, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Tracy Chen, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2021.

Kevin O’Neil, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2023.

Paul Mielczarski, Head of Global Macro Strategy and Portfolio Manager, has managed the portion of the Fund’s assets allocated to Brandywine Global Investment Management, LLC since 2025.

Loomis, Sayles & Company, L.P.

Christopher T. Harms, Portfolio Manager and Co-Head of the Relative Return Team, has managed the portion of the Fund’s assets allocated to Loomis, Sayles & Company, L.P. since 2024.

Clifton V. Rowe, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Loomis, Sayles & Company, L.P. since 2024.

Daniel Conklin, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Loomis, Sayles & Company, L.P. since 2024.

Sun Life Capital Management (U.S.) LLC

Richard Familetti, CFA, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Daniel J. Lucey Jr., CFA, Senior Managing Director, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Philip Mendonca, Managing Director, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Matthew Salzillo, Managing Director, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Annette Serrao, CFA, Managing Director, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Sun Life Capital Management (U.S.) LLC since 2021.

Teachers Advisors, LLC

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, has managed the portion of the Fund’s assets allocated to Teachers Advisors, LLC since 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments Equity Index Fund

Investment Objective

The Catholic Responsible Investments Equity Index Fund (the “Fund”) seeks to replicate as closely as possible, before expenses, the performance of the S&P 500® Index.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.06%
Other Expenses	0.05%
Total Annual Fund Operating Expenses	0.11%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.02)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	0.09%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.09% of the Fund’s average daily net assets until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$9	$33	$60	$139

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive optimization process managed by Rhumbline Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P 500® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

The market value of the Fund’s investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser or Sub-Adviser, to the foregoing types of investments may be counted toward the Fund’s goal of investing at least 95% of its net assets in securities listed in the Index. The Fund attempts to replicate the investment performance of the Index and generally intends to invest in all stocks comprising the Index in approximate proportion to their weightings in the Index, except with respect to securities screened by the Adviser’s Catholic Responsible Investment criteria. The Fund is designed to balance the impact of Catholic Investment screens by overweighting select holdings so that the Fund’s broad quantitative characteristics match those of the Index as closely as possible. However, it may not be possible or practicable to purchase all stocks of the Index in those weightings. When it is not possible or practicable to purchase all stocks of the Index in those weightings, the Fund may purchase a sample of the stocks listed in the Index in proportions expected by the Sub-Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not represented in the Index, in anticipation of their removal from or addition to the Index, or if the Fund’s Sub-Adviser determines a stock to be substantially impaired by extraordinary events or financial conditions, including insufficient liquidity.

In addition to common stocks in the Index, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund is classified as diversified under the Investment Company Act of 1940, as amended ( the “1940 Act”); however, the Fund may become non-diversified solely as a result of a changes in the composition of the Index

(e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies from the potential investment universe because these companies operate business deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. To illustrate the impact of excluding securities from the S&P 500 Index, as of October 31, 2025, 71 large-cap U.S. equity stocks were excluded by the Catholic Responsible Investing screening criteria, or approximately 11% of the market value of the S&P 500 Index, weighted by capitalization. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by overweighting select portfolio holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. While this may increase short term tracking error of the Fund, the Fund seeks to match the total return of the S&P 500 Index, gross of fees and expenses, over three- and five-year periods while attempting to maintain an expected annualized tracking error of no greater than 0.75%, gross of fees and expenses.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Indexing Strategy/Index Tracking Risk — The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Large-Capitalization Company Risk — The large-capitalization companies in which the Fund invests may not respond as quickly as smaller companies to competitive challenges, and their growth rates may lag the growth rates of well-managed smaller companies during strong economic periods.

Industry Concentration Risk — The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is so concentrated. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Non-Diversification Risk — To the extent the Fund becomes non-diversified, the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the Fund is non-diversified, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the Fund’s invested assets are diversified.

Capital Gain Risk — As of the date of this prospectus, a substantial portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax adviser about your investment in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A, B, C and X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
21.60%	(19.69)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

CATHOLIC RESPONSIBLE INVESTMENTS EQUITY INDEX FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	16.78%	13.92%	14.87%
Fund Returns After Taxes on Distributions	15.73%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	10.60%	-^	-^
S&P 500® Index (reflects no deduction for fees, expenses or taxes)*	17.88%	14.42%	14.82%

*

The S&P 500® Index is a free-float capitalization-weighted index, published since 1957, of the prices of 500 large-cap common stocks actively traded in the United States. The stocks included in the Index are those of large publicly held companies that trade on either of the two largest American stock exchanges: the NYSE and the NASDAQ.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

RhumbLine Advisers

Alex Ryer, CFA, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Julie Lee, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Jeff Kusmierz, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Antonio Ballestas, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Drew Zagarri, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments Multi-Style US Equity Fund

Investment Objective

The Catholic Responsible Investments Multi-Style US Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, sell, and hold Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.60%	0.60%
Other Expenses	0.22%	0.07%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses[1]	0.82%	0.67%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.69% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$84	$262	$455	$1,014
Institutional Shares	$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 41% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of predominantly mid to large capitalization companies included in the Russell 1000® Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of companies located in the United States. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

For purposes of the Fund’s 80% investment policy, equity securities include (i) common and preferred stocks of large and medium capitalization U.S. and non-U.S. companies that are believed to have above-average market appreciation potential; (ii) equity securities economically tied to non-U.S. countries and (iii) equity-related securities such as convertible securities. The Fund may also occasionally invest in common stocks of small capitalization U.S. companies. The Fund may pursue a strategy of being fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include futures contracts. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund may also invest in securities of non-U.S. issuers by investing in non-U.S. issuers denominated in U.S. dollars and traded on U.S. stock exchanges and over-the-counter markets, including GDRs and EDRs, or through purchasing American Depositary Receipts (“ADRs”). The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Boston Partners Global Investors, Inc. (“Boston Partners”)

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets allocated to Boston Partners in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by Boston Partners as having value characteristics.

In seeking this investment objective, Boston Partners examines various factors to determine the value characteristics of such issuers, including price-to-book ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth, and cash flow. Boston Partners selects securities for its allocated portion of the Fund’s assets based on a continuous study of trends in industries and companies, earnings power, growth, and other investment criteria. In managing its allocated portion of the Fund’s assets, Boston Partners may focus its investments in a particular sector or sectors of the economy. The Fund may also invest up to 20% of its total assets allocated to Boston Partners in foreign currency-denominated securities. The Fund may invest up to 15% of its net assets allocated to Boston Partners in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The portion of the Fund managed by Boston Partners may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public. In managing its allocated portion of the Fund’s assets, Boston Partners may trade securities actively.

Mar Vista Investment Partners, LLC (“Mar Vista”)

In managing its allocated portion of the Fund’s assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies deemed to have sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a demonstrated ability to allocate capital in ways that maximize shareholder value. Mar Vista’s investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies to assess the intrinsic worth of the business. Mar Vista builds financial models for companies in their investment universe based on publicly available information and proprietary research. The models normalize historical accounting statements and project key value drivers to determine likely future free cash flow to arrive at estimates of intrinsic value. The Mar Vista team collectively challenges the key assumptions underlying the intrinsic value of a company. Mar Vista uses scenario analysis to determine a “margin of safety,” or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista’s estimate of intrinsic value, the company’s fundamentals fall short of Mar Vista’s investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

In managing its allocated portion of the Fund’s assets, T. Rowe Price seeks sector and industry-neutral exposure to the S&P 500 Index, with value added through stock selection. T. Rowe Price combines fundamental research with a disciplined portfolio construction process to achieve the Fund’s investment objectives.

A portfolio oversight team, which includes the portfolio managers, is responsible for the overall structure of the allocated portion of the Fund and for developing rules for portfolio construction. The portfolio oversight team seeks to take advantage of T. Rowe Price’s fundamental research by assigning equity analysts to select stocks for the allocated portion of the Fund within industries where they have focused expertise, subject to the oversight and discretion of the portfolio managers who work closely with the analysts. The analysts and portfolio managers rely on fundamental research, which considers various factors such as the quality of a company’s management team and its business franchise, earnings growth potential of a company and its market sector, and valuation. The portfolio oversight team evaluates the performance of the allocated portion of the Fund and the analysts’ stock selections, tracking and aligning the Fund’s risk characteristics with those of the S&P 500 Index, monitoring exposures to industries and sectors, managing cash flows into and out of the allocated portion of the Fund, and ensuring overall compliance by the analysts with T. Rowe Price’s portfolio construction principles.

William Blair Investment Management, LLC (“William Blair”)

William Blair’s strategy utilized for the Fund seeks long-term capital appreciation through investment in stocks of large capitalized (“large cap”) growth companies.

Under normal market conditions, William Blair’s strategy invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large cap companies. William Blair’s strategy invests primarily in a portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of large cap U.S. growth companies that are expected to exhibit quality growth characteristics. For purposes of William Blair’s strategy, William Blair considers a company to be a large cap company if it has a market capitalization no smaller than the smallest capitalized company included in the Russell 1000® Index at the time of the strategy’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in William Blair’s strategy. To a limited extent, William Blair’s strategy may also purchase stocks of companies with business characteristics and growth prospects similar to large cap companies, but that may have market capitalizations below the market capitalization of the smallest member of the Russell 1000® Index.

The Russell 1000® Index is a widely recognized, unmanaged index that measures the performance of the 1,000 largest U.S. companies. The companies in the Russell 1000® Index are considered representative of large cap companies. The size of companies in the Russell 1000® Index may change with market conditions. In addition, changes to the composition of the Russell 1000® Index can change the market capitalization range of the companies included in the Index. As of October 31, 2025, the Russell 1000® Index included securities issued by companies that ranged in size between $1.1 billion and $4.9 trillion. The Russell 1000® Growth Index, the performance benchmark for William Blair’s strategy, measures the performance of companies included in the Russell 1000® Index with a greater-than-average growth orientation.

In choosing investments for its allocated portion of the Fund’s assets, William Blair performs fundamental company analysis and focuses on stock selection. William Blair evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and the holdings of William Blair’s strategy may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (for example, this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Market Risk — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Large-Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The small- and mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small- and mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small- and mid-capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Growth Investment Style Risk — The Sub-Advisers’ growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Value Investment Style Risk — The Sub-Advisers’ value investment style may increase the risks of investing in the Fund. If the Sub-Advisers’ assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Sector and Industry Focus Risk — Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Information Technology Sector Risk. The Fund may have significant exposure to securities of issuers in the information technology sector. The information technology sector has been among the most volatile sectors of the stock market. Because the Fund’s investments are significantly exposed to companies in the information technology sector, its performance will be significantly affected by developments in that sector. The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors. Companies in the information technology sector involve greater risk because their revenue and/or earnings tend to be less predictable (and some companies may be experiencing significant losses) and their share prices tend to be more volatile. Certain companies in the information technology sector may have limited product lines, markets or financial resources, or may depend on a limited management group. In addition, these companies are strongly affected by worldwide technological developments, and their products and services may not be economically successful or may quickly become outdated. Investor perception may play a greater role in determining the day-to-day value of information technology stocks than it does in other sectors. Fund investments may decline dramatically in value if anticipated products or services are delayed or cancelled. The risks associated with companies in the information technology sector are magnified in the case of small-cap technology companies.

Cyber Security and Operational Risk — The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.

Portfolio Turnover Risk — Due to its investment strategy, the Fund may buy and sell securities frequently. This may result in higher transaction costs and taxes subject to ordinary income tax rates as opposed to more favorable capital gains rates, which may affect the Fund’s performance.

Liquidity Risk — Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Initial Public Offering Risk — The market value of shares issued in an IPO may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Index Correlation Risk — Because a portion of the Fund weighs each sector and industry approximately the same as its index, the Fund’s ability to broadly reallocate this portion of its portfolio due to changes in outlook for a particular sector or industry is more limited than other actively-managed funds with greater flexibility to overweight or underweight certain sectors and industries due to changes in market conditions. As a result, the Fund’s performance may lag the performance of other actively-managed funds with more flexible investment programs.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Institutional Shares performance from year to year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses, and with respect to the table Investor Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
12.56%	(18.38)%
12/31/2023	6/30/2022

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND	1 Year	Since Predecessor Fund’s Inception (April 30, 2021)
Fund Returns Before Taxes
Institutional Shares	15.32%	8.31%
Investor Shares	15.14%	8.14%
Fund Returns After Taxes on Distributions
Institutional Shares	13.79%	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	10.16%	-^
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)*	17.37%	11.94%

*

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

Boston Partners Global Investors, Inc.

Mark E. Donovan, CFA, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Boston Partners Global Investors, Inc. since 2024.

David T. Cohen, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Boston Partners Global Investors, Inc. since 2024.

Joshua White, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Boston Partners Global Investors, Inc. since 2024.

Mar Vista Investment Partners, LLC

Silas Myers, CFA, Partner, CEO, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Brian Massey, CFA, Partner, President, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Joshua Honeycutt, CFA, Partner, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Jeffrey Prestine, Partner, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

T. Rowe Price Associates, Inc.

Ann M. Holcomb, CFA, Vice President, has managed the portion of the Fund’s assets allocated to T. Rowe Price Associates, Inc. since 2024.

Jason Nogueira, CFA, Vice President, has managed the portion of the Fund’s assets allocated to T. Rowe Price Associates, Inc. since 2024.

Jason Benjamin Polun, CFA, Vice President, has managed the portion of the Fund’s assets allocated to T. Rowe Price Associates, Inc. since 2024.

William Blair Investment Management, LLC

Jim Golan, CFA, Partner, has managed the portion of the Fund’s assets allocated to William Blair Investment Management, LLC since 2024.

David Ricci, CFA, Partner, has managed the portion of the Fund’s assets allocated to William Blair Investment Management, LLC since 2024.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments International Equity Fund

Investment Objective

The Catholic Responsible Investments International Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.74%	0.74%
Other Expenses	0.21%	0.06%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.06%	0.06%
Total Annual Fund Operating Expenses[1]	0.95%	0.80%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.84% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$97	$303	$525	$1,166
Institutional Shares	$82	$255	$444	$990

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 46% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well-established companies based in those countries included in the MSCI All Country World Ex-USA Index (the “Index”) that are believed to have above-average market appreciation potential.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of well-established companies that are located in countries throughout the world. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures, with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund invests in both developed markets and emerging markets and may invest in frontier markets. The Fund defines emerging markets countries as countries that are classified by MSCI Emerging Markets Index as emerging markets, and it defines frontier markets countries as countries that are classified by MSCI Frontier Markets Index. The Fund invests principally in large and medium capitalization companies, but it may also invest in small capitalization companies.

Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of non-U.S. companies or, if conditions are not favorable, invests at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if (i) the company is organized or maintains its principal place of business outside of the U.S.; (ii) the company’s securities are traded principally outside of the U.S.; (iii) at least 50% of the company’s revenues or profits are generated outside of the U.S.; (iv) at least 50% of the company’s assets are located outside of the U.S.; or (v) based on its MSCI All Country World Ex-USA Index country classification. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Causeway Capital Management LLC (“Causeway”)

The investment objective of Causeway’s international opportunities strategy utilized for the Fund is to seek long-term growth of capital through investment primarily in equity securities of companies in both developed markets – excluding the U.S. - and emerging markets using Causeway’s proprietary asset allocation methodology to determine developed and emerging market weightings. Pursuant to the Adviser’s Catholic Responsible Investment criteria, Causeway will not invest in companies excluded by such criteria, as provided from time to time to Causeway by the Adviser. For the developed markets portion, Causeway, using fundamental research supplemented by quantitative analysis, pursues a “value” investing style, meaning that it seeks to buy stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics Causeway considers include: low price-to-earnings ratio relative to the sector, high yield relative to the market, low price-to-book value ratio relative to the market, low price-to-cash flow ratio relative to the market, and financial strength. Generally, Causeway views price-to-earnings ratio and yield as the most important factors to consider. For the emerging markets portion, Causeway uses a quantitative investment approach. To select securities, Causeway’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, competitive strength, and corporate events, and “top-down” factors relating to macroeconomics, currency, and country sector aggregate. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. Causeway uses quantitative signals from systems developed and managed by its quantitative portfolio managers and qualitative input from its fundamental portfolio managers to determine the allocation of assets between the international value portfolio and the emerging markets portfolio. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the international opportunities strategy’s benchmark, the MSCI ACWI ex USA Index. The model currently analyzes factors in five categories: valuation, earnings growth, financial strength, macroeconomics, and risk aversion. Causeway’s fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the international value portfolio and the emerging markets portfolio. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team.

Principal Global Investors, LLC (“Principal Global”)

Principal Global’s International Growth Equity strategy utilized for the Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well established companies based on those countries included in the MSCI All Country World Ex-USA Growth Index that are believed to have above-average market appreciation potential. The International Growth Equity strategy will adhere to the CBIS Commitment to Catholic Responsible Investing.

Principal Global recognizes that stock markets price companies semi-efficiently, with most stocks reasonably valued under a majority of market conditions. Principal Global also recognizes that persistent behavioral biases and structural impediments to capital flows can create market inefficiencies and opportunities over time.

Principal Global believes that identifying meaningful mispricing requires skill and a focus on key attributes influencing changes in the magnitude, timing and certainty of earnings and cash flows. Principal Global seeks to exploit these anomalies and inefficiencies through a focused fundamental research process, and a disciplined multifaceted approach to risk management.

Principal Global seeks to identify and invest in companies where future free cash flow growth is underestimated by the market. A future free cash flow focused discipline allows for open-minded assessment of opportunities ranging from aggressive growth to deep value. This philosophy requires scrutiny of growth opportunities to assess free cash flow generation and also demands an understanding of valuation by identifying arbitrage opportunities arising from differences in growth expectations.

Opportunities can arise by focusing on essential value drivers for each company and identifying material dislocations relative to market expectations.

Importantly, the sources of these differences must be assessed to eliminate or take advantage of behavioral flaws.

WCM Investment Management, LLC (“WCM”)

In constructing its allocated portion of the Fund’s assets, WCM starts with simple-to-understand businesses that are believed to exhibit clean financials, low-or-no debt, high or rising returns on invested capital, relatively predictable free cash flow generation, and consistent earnings/revenue growth histories. In WCM’s analysis, WCM focuses on each company’s business model (particularly its economic “moat”), its corporate culture, its management, and lastly, its valuation (using industry- and/or name-specific valuation techniques). With a minimum time horizon of 3–5 years, the portion of the Fund’s portfolio allocated to WCM is expected to have lower than average turnover; WCM expects as much as half the turnover to be position-size management (trims and adds). The product of WCM’s philosophy and process is a focused, large-cap, quality, growth portfolio.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the

Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Small- and Mid-Capitalization Company Risk — The mid- and small-capitalization companies the Fund may invest in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these medium- and small-sized companies may have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid- and small-

capitalization stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Value Investment Style Risk — A Sub-Adviser’s value investment style may increase the risks of investing in the Fund. If a Sub-Adviser’s assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future.

Quantitative Strategy Risk — Funds that are managed according to a quantitative model can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Investor Shares performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares of the Fund, and Class B, Class C and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Investor Shares expenses, and with respect to the table Institutional Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
21.07%	(23.38)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Investor Shares only. After-tax returns for Institutional Shares will vary.

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL EQUITY FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes
Institutional Shares	26.41%	6.89%	9.29%
Investor Shares	26.21%	6.74%	9.13%
Fund Returns After Taxes on Distributions
Investor Shares	24.89%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Investor Shares	16.58%	-^	-^
MSCI All Country World Ex-USA Index (reflects no deduction for fees, expenses or taxes)	33.11%	8.46%	8.95%
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	33.11%	8.46%	8.95%

*

The Custom Benchmark is a hybrid benchmark consisting of the MSCI EAFE Index from inception through May 31, 2015, and then the MSCI ACWI ex USA Index going forward. The MSCI EAFE Index captures large and mid cap representation across 21 developed markets (excluding the US and Canada). The MSCI ACWI ex USA Index captures large and mid cap representation across 22 of 23 developed markets countries (excluding the US) and 27 emerging markets countries. With 2,354 constituents, the index covers approximately 85% of the global equity opportunity set outside the US.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

Causeway Capital Management LLC

Brian Woonhyung Cho, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Jonathan Eng, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Joe Gubler, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Harry Hartford, President, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Arjun Jayaraman, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Sarah Ketterer, Chief Executive Officer, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

MacDuff Kuhnert, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Ellen Lee, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Conor Muldoon, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Ryan Myers, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Steven Nguyen, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Alessandro Valentini, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Causeway Capital Management LLC since 2021.

Principal Global Investors, LLC

Paul H. Blankenhagen, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Principal Global Investors, LLC since 2021.

George P. Maris, CFA, Executive Managing Director, Chief Investment Officer, Global Head of Equities, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Principal Global Investors, LLC since 2023.

Matthew Peron, Managing Director, Deputy Chief Investment Officer, Portfolio Manager, has managed the portion of the Fund’s assets allocated to Principal Global Investors, LLC since 2025.

WCM Investment Management, LLC

Sanjay Ayer, CFA, Portfolio Manager, Business Analyst, has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2021.

Paul R. Black, Chief Executive Officer, Portfolio Manager has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2021.

Michael B. Trigg, President, Portfolio Manager, has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2021.

Jon Tringale, Portfolio Manager, has managed the portion of the Fund’s assets allocated to WCM Investment Management, LLC since 2022.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments Small-Cap Fund

Investment Objective

The Catholic Responsible Investments Small-Cap Fund (the “Fund”) seeks to replicate the performance of the S&P SmallCap 600® Index, an index representing small capitalization companies.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.20%
Other Expenses	0.08%
Total Annual Fund Operating Expenses[1]	0.28%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.31% of the Fund’s average daily net assets until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$29	$90	$157	$356

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund uses a passive optimization process managed by Rhumbline Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P SmallCap 600® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that measures the performance of small-capitalization companies in the United States. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

The market value of the Fund’s investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser or Sub-Adviser, to the foregoing types of investments may be counted toward the Fund’s goal of investing at least 95% of its net assets in securities listed in the Index. The Fund attempts to replicate the investment performance of the Index and generally intends to invest in all stocks comprising the Index in approximate proportion to their weightings in the Index, except with respect to securities screened by the Adviser’s Catholic Responsible Investment criteria. The Fund is designed to balance the impact of Catholic Investment screens by overweighting select holdings so that the Fund’s broad quantitative characteristics match those of the Index as closely as possible.

However, it may not be possible or practicable to purchase all stocks of the Index in those weightings. When it is not possible or practicable to purchase all stocks of the Index in those weightings, the Fund may purchase a sample of the stocks listed in the Index in proportions expected by the Sub-Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition to common stocks in the Index, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. The Fund may also, to the extent permitted by applicable law, invest in shares of other funds or pooled vehicles, including mutual funds and exchange-traded funds (including those advised by the Adviser), real estate investment trusts (“REITs”), and master limited partnerships (“MLPs”) whose investment objectives and policies are similar to those of the Fund.

The Fund is classified as diversified under the 1940 Act; however, the Fund may become non-diversified solely as a result of a changes in the composition of the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies from the potential investment universe available to the Fund because these companies operate business deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. To illustrate the impact of excluding securities from the S&P SmallCap 600® Index, as of October 31, 2025, 32 small-cap companies were excluded by the Catholic Responsible Investing screening criteria, or approximately 4.34% of the market value of the S&P SmallCap 600® Index, weighted by capitalization. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by overweighting select portfolio holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. While this may increase short term tracking error of the Fund, the Fund seeks to match the total return of the S&P SmallCap 600® Index, gross of fees and expenses, over three- and five-year periods while attempting to maintain an expected annualized tracking error of no greater than 0.30%, gross of fees and expenses.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Small-Capitalization Company Risk — The Fund is also subject to the risk that small-cap stocks may underperform other segments of the equity market or the equity market as a whole. Small-cap companies may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, small-cap stocks may be more volatile than those of larger companies and may be subject to great liquidity risk. These securities may be traded over-the-counter or listed on an exchange.

Indexing Strategy/Index Tracking Risk — The Fund is managed with an indexing investment strategy, attempting to track the performance of an unmanaged index of securities, regardless of the current or projected performance of the Index or of the actual securities comprising the Index. This differs from an actively-managed fund, which typically seeks to outperform a benchmark index. As a result, the Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the Index will affect the performance, volatility, and risk of the Index and, consequently, the performance, volatility, and risk of the Fund. The Fund’s performance may not match the performance of the Index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the Index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the Index. As discussed below, the Fund’s performance may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, generally as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Non-Diversification Risk — To the extent the Fund becomes non-diversified, the Fund may invest a relatively high percentage of its assets in a limited number of issuers. Therefore, when the Fund is non-diversified, the Fund’s performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the Fund’s invested assets are diversified.

Industry Concentration Risk — The Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that the Index is so concentrated. Concentrating Fund investments in companies conducting business in the same industry will subject the Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Derivatives Risk — Futures contracts and options are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is the risk that the issuer will fail to pay interest fully and return principal in a timely manner. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Capital Gain Risk — As of the date of this prospectus, a substantial portion of the Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If the Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax adviser about your investment in the Fund.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the past ten years and by showing how the Fund’s average annual total returns for the one, five and ten year periods compare with the returns of a broad-based securities market index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A, Class B and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
30.81%	(32.61)%
12/31/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

CATHOLIC RESPONSIBLE INVESTMENTS SMALL-CAP FUND	1 Year	5 Years	10 Years
Fund Returns Before Taxes	5.85%	7.08%	9.30%
Fund Returns After Taxes on Distributions	4.23%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	4.19%	-^	-^
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	17.15%	13.15%	14.29%
S&P SmallCap 600® Index (reflects no deduction for fees, expenses or taxes)	6.02%	7.31%	9.81%
Custom Benchmark (reflects no deduction for fees, expenses or taxes)*	6.02%	7.31%	9.54%

*

The Custom Benchmark is a hybrid benchmark consisting of the Russell 2000® Index from inception through October 31, 2017, and then the S&P SmallCap 600® Index going forward. The Russell 2000® Index measures the performance of approximately 2000 small-cap companies included in the Russell 3000® Index, which itself includes the largest 3,000 US companies representing approximately 96% of the investable US equity market. The S&P SmallCap 600® Index seeks to measure the small-cap segment of the U.S. equity market. The index is designed to track companies that meet specific inclusion criteria to ensure that they are liquid and financially viable.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

RhumbLine Advisers

Alex Ryer, CFA, Chief Investment Officer, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Julie Lee, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Jeff Kusmierz, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Antonio Ballestas, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

Drew Zagarri, CFA, Portfolio Manager, has managed the portion of the Fund’s assets allocated to RhumbLine Advisers since 2021.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Catholic Responsible Investments International Small-Cap Fund

Investment Objective

The Catholic Responsible Investments International Small-Cap Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, hold, and sell Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Institutional Shares
Management Fees	0.96%
Other Expenses	0.34%
Total Annual Fund Operating Expenses	1.30%
Less Fee Reductions and/or Expense Reimbursements[1]	(0.15)%
Total Annual Fund Operating Expenses After Fee Reductions and/or Expense Reimbursements	1.15%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 1.15% of the Fund’s average daily net assets until February 28, 2027 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses (including one year of capped expenses in each period) remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$117	$397	$699	$1,555

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. During its most recent fiscal year, the Fund’s portfolio turnover rate was 59% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of small capitalization companies based in those countries included in the MSCI All Country World ex-US Small Cap Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in a broadly diversified portfolio of equity securities of small capitalization companies that are located in countries throughout the world. The Fund generally considers small-cap foreign companies to be those companies with similar market capitalization and located in countries included in the MSCI All Country World ex-US Small Cap Index. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe or Asia. The Fund invests in both developed markets and emerging markets but will not invest in frontier markets. The Fund defines emerging markets countries as countries that are classified by MSCI Emerging Markets Index as emerging markets, and it defines frontier markets countries as countries that are classified by MSCI Frontier Markets Index. The Fund generally invests in at least three different countries, and invest at least 40% of its assets in securities of non-U.S. companies or, if conditions are not favorable, invest at least 30% of its assets in securities of non-U.S. companies. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Fund’s primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. However, Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Fund to implement its investment strategy. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Fund’s investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or the Fund’s investment program, will be successful.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser.

Allspring Global Investments, LLC (“Allspring Investments”)

In managing the portion of the Fund allocated to Allspring Investments, Allspring Investments’ Special Global Equity team utilizes a disciplined investment process to invest in small-sized companies across the developed markets outside of the U.S., focusing on stocks with attractive reward-to-risk ratios. Allspring Investments focuses on companies that have established operating histories, durable asset bases that provide long-term competitive advantages, flexible balance sheets, and strong sustainable free cash flows. Allspring Investments believes that companies with these characteristics typically control their own destiny and may help insulate the portion of the Fund’s assets allocated to Allspring Investments from the volatility caused by cyclical earnings swings. The portion of the Fund managed by Allspring Investments is constructed to achieve diversification across regions, sectors, and industries with a goal of consistently generating favorable risk-adjusted returns.

Lazard Asset Management LLC (“Lazard”)

Lazard seeks consistency throughout market cycles and relies on a core, bottom-up stock selection approach while avoiding unwanted top-down or macro exposures to achieve this objective. The investment universe for the portion of the Fund’s assets allocated to Lazard consists of approximately 14,000 developed and emerging-market small cap stocks using an active, quantitatively based investment process that evaluates each company’s growth potential, valuation, market sentiment and financial quality on a daily basis relative to global peers. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, capitalization and beta.

The active, quantitative approach utilized by Lazard’s portfolio management team begins by defining the universe of stocks with sufficient liquidity and data to develop a proper analysis. Additional criteria are used to restrict the universe according to the Fund’s commitment to Catholic Responsible InvestingSM. Companies are evaluated daily relative to peers according to Lazard’s assessment of four independent measures, including growth potential, valuation, market sentiment and financial quality. Companies deemed to have the most attractive rankings will typically receive the largest relative weight. Risk is managed on a benchmark relative basis controlling country, industry, sector, capitalization, beta within prescribed ranges around the benchmark allowing stock selection to determine relative return.

The Fund will typically invest the majority of its assets allocated to Lazard in equity securities, including REITs of non-US developed and emerging markets companies. Under normal circumstances, the Fund invests at least 80% of its assets allocated to Lazard in equity securities. Asset allocation among countries and regions is designed to approximate that of the underlying benchmark, attempting to assure return consistency with the asset class. Lazard will not engage in market timing or make significant shifts between country markets or economic sectors based on their outlook.

Parametric Portfolio Associates LLC (“Parametric”)

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Adviser. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Market Risk — The prices of and the income generated by the Fund’s securities may decline in response to, among other things, investor sentiment, general economic and market conditions, regional or global instability, and currency and interest rate fluctuations. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways.

Small-Capitalization Company Risk — The Fund is also subject to the risk that small-cap stocks may underperform other segments of the equity market or the equity market as a whole. Small-cap companies may be more vulnerable to adverse corporate, business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management team. Therefore, small-cap stocks may be more volatile than those of larger companies and may be subject to great liquidity risk. These securities may be traded over-the-counter or listed on an exchange.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Currency Risk — As a result of the Fund’s investments in securities denominated in, and/or receiving revenues in, foreign currencies, the Fund will be subject to currency risk. Currency risk is the risk that foreign currencies will decline in value relative to the U.S. dollar, in which case the dollar value of an investment in the Fund would be adversely affected.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Growth Investment Style Risk — The Sub-Advisers’ growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Value Investment Style Risk — The Sub-Advisers’ value investment style may increase the risks of investing in the Fund. If the Sub-Advisers’ assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual total returns for the one and five year and since inception periods compare with the returns of a broad-based securities market index and a more narrowly based index with characteristics relevant to the Fund’s investment strategies. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the bar chart and performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
18.97%	(27.25)%
6/30/2020	3/31/2020

Average Annual Total Returns for Periods Ended December 31, 2025

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”).

CATHOLIC RESPONSIBLE INVESTMENTS INTERNATIONAL SMALL-CAP FUND	1 Year	5 Years	Since Predecessor Fund’s Inception (December 31, 2019)
Fund Returns Before Taxes	27.07%	7.74%	7.60%
Fund Returns After Taxes on Distributions	24.11%	-^	-^
Fund Returns After Taxes on Distributions and Sale of Fund Shares	18.05%	-^	-^
MSCI All Country World Investable Markets Index ex-US (reflects no deduction for fees, expenses or taxes)	32.67%	8.31%	8.84%
MSCI All Country World Ex-US Small-Cap Index (reflects no deduction for fees, expenses or taxes)*	29.88%	7.41%	8.58%

*

The MSCI ACWI ex USA Small Cap Index captures small cap representation across 22 of 23 developed markets countries (excluding the US) and 26 emerging markets countries. With 4,391 constituents, the index covers approximately 14% of the global equity opportunity set outside the US.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services, Inc.

Tom Digenan, CFA, Chief Investment Officer, has managed the Fund since 2024.

Investment Sub-Advisers and Portfolio Managers

Mercer Investments LLC

Mercer Investments LLC is the Fund’s primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Fund, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for the Fund. Mercer does not have discretionary authority with respect to the investment of the Fund’s assets.

Allspring Global Investments, LLC

James M. Tringas, CFA, Senior Portfolio Manager, Co-Head of Special Global Equity, has managed the portion of the Fund’s assets allocated to Allspring Global Investments, LLC since 2024.

Stephen Giggie, CFA, Co-Portfolio Manager, Special Global Equity, has managed the portion of the Fund’s assets allocated to Allspring Global Investments, LLC since 2024.

Oleg Makhorine, Co-Portfolio Manager, Special Global Equity, has managed the portion of the Fund’s assets allocated to Allspring Global Investments, LLC since 2024.

Bryant VanCronkhite, CFA, CFP, Senior Portfolio Manager, Co-Head of Special Global Equity, has managed the portion of the Fund’s assets allocated to Allspring Global Investments, LLC since 2024.

Lazard Asset Management LLC

Paul Moghtader, Managing Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Taras Ivanenko, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Peter Kashanek, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Ciprian Marin, Managing Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Craig Scholl, Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Susanne Willumsen, Managing Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Alex Lai, Managing Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2021.

Kurt Livermore, Managing Director, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Lazard Asset Management LLC since 2023.

Parametric Portfolio Associates LLC

Richard Fong, CFA, Managing Director, Investment Strategy, has managed the portion of the Fund’s assets allocated to Parametric Portfolio Associates LLC since 2024.

Zach Olsen, CFA, Senior Portfolio Manager, has managed the portion of the Fund’s assets allocated to Parametric Portfolio Associates LLC since 2024.

For important information about the purchase and sale of Fund shares, taxes and financial intermediary compensation, please turn to “Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation” on page 177 of the prospectus.

Summary Information about the Purchase and Sale of Fund Shares, Taxes and Financial Intermediary Compensation

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional or Investor Shares (if applicable) of a Fund, you must generally invest at least the minimums presented below. Systematic planned contributions are required to be at least $1,000.

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments Magnus 45/55 Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 75/25 Fund	$5,000	$15,000,000
Catholic Responsible Investments Ultra Short Bond Fund	N/A	$5,000
Catholic Responsible Investments Short Duration Bond Fund	N/A	$5,000
Catholic Responsible Investments Opportunistic Bond Fund	$5,000	$5,000,000
Catholic Responsible Investments Bond Fund	$5,000	$5,000,000
Catholic Responsible Investments Equity Index Fund	N/A	$3,000,000
Catholic Responsible Investments Multi-Style US Equity Fund	$5,000	$5,000,000
Catholic Responsible Investments International Equity Fund	$5,000	$5,000,000
Catholic Responsible Investments Small-Cap Fund	N/A	$3,000,000
Catholic Responsible Investments International Small-Cap Fund	N/A	$1,000,000

Each Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Funds directly by mail at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-348-6466.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Funds.

Tax Information

Each Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks

The Funds’ Investment Objectives

The investment objective of each of the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund seeks to achieve current income and long-term capital appreciation.

The investment objective of the Catholic Responsible Investments Ultra Short Bond Fund seeks to provide current income consistent with the preservation of capital.

The investment objective of the Catholic Responsible Investments Short Duration Bond Fund seeks maximum current income consistent with the preservation of capital.

The investment objective of the Catholic Responsible Investments Opportunistic Bond Fund seeks current income and to provide relatively low correlation to equity assets.

The investment objective of the Catholic Responsible Investments Bond Fund seeks current income and long-term capital appreciation.

The investment objective of the Catholic Responsible Investments Equity Index Fund seeks to replicate as closely as possible, before expenses, the performance of the S&P 500® Index.

The investment objective of the Catholic Responsible Investments Multi-Style US Equity Fund seeks to achieve long-term capital appreciation.

The investment objective of the Catholic Responsible Investments International Equity Fund seeks to achieve long-term capital appreciation.

The investment objective of the Catholic Responsible Investments Small-Cap Fund seeks to replicate the performance of the S&P SmallCap 600® Index, an index representing small capitalization companies.

The investment objective of the Catholic Responsible Investments International Small-Cap Fund seeks to achieve long-term capital appreciation.

Each Fund’s investment objective is not a fundamental policy and may be changed by the Board without shareholder approval.

The Funds’ Principal Investment Strategies

Fundamental Investment Policy of Catholic Responsible Investing

As a fundamental policy, each Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic

Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools (or any successor thereto). For the avoidance of doubt, a change in a particular component, detail or definition of CRI will not require shareholder approval. However, shareholders will be provided notice of any change in a particular component, detail or definition of CRI that materially impacts a Fund or its principal investment strategies.

CRI is an investment strategy designed specifically to help investors earn sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management.

Catholic Investment Screening

Catholic investment screening seeks to avoid the Funds benefiting from company activities that violate Roman Catholic Church teachings. This screening reflects a detailed understanding of Roman Catholic Church moral theology to identify products and activities that cause companies to be excluded from investment portfolios. These currently are:

●	Activities that violate Roman Catholic Church life ethics including abortion, contraception, and embryonic stem cell research

●	The production of pornographic materials

●	The production of landmines or firearms

●	The production of nuclear or conventional weapons

●	The production of cigarettes and other tobacco products

●	Companies that have the highest impact on carbon emissions and who are likely unable to adapt their business model to be part of the solution to climate change.

The Adviser conducts in-depth reviews of companies’ activities to determine their suitability for the Funds. The Adviser uses a bottom-up approach based on third-party and original research spanning global markets to monitor companies’ products and services. The screening process is dynamic and involves constant monitoring. The universe of developed and emerging market publicly traded companies is evaluated on an ongoing basis. Only those companies that pass the Catholic investment screens are eligible for investment by the Funds.

Active Ownership

In keeping with Roman Catholic Church teaching, CRI also takes an active approach to ownership, working on behalf of the Funds to encourage companies to improve their policies and practices. CRI holds as a principle that shareholder advocacy is an essential aspect of the Adviser’s fiduciary duty and can help employees, local communities, and the environment, and can potentially reduce investment risk and improve shareholder value. In addition to filing shareholder resolutions and voting proxies, CRI requires the Adviser to engage in long-term dialogue with companies to advise them and hold them accountable as responsible corporate citizens whose activities have global impacts. The issues addressed through active ownership build on those addressed in Catholic investment screening.

Diversified Asset Management

The Funds’ manager of managers approach is also a core tenant of CRI, intended to deliver a broadly diversified and disciplined set of portfolios reflective of Roman Catholic Church values. Through ongoing monitoring of sub-advisers, the Adviser provides an independent overlay to seek to assure that the Funds’ sub-advisers’ choices generate both competitive financial returns and continue to support Roman Catholic Church beliefs.

The Adviser has engaged Mercer Investments LLC (“Mercer”), the Funds’ primary sub-adviser, to provide ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Funds, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for each of the Funds. However, Mercer does not have discretionary authority with respect to the investment of the Funds’ assets.

The Adviser, working closely with Mercer and in consideration of its recommendations, uses both a quantitative screening process and qualitative selection process when selecting investments for the Funds to implement their investment strategies. The Adviser and Mercer conduct research on various investment managers and investment options in order to establish a selection of investments to fulfill the Funds’ investment objectives. Mercer’s assistance and recommendations for selection of investment funds are made according to asset allocation, return expectations and other guidelines set by the Adviser with oversight of the Board. No assurance can be given that any or all investment strategies, or a Fund’s investment program, will be successful.

Catholic Responsible Investments Magnus Funds

The Catholic Responsible Investments Magnus Funds consists of the following four funds: Catholic Responsible Investments Magnus 45/55 Fund; Catholic Responsible Investments Magnus 60/40 Beta Plus Fund; Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund; Catholic

Responsible Investments Magnus 75/25 Fund (each, a “Magnus Fund” and collectively, the “Magnus Funds”).

The Magnus Funds seek to achieve their respective investment objectives by using a “fund-of-funds” strategy. Accordingly, the Magnus Funds invest in a combination of other Catholic Responsible Investments mutual funds (the “Underlying Funds”) in accordance with their target asset allocations. These Underlying Funds invest their assets directly in equity, fixed-income, and other securities in accordance with their own investment objectives and policies. The Underlying Funds are managed using both indexed and active management styles. Under normal circumstances, the Magnus Funds do not make direct investments into assets other than the underlying Catholic Responsible Investments Funds indicated in the chart below, government securities and short-term paper.

Each Magnus Fund is invested in accordance with a distinct target portfolio allocation designed to accommodate different investment goals and risk tolerances. Through its investments in the Underlying Funds, each Magnus Fund’s target allocation is intended to allocate the Magnus Fund’s assets among various asset classes, such as equity securities and fixed-income securities. The portfolios of the Magnus 60/40 Beta Plus Fund, the 60/40 Alpha Plus Fund, and the Magnus 75/25 Fund are more heavily allocated to stocks, and reflect a more aggressive approach. The portfolio of the Magnus 45/55 Fund is more heavily allocated to fixed-income investments and reflects a more conservative approach. The portfolios of the Magnus 60/40 Beta Plus Fund and the Magnus 60/40 Alpha Plus Fund reflect the same allocation to stocks and fixed-income securities, but the Magnus 60/40 Beta Plus Fund is more heavily allocated to Underlying Funds that use a “passive” management strategy, and the Magnus 60/40 Alpha Plus Fund is more heavily allocated to Underlying Funds that use an “active” management strategy. The Magnus 75/25 Fund is designed as the most aggressive of the Magnus Funds and the Magnus 45/55 Fund is designed as the most conservative of the Magnus Funds.

In determining the asset allocation of the Magnus Funds, the Adviser will rely on the experience of its investment personnel and its evaluation of the overall financial markets, including, but not limited to, information about the economy, interest rates, and the long-term absolute and relative returns of various asset classes. Consideration will also be given to the investment styles of the managers of the Underlying Funds and their historic patterns of performance relative to their asset class and to other Underlying Funds.

Periodic changes in allocations among the Underlying Funds will be based on information about the financial markets, changes within particular Underlying Funds, or the introduction of new Catholic Responsible Investments Funds that would, in the Adviser’s opinion, enhance the return potential of the Magnus Funds. These changes will be implemented as necessary, recognizing that these decisions tend to be long-term in nature, based on information about the financial markets and on a Magnus Fund’s investment objective.

The following chart shows each Magnus Fund’s target asset allocation among the various asset classes and which underlying funds may be used within each asset class as of the date of this prospectus. The Adviser may permit modest deviations from the target asset allocations listed below, typically within a range of 2.5% of the allocation to Underlying Funds, and within 5% of the allocation to equity and fixed-income securities. Market appreciation or depreciation may cause a Magnus Fund to be outside of its target asset allocation range. Further, differences in the performance of the Underlying Funds and the size and frequency of purchase and redemption orders may also affect a Magnus Fund’s actual allocations. Accordingly, a Magnus Fund’s actual allocations may differ from this illustration.

Asset Classes and Underlying Funds	Magnus 45/55 Fund	Magnus 60/40 Beta Plus Fund	Magnus 60/40 Alpha Plus Fund	Magnus 75/25 Fund
Equity Funds	45%	60%	60%	75%
Catholic Responsible Investments Equity Index Fund	22.25%	39.00%	15.00%	33.75%
Catholic Responsible Investments Multi-Style US Equity Fund	7.00%	0.00%	24.00%	15.00%
Catholic Responsible Investments International Equity Fund	9.00%	12.00%	12.00%	15.00%
Catholic Responsible Investments Small-Cap Fund	4.50%	6.00%	6.00%	7.50%
Catholic Responsible Investments International Small-Cap Fund	2.25%	3.00%	3.00%	3.75%
Fixed-Income Funds	55%	40%	40%	25%
Catholic Responsible Investments Ultra Short Bond Fund	0.00%	0.00%	0.00%	0.00%
Catholic Responsible Investments Short Duration Bond Fund	13.75%	10.00%	10.00%	6.25%

Asset Classes and Underlying Funds	Magnus 45/55 Fund	Magnus 60/40 Beta Plus Fund	Magnus 60/40 Alpha Plus Fund	Magnus 75/25 Fund
Catholic Responsible Investments Opportunistic Bond Fund	13.75%	10.00%	10.00%	6.25%
Catholic Responsible Investments Bond Fund	27.50%	20.00%	20.00%	12.50%

The Adviser reserves the right to modify a Magnus Fund’s target asset allocations and to substitute other Underlying Funds and add additional Underlying Funds from time to time should circumstances warrant a change. The Adviser may periodically rebalance each Magnus Fund’s investments in the Underlying Funds to bring the Magnus Fund back within its target range.

Each Magnus Fund’s investment performance is directly related to the investment performance of the Underlying Funds. Because the Underlying Funds invest their assets directly in equity, fixed-income and other securities in accordance with their own investment objectives and policies, each investor should review the investment strategy of each Underlying Fund prior to investing in the Magnus Funds. A description of the investment strategy of each Underlying Fund can be found in such Underlying Fund’s “Fund Summary” section of this prospectus.

An investment in the Magnus Funds may be appropriate for investors who are willing to accept the risks and uncertainties of investing in funds which allocate their assets among various asset classes and market segments in the hope of achieving long-term capital growth and current income.

The Magnus Funds are subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Underlying Funds’ assets among the various asset classes and market segments will cause the Magnus Funds to underperform other funds with similar investment objectives.

The Magnus Funds purchase shares of the Underlying Funds. When the Magnus Funds invest in an Underlying Fund, in addition to directly bearing the expenses associated with their own operations, they will bear a pro rata portion of the Underlying Fund’s expenses.

Through their investments in the Underlying Funds, the Magnus Funds will be subject to the risks associated with the Underlying Funds’ investments. A summary of the principal risks of each Underlying Fund can be found in such Underlying Fund’s “Fund Summary” section of this prospectus. Please see “The Funds’ Principal Investment Risks” section for a more detailed description of these risks.

Each Magnus Fund has a different level of risk and the amount of risk is relative to such Magnus Fund’s target asset allocation.

Catholic Responsible Investments Ultra Short Bond Fund

Under normal circumstances, the Ultra Short Bond Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in investment grade U.S. dollar-denominated debt instruments, including: (i) commercial paper and other corporate obligations; (ii) certificates of deposit, time deposits, bankers’ acceptances, bank notes, and other obligations of U.S. savings and loan and thrift institutions, U.S. commercial banks (including foreign branches of such banks) and foreign banks that meet certain asset requirements; (iii) U.S. Treasury obligations and obligations issued or guaranteed as to principal and interest by agencies or instrumentalities of the U.S. Government; (iv) mortgage-backed securities; (v) asset-backed securities; (vi) fully-collateralized repurchase agreements involving any of the foregoing obligations; (vii) U.S. dollar-denominated instruments of foreign issuers; and (viii) floating rate securities. In addition, the Fund may enter into dollar roll transactions with selected banks and broker-dealers and invest in to-be-announced mortgage-backed securities, repurchase agreements, and in municipal securities.

The Fund relies upon an investment Sub-Adviser to manage the Fund’s portfolio under the general supervision of the Adviser. The Fund’s Sub-Adviser seeks attractively-valued securities that offer competitive yields and that are issued by issuers that are on a sound financial footing. The Sub-Adviser also considers factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the Fund’s entire portfolio. While the Fund may invest in securities with a maturity of up to 24 months, or a two-year average life for amortizing securities, the Sub-Adviser will strive to maintain an average portfolio duration for the Fund of 90 days or less. Duration measures the price sensitivity of a fixed income security to changes in interest rates. For example, a five-year duration means that the fixed income security will decrease in value by 5% if interest rates rise 1% and increase in value by 5% if interest rates fall 1%. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable securities. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to advance the Fund’s investment objective by investing in securities considered to be attractive in terms of both yield and total return and that are issued by issuers that are on a sound financial footing. Wellington Management normally invests in “investment grade” securities and will also consider factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the entire portfolio when making investment decisions.

Fixed income securities in which Wellington Management may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; and (7) fixed-income related derivatives.

Catholic Responsible Investments Short Duration Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments.

For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include U.S. dollar-denominated fixed income securities; U.S. Treasury securities; governmental agency debt; corporate debt securities; collateralized loan obligations; asset-backed securities; municipal bonds; residential and commercial mortgage-backed securities; floating rate notes; mortgage pass-through securities and adjustable rate mortgages (“ARMs”). Depending on market conditions, the Fund may invest a substantial portion of its assets in mortgage-backed debt securities issued by the Government National Mortgage Association (“GNMA”), the Federal National Mortgage Association (“FNMA”), and the Federal Home Loan Mortgage Corporation (“FHLMC”). The Fund may also invest in other types of U.S. government securities, including collateralized mortgage obligations (“CMO”) issued by U.S. government agencies or instrumentalities thereof, and may also invest in other mortgage-backed and asset-backed securities, as well as enter into repurchase agreements covering the securities described. The Fund’s fixed income investments are primarily of investment grade (rated in one of the four highest rating categories by at least one rating agency). The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). In addition, the Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Adviser to be of comparable quality to allowable investment grade and non-investment grade securities.

The Fund will invest primarily in securities denominated in U.S. dollars; however, the Fund may invest in non-U.S. dollar securities issued by foreign entities, including developed and emerging market debt securities, some of which may include obligations of corporations, non-U.S. governments or their subdivisions, agencies and government-sponsored enterprises. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell futures to manage the Fund’s portfolio duration, yield curve positioning or trade execution on a more cost-effective basis than by use of physical securities alone. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Fund combines complementary active managers to enhance risk-adjusted returns by exposing the Fund to multiple return drivers. The Sub-Advisers use fundamental research to capture inefficiencies in the valuation of sectors and individual securities, and may engage in relative value trading and asset allocation for portfolio management. The Sub-Advisers actively manage the duration of the Fund and purchase securities such that the average weighted duration of the Fund’s portfolio will typically be similar to the Bloomberg U.S. Treasury (1-3 Year) Index (the “Index”) duration, generally ranging within one to three years. The Fund seeks to maintain a low duration, typically within a range of +/- 10% of the Index, but may lengthen or shorten its duration within that range.

Duration is a measure of a bond price’s sensitivity to a given change in interest rates. Generally, the longer a bond’s duration, the greater its price sensitivity to a change in interest rates. For example, the price of a bond with a duration of five years would be expected to fall approximately 5% if rates were to rise by one percentage point. Thus, the higher the duration, the more volatile the security.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a short duration, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a standard short duration index, the Bloomberg U.S. Treasury 1-3 Year Index, which is an ultra high credit quality benchmark and not broadly diversified across bond market sectors. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 10% below investment grade (off-benchmark) exposure is permitted. Non-U.S. dollar instruments are not permitted.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark (and its duration profile) and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

The investment process incorporates both top-down and bottom-up elements. The primary investment style will be individual issue selection, based on impact qualifications, sector weightings based on risk-adjusted relative value assessment across sectors, and fundamental credit analysis to take advantage of relative valuation opportunities. Duration and yield curve management will be de-emphasized relative to longer-duration mandates or opportunistic mandates that permit greater duration flexibility, but will be based upon projected changes in the shape of the yield curve and a longer-term outlook on real interest rates, Fed policy, and economic cycle, among factors and considerations. Tactical trading opportunities may arise due to new issue discounts or secondary market opportunities identified by the portfolio management team and TAL’s sector specialist traders.

The portfolio is expected to have higher tracking error compared with a traditional short duration strategy, especially one with a pure U.S. Treasury benchmark without any credit exposure. Sector composition is expected to differ meaningfully from the benchmark given that U.S. Treasury issuance is presently general obligation debt, which precludes classification of an impact security based on specified use of proceeds. Therefore, the portfolio will be constructed using spread sectors.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to advance the Fund’s investment objective by investing in securities considered to be attractive in terms of both yield and total return and that are issued by issuers that are on a sound financial footing. Wellington Management normally invests in “investment grade” securities and will also consider factors such as the anticipated level of interest rates, relative valuations and yield spreads among various sectors, and the duration of the entire portfolio when making investment decisions.

Fixed income securities in which Wellington Management may invest include, but are not limited to, (1) securities issued or guaranteed as to principal or interest by the U.S. Government, its agencies or instrumentalities; (2) non-convertible and convertible debt securities issued or guaranteed by U.S. corporations or other issuers (including foreign issuers); (3) asset-backed and mortgage-related securities, including collateralized mortgage obligations; (4) securities and loans issued or guaranteed as to principal or interest by a foreign issuer, including supranational entities such as development banks, non-U.S. corporations, banks or bank holding companies, or other foreign issuers; (5) commercial mortgage-backed securities; (6) zero coupon securities; and (7) fixed-income related derivatives.

Catholic Responsible Investments Opportunistic Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments.

For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities, adjustable rate mortgages (“ARMs”) mortgage pass-through securities and mortgage dollar rolls; U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; collateralized loan obligations; asset-backed securities and floating rate notes. The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 20% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. Generally, the Fund will invest in securities denominated in U.S. dollars but may invest in non-U.S. dollar securities issued by foreign entities. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell

U.S. Treasury futures to manage the Fund’s portfolio duration, yield curve positioning, or trade execution on a more cost-effective basis than by use of physical securities alone. The Fund may use credit default swaps on a single issuer (CDS) or a credit default swap index (CDX) to hedge credit risk. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund’s use of derivatives may cause the Fund’s investment returns to be impacted by the performance of securities the Fund does not own and result in the Fund’s total investment exposure exceeding the value of its portfolio.

A portion of the Fund’s net assets may be “illiquid” investments. The Fund may invest in variable and floating rate securities. The Fund may invest in non-U.S. debt securities, including developed and emerging market debt securities, some of which may be obligations of corporations, non-U.S. dollar denominated. The Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. The Fund may invest in futures, primarily interest rate and U.S. Treasury futures, and forward and swaps in the interest rate, currency and credit default markets. The Fund may buy or sell futures or swaps to gain or hedge exposure to risk factors or to alter the Fund’s investment characteristics. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Fund combines complementary active managers to enhance risk-adjusted returns by exposing the Fund to multiple return drivers. The Sub-Advisers use top-down macroeconomic analysis along with fundamental research to capture inefficiencies in the valuation of sectors and individual securities combined with duration management in pursuit of above-benchmark returns over a full market cycle. The Sub-Advisers may engage in relative value trading and asset allocation for portfolio management. The Fund seeks to combine economic and fundamental research to capture inefficiencies in the valuation of market sectors and individual securities. It is also designed to permit its sub-advisers substantial flexibility to adjust the portfolio to take advantage of volatile market conditions and to mitigate the negative impact of rising interest rates.

The Sub-Advisers actively manage the duration of the Fund and purchase securities such that the average weighted duration of the Fund’s portfolio will typically be similar to the Bloomberg 1-5 Year Government Credit Index (the “Index”) duration, generally ranging within one-half years to five years. The Fund defines duration by reference to the Index.

Brandywine Global Investment Management, LLC
(“Brandywine Global”)

Brandywine Global takes a top-down, macro, value-oriented approach to fixed income investing. Given the size of the U.S. economy and its deep interconnectedness with the global economy via trade, financial, central bank, and USD dependency, Brandywine Global seeks to understand the U.S. business and monetary cycles in relation to the broader global macro-economic picture as opposed to solely in isolation.

The Brandywine Global - U.S. Fixed Income (“USFI”) strategy utilized in the Fund is a U.S.-only strategy that emphasizes active duration management as a key alpha driver, supplemented by trigger-based allocations to investment grade credit when spreads have widened. Portfolio duration will be managed within a range of +/-2.5 years of the Bloomberg 1-5 Year Government Credit Index. When investing in fixed income securities, Brandywine Global has a natural bias to own medium- to longer-dated fixed-rate bonds. Brandywine Global has the flexibility to reduce portfolio duration should it believe duration risk poses a significant threat to capital preservation. Brandywine Global invests primarily in U.S. government securities and investment-grade corporate credit. Brandywine Global accepts meaningful credit risk only after spreads have widened and the opportunity exists to invest in credit sectors trading at a discount, profiting as spreads normalize. Typically, the USFI strategy has employed limited use of derivatives. However, Brandywine Global has the option to use futures to adjust duration within the normal guideline bands. Credit default swaps are allowed for managing credit exposure or trading execution on a more cost-effective basis than by use of physical securities alone.

To avoid the inefficiencies of multi-sector U.S. bond benchmarks, the Brandywine Global portfolio management team takes a benchmark-agnostic approach that limits investment to only the few sectors and issues considered most attractive. The primary objective of the USFI strategy utilized in the Fund is to seek to outperform the Bloomberg 1-5 Year Government Credit Index over a full market cycle in differentiated ways than Brandywine Global’s peers while preserving the diversification benefits of core bonds (e.g. minimizing domestic equity correlations during periods of heightened market volatility).

Sun Life Capital Management (U.S.) LLC (“SLC Management”)

The portion of the Fund managed by SLC Management has an overall investment objective to seek total return versus the Bloomberg 1-5 Year Government Credit Index while mitigating interest rate risk. SLC

Management attempts to accomplish these investment objectives by investing in U.S. dollar denominated investment grade and high yield fixed income securities, predominantly via securitized bonds without any issue or issuer concentration constraints. The long-term objective of the account is to outperform the Bloomberg 1-5 Year Government Credit Index when measured over 3-to-5 year periods. The sensitivity to interest rate changes is intended to track the market for domestic, investment grade fixed income securities. The effective duration of the account’s investment portfolio at the end of each calendar month during a fiscal year will typically be within half a year of the benchmark. The primary strategies utilized for value add are sector rotation, issue selection, and yield curve positioning.

SLC Management seeks to consistently identify and exploit mispriced securities within the fixed income market in order to drive superior risk-adjusted returns. Since inception, SLC Management’s investment philosophy has remained unchanged. SLC Management believes that corporate and securitized credit markets, due to the vast number of securities that trade over the counter, often have inefficient pricing that can be exploited. While monitoring the relationships and correlations of various bonds and issuers, SLC Management’s analysts and portfolio managers review and analyze the underlying fundamentals to attempt to identify if a dislocation is warranted, either oversold or overbought. SLC Management also monitors subsector spread correlations and relationships with other asset classes to screen for sectors SLC Management believes are trading at a premium or discount or that have characteristics deemed to be high quality. In general, SLC Management does not use interest rate anticipation and instead focuses on security-level inefficiencies to drive performance. Fundamental and technical research and analysis of the corporate credit and structured credit markets are used to identify a universe of issues within a sector and subsector and determine which issues are selected for the portion of the Fund managed by SLC Management.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a short duration, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a standard short duration benchmark, the Bloomberg 1-5 Year Government Credit Index. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 20% below investment grade (off-benchmark) exposure is permitted. Any non-U.S. dollar positions will be fully hedged back to U.S. dollars.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

The investment process incorporates both top-down and bottom-up elements. The primary investment style will be individual issue selection, based on impact qualifications, sector weightings based on risk-adjusted relative value assessment across sectors, and fundamental credit analysis to take advantage of relative valuation opportunities. Secondarily, duration and yield curve management will be based upon projected changes in the shape of the yield curve and a longer-term outlook on real interest rates, Fed policy, and economic cycle, among factors and considerations. Tactical trading opportunities may arise due to new issue discounts or secondary market opportunities identified by the portfolio management team and TAL’s sector specialist traders.

The portfolio is expected to have higher tracking error compared with a traditional short duration bond strategy, as sector composition is expected to differ meaningfully from the benchmark. For example, U.S. Treasury issuance is presently general obligation debt, which precludes classification of an impact security based on specified use of proceeds. TAL would expect 0% U.S. Treasury allocation in this portfolio under normal market conditions. TAL also expects the portfolio to invest meaningfully in ABS and CMBS impact securities, whereas securitized sectors are not included in the benchmark. Additionally, issue sizes for impact securities may be smaller than the minimum par requirement for inclusion in the Fund’s benchmark.

Catholic Responsible Investments Bond Fund

Under normal circumstances, the Fund invests at least 80% of its net assets, plus any borrowings for investment purposes, in fixed income securities and other debt instruments. The Fund’s assets are allocated across different fixed-income market sectors and maturities. For purposes of the Fund’s 80% investment policy, fixed-income securities and debt instruments include mortgage related securities, including mortgage-backed securities (“MBS”), adjustable rate mortgages (“ARMs”) and mortgage pass-through securities; U.S. and non-U.S. corporate debt securities; Yankee Bonds (dollar-denominated obligations issued in the U.S. by non-U.S. banks and corporations); fixed income securities issued or guaranteed by the U.S. government, non-U.S. governments, or by any U.S. government or non-U.S. government agency or instrumentality; municipal bonds; asset-backed securities; debt issuances of REITs; convertible bonds; preferred stock; covered bonds and bonds issued by U.S. colleges and universities; leveraged bank loans; commercial paper; floating rate notes and other securities included in the Index (defined below). The Fund may enter into repurchase agreements covering the foregoing securities. The Fund may invest up to 10% of its assets in debt securities that are rated below investment grade (commonly referred to as “high-yield” or “junk bonds”). The Fund’s fixed income securities may include unrated securities, if deemed by the Sub-Advisers to be of comparable quality to allowable investment grade and non-investment grade securities. A mortgage dollar roll is a transaction in which the Fund sells mortgage-related securities for immediate settlement and simultaneously purchases the same type of securities for forward settlement at a discount. The Fund may purchase or sell securities which it is eligible to purchase or sell on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments), including to be announced MBS (“TBA”). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. Some of these investments in derivatives will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund will invest primarily in securities denominated in U.S. dollars. The Fund may invest in non-U.S. dollar securities issued by foreign entities, including developed and emerging market debt securities, some of which may include obligations of corporations, non-U.S. governments or their subdivisions, agencies, government-sponsored enterprises, foreign local government entities, and supranational entities. The Fund will strive to hedge non-U.S. dollar exposure through the use of derivatives in the form of currency forwards or currency swaps. Derivatives will not be used to gain exposure to non-U.S. dollar currencies. The Fund may invest in futures, primarily U.S. Treasury futures. The Fund may buy or sell futures to manage the Fund’s portfolio duration, yield curve positioning or trade execution on a more cost effective basis than by use of physical securities alone. The Fund may not purchase private placement securities except for securities eligible for re-sale under Rule 144A of the 1933 Act. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. The Sub-Advisers may engage in relative value trading and asset allocation for portfolio management. The Sub-Advisers actively manage the duration of the Fund and purchase securities such that the average weighted duration of the Fund’s portfolio will typically be within a range of +/- 20% of the Bloomberg U.S. Aggregate Bond Index (the “Index”). The Fund defines duration by reference to the Index.

Brandywine Global Investment Management, LLC
(“Brandywine Global”)

Brandywine Global takes a top-down, macro, value-oriented approach to fixed income investing. Given the size of the U.S. economy and its deep interconnectedness with the global economy via trade, financial, central bank, and USD dependency, Brandywine Global seeks to understand the U.S. business and monetary cycles in relation to the broader global macro-economic picture as opposed to solely in isolation.

The Brandywine Global - U.S. Fixed Income (“USFI”) strategy utilized in the Fund is a U.S.-only strategy that emphasizes active duration management as a key alpha driver, supplemented by trigger-based allocations to investment grade credit when spreads have widened. Portfolio duration will be managed within a range of +/- 25% of the Bloomberg U.S. Aggregate Bond Index. When investing in fixed income securities, Brandywine Global has a natural bias to own medium- to longer-dated fixed-rate bonds. Brandywine Global has the flexibility to reduce portfolio duration should it believe duration risk poses a significant threat to capital preservation. Brandywine Global invests primarily in U.S. government securities and investment-grade corporate credit. Brandywine Global accepts meaningful credit risk only after spreads have widened and the opportunity exists to invest in credit sectors trading at a discount, profiting as spreads normalize. Typically, the USFI strategy has employed limited use of derivatives. However, Brandywine Global has the option to use futures to adjust duration within the normal guideline bands. Credit default swaps are allowed for managing credit exposure or trading execution on a more cost-effective basis than by use of physical securities alone.

To avoid the inefficiencies of multi-sector U.S. bond benchmarks, the Brandywine Global portfolio management team takes a benchmark-agnostic approach that limits investment to only the few sectors and issues considered most attractive. The primary objective of the USFI strategy utilized in the Fund is to seek to outperform the Bloomberg U.S. Aggregate Bond Index over a full market cycle in differentiated ways than Brandywine Global’s peers while preserving the diversification benefits of core bonds

(e.g. minimizing domestic equity correlations during periods of heightened market volatility).

Loomis, Sayles & Company, L.P. (“Loomis Sayles”)

Under normal market conditions, the portion of the Fund allocated to Loomis Sayles invests primarily in bonds (or fixed-income securities), which include U.S. government securities, corporate bonds issued by U.S. or foreign companies, mortgage-backed securities, including commercial mortgage-backed securities, and asset-backed securities.

The portion of the Fund managed by Loomis Sayles maintains an average duration within one year of the average duration of the Bloomberg U.S. Aggregate Index and typically within 0.25 years of the Bloomberg U.S. Aggregate Index.

In deciding which securities to buy or sell, Loomis Sayles considers a number of factors related to the bond issue and the current market, including, for example, the financial strength of the issuer, current interest rates and valuations, the stability and volatility of a country’s bond markets, and expectations regarding general trends in interest rates and currency considerations.

Loomis Sayles also considers how purchasing or selling a bond would impact the portfolio’s overall risk profile (for example, its sensitivity to currency risk, interest rate risk, and sector-specific risk) and potential return (income and capital gains). Loomis Sayles may engage in active and frequent trading of portfolio securities in managing its allocated portion of the Fund’s assets.

Sun Life Capital Management (U.S.) LLC (“SLC Management”)

The portion of the Fund managed by SLC management has an overall investment objective to seek total return versus the Bloomberg U.S. Aggregate Bond Index while mitigating interest rate risk. SLC Management attempts to accomplish these investment objectives by investing in U.S. dollar denominated, investment grade fixed income securities. The long-term objective of the account is to outperform the Bloomberg U.S. Aggregate Bond Index when measured over 3-to-5 year periods. The sensitivity to interest rate changes is intended to track the market for domestic, investment grade fixed income securities. The effective duration of the account’s investment portfolio at the end of each calendar month during a fiscal year will typically be within half a year of the benchmark. The primary strategies utilized for value add are sector rotation, issue selection, and yield curve positioning.

In identifying investment opportunities and constructing its allocated portion of the Fund’s portfolio, SLC Management relies primarily on sector rotation (focusing investments on one or more sectors of the Bloomberg U.S. Aggregate Bond Index and making periodic changes to those sector investments as appropriate), issuer selection and yield-curve positioning (making investments that allow the allocated portion to benefit from relative investing opportunities along the yield curve). SLC Management evaluates a security based on its potential to generate income and/or capital appreciation, the creditworthiness of the issuer and features of the security such as its interest rate, yield, maturity, call features, and value relative to other securities. SLC Management also considers local, national and global economic and market conditions, interest rate movements and other relevant factors in allocating its allocated portion of the Fund’s assets among issuers, industry sectors and maturities.

Teachers Advisors, LLC (“TAL”)

TAL will manage a diversified fixed income portfolio consistent with an investment objective of seeking long-term capital appreciation and current income in a core, U.S. dollar-oriented, predominantly investment grade risk profile. The portfolio will be benchmarked against a commonly used core benchmark, the Bloomberg U.S. Aggregate Index. The portfolio is actively managed, primarily through a fundamental, bottom up investment process focused on sector relative value and idiosyncratic security selection, and to a lesser extent via duration and yield curve positioning and tactical trading. Up to 12% below investment grade (off-benchmark) exposure is permitted. Any non-U.S. dollar positions will be fully hedged back to U.S. dollars.

TAL will strive to select securities for the portfolio that align with its proprietary impact investing framework for public fixed income markets. This approach seeks to direct capital to securities with use of proceeds language in offering documents and a commitment to impact reporting via project-specific key performance indicators. The portfolio management team will select securities that the team believes represent attractive relative value and favorable risk-adjusted potential as compared with the performance benchmark and that align with one of the following social or environmental themes: Affordable Housing; Community & Economic Development; Renewable Energy & Climate Change; Natural Resources. Investing on the basis of environmental and social impact is qualitative and subjective by nature. There can be no assurance that every investment by TAL will meet TAL’s impact criteria, or will do so at all times, or that the impact framework or any judgement exercised by TAL will reflect the beliefs or values of any particular investor. TAL may invest up to 20% of the current market value of the portfolio in non-impact securities in order to achieve desired portfolio level characteristics and manage risk.

The investment process incorporates both top-down and bottom-up elements. The primary investment style will be individual issue selection, based on impact qualifications, sector weightings based on risk-adjusted relative value assessment across sectors, and fundamental credit analysis to take advantage of relative valuation opportunities. Secondarily, duration and yield curve management will be based upon projected changes in the shape of the yield curve and a longer-term outlook on real interest rates, Fed policy, and economic cycle, among factors and considerations. Tactical trading opportunities may arise due to new issue discounts or secondary market opportunities identified by the portfolio management team and TAL’s sector specialist traders.

The portfolio is expected to have higher tracking error compared with a traditional core bond strategy, as sector composition is expected to differ meaningfully from the benchmark. For example, U.S. Treasury issuance is presently general obligation debt, which precludes classification of an impact security based on specified use of proceeds. TAL would expect 0% U.S. Treasury allocation in this portfolio under normal market conditions. Additionally, issue sizes for impact securities may be smaller than the minimum par requirement for inclusion in the Fund’s benchmark.

Catholic Responsible Investments Equity Index Fund

The Fund uses a passive optimization process managed by RhumbLine Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P 500® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that includes common stocks of approximately 500 companies from all major industries representing a significant portion of the market value of all common stocks publicly traded in the United States, most of which are listed on the New York Stock Exchange. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser or Sub-Adviser, to the foregoing types of investments may be counted toward the Fund’s goal of investing at least 95% of its net assets in securities listed in the Index. The Fund attempts to replicate the investment performance of the Index and generally intends to invest in all stocks comprising the Index in approximate proportion to their weightings in the Index, except with respect to securities screened by the Adviser’s Catholic Responsible Investment criteria. The Fund is designed to balance the impact of Catholic Investment screens by overweighting select holdings so that the Fund’s broad quantitative characteristics match those of the Index as closely as possible. However, it may not be possible or practicable to purchase all stocks of the Index in those weightings. When it is not possible or practicable to purchase all stocks of the Index in those weightings, the Fund may purchase a sample of the stocks listed in the Index in proportions expected by the Sub-Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not represented in the Index, in anticipation of their removal from or addition to the Index, or if the

Fund’s Sub-Adviser determines a stock to be substantially impaired by extraordinary events or financial conditions, including insufficient liquidity.

In addition to common stocks in the Index, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund is classified as diversified under the 1940 Act; however, the Fund may become non-diversified solely as a result of a changes in the composition of the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

Catholic Responsible Investments Multi-Style US Equity Fund

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of predominantly mid to large capitalization companies included in the Russell 1000® Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of companies located in the United States. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

For purposes of the Fund’s 80% investment policy, equity securities include (i) common and preferred stocks of large and medium capitalization U.S.

and non-U.S. companies that are believed to have above-average market appreciation potential; (ii) equity securities economically tied to non-U.S. countries and (iii) equity-related securities such as convertible securities. The Fund may also occasionally invest in common stocks of small capitalization U.S. companies. The Fund may pursue a strategy of being fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include futures contracts. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund may also invest in securities of non-U.S. issuers by investing in non-U.S. issuers denominated in U.S. dollars and traded on U.S. stock exchanges and over-the-counter markets, including GDRs and EDRs, or through purchasing American Depositary Receipts (“ADRs”). The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Boston Partners Global Investors, Inc. (“Boston Partners”)

The Fund pursues its objective by investing, under normal circumstances, at least 80% of its net assets allocated to Boston Partners in a diversified portfolio consisting primarily of equity securities, such as common stocks, of issuers with a market capitalization of $1 billion or greater and identified by Boston Partners as having value characteristics.

In seeking this investment objective, Boston Partners examines various factors to determine the value characteristics of such issuers, including price-to-book ratios and price-to-earnings ratios. These value characteristics are examined in the context of the issuer’s operating and financial fundamentals, such as return on equity, earnings growth, and cash flow. Boston Partners selects securities for its allocated portion of the Fund’s assets based on a continuous study of trends in industries and companies, earnings power, growth, and other investment criteria. In managing its allocated portion of the Fund’s assets, Boston Partners may focus its investments in a particular sector or sectors of the economy. The Fund may also invest up to 20% of its total assets allocated to Boston Partners in foreign currency-denominated securities. The Fund may invest up to 15% of its net assets allocated to Boston Partners in illiquid securities, including securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The portion of the Fund managed by Boston Partners may participate as a purchaser in initial public offerings of securities (“IPOs”). An IPO is a company’s first offering of stock to the public. In managing its allocated portion of the Fund’s assets, Boston Partners may trade securities actively.

Mar Vista Investment Partners, LLC (“Mar Vista”)

In managing its allocated portion of the Fund’s assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies deemed to have sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a demonstrated ability to allocate capital in ways that maximize shareholder value. Mar Vista’s investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies to assess the intrinsic worth of the business. Mar Vista builds financial models for companies in their investment universe based on publicly available information and proprietary research. The models normalize historical accounting statements and project key value drivers to determine likely future free cash flow to arrive at estimates of intrinsic value. The Mar Vista team collectively challenges the key assumptions underlying the intrinsic value of a company. Mar Vista uses scenario analysis to determine a “margin of safety,” or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista’s estimate of intrinsic value, the company’s fundamentals fall short of Mar Vista’s investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

T. Rowe Price Associates, Inc. (“T. Rowe Price”)

In managing its allocated portion of the Fund’s assets, T. Rowe Price seeks sector and industry-neutral exposure to the S&P 500 Index, with value added through stock selection. T. Rowe Price combines fundamental research with a disciplined portfolio construction process to achieve the Fund’s investment objectives.

A portfolio oversight team, which includes the portfolio managers, is responsible for the overall structure of the allocated portion of the Fund and for developing rules for portfolio construction. The portfolio oversight team seeks to take advantage of T. Rowe Price’s fundamental research by assigning equity analysts to select stocks for the allocated portion of the Fund within industries where they have focused expertise, subject to the oversight and discretion of the portfolio managers who work closely with the analysts. The analysts and portfolio managers rely on fundamental research, which considers various factors such as the quality of a company’s management team and its business franchise, earnings growth potential of a company and its market sector, and valuation. The portfolio oversight team evaluates the performance of the allocated portion of the Fund and the analysts’ stock selections, tracking and aligning the Fund’s risk characteristics with those of the S&P 500 Index, monitoring exposures to industries and sectors, managing cash flows into and out of the allocated portion of the Fund, and ensuring overall compliance by the analysts with T. Rowe Price’s portfolio construction principles.

William Blair Investment Management, LLC (“William Blair”)

William Blair’s strategy utilized for the Fund seeks long-term capital appreciation through investment in stocks of large capitalized (“large cap”) growth companies.

Under normal market conditions, William Blair’s strategy invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in stocks of large cap companies. William Blair’s strategy invests primarily in a portfolio of equity securities, including common stocks and other forms of equity investments (e.g., securities convertible into common stocks), of large cap U.S. growth companies that are expected to exhibit quality growth characteristics. For purposes of William Blair’s strategy, William Blair considers a company to be a large cap company if it has a market capitalization no smaller than the smallest capitalized company included in the Russell 1000® Index at the time of the strategy’s investment. Securities of companies whose market capitalizations no longer meet this definition after purchase may continue to be held in William Blair’s strategy. To a limited extent, William Blair’s strategy may also purchase stocks of companies with business characteristics and growth prospects similar to large cap companies, but that may have market capitalizations below the market capitalization of the smallest member of the Russell 1000® Index.

The Russell 1000® Index is a widely recognized, unmanaged index that measures the performance of the 1,000 largest U.S. companies. The companies in the Russell 1000® Index are considered representative of large cap companies. The size of companies in the Russell 1000® Index may change with market conditions. In addition, changes to the composition of the Russell 1000® Index can change the market capitalization range of the companies included in the Index. As of October 31, 2025, the Russell 1000® Index included securities issued by companies that ranged in size between $1.1 billion and $4.9 trillion. The Russell 1000® Growth Index, the performance benchmark for William Blair’s strategy, measures the performance of companies included in the Russell 1000® Index with a greater-than-average growth orientation.

In choosing investments for its allocated portion of the Fund’s assets, William Blair performs fundamental company analysis and focuses on stock selection. William Blair evaluates the extent to which a company meets the quality growth criteria set forth below. All of the criteria are evaluated relative to the valuation of the security. The weight given to a particular investment criterion will depend upon the circumstances, and the holdings of William Blair’s strategy may not meet all of the following criteria: (a) the company should be, or should have the expectation of becoming, a significant provider in the primary markets it serves, (b) the company should have some distinctive attribute relative to present or potential competitors (for example, this may take the form of proprietary products or processes, a unique distribution system, an entrenched brand name or an especially strong financial position relative to its competition), (c) the company should participate in an industry expected to grow rapidly due to economic factors or technological change or should grow through market share gains in its industry and (d) the company should have a strong management team.

Catholic Responsible Investments International Equity Fund

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well-established companies based in those countries included in the MSCI All Country World Ex-USA Index (the “Index”) that are believed to have above-average market appreciation potential.

Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of well-established companies that are located in countries throughout the world. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures, with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a)

do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. The Fund’s securities are denominated principally in foreign currencies and are typically held outside the U.S. The Fund invests in both developed markets and emerging markets and may invest in frontier markets. The Fund defines emerging markets countries as countries that are classified by MSCI Emerging Markets Index as emerging markets, and it defines frontier markets countries as countries that are classified by MSCI Frontier Markets Index. The Fund invests principally in large and medium capitalization companies, but it may also invest in small capitalization companies.

Under normal circumstances, the Fund invests in at least three countries, and invests at least 40% of its total assets in securities of non-U.S. companies or, if conditions are not favorable, invests at least 30% of its total assets in securities of non-U.S. companies. The Fund considers a company to be a non-U.S. company if (i) the company is organized or maintains its principal place of business outside of the U.S.; (ii) the company’s securities are traded principally outside of the U.S.; (iii) at least 50% of the company’s revenues or profits are generated outside of the U.S.; (iv) at least 50% of the company’s assets are located outside of the U.S.; or (v) based on its MSCI All Country World Ex-USA Index country classification. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Causeway Capital Management LLC (“Causeway”)

The investment objective of Causeway’s international opportunities strategy utilized for the Fund is to seek long-term growth of capital through investment primarily in equity securities of companies in both developed markets – excluding the U.S. - and emerging markets using Causeway’s proprietary asset allocation methodology to determine developed and emerging market weightings. Pursuant to the Adviser’s Catholic Responsible Investment criteria, Causeway will not invest in companies excluded by such criteria, as provided from time to time to Causeway by the Adviser. For the developed markets portion, Causeway, using fundamental research supplemented by quantitative analysis, pursues a “value” investing style, meaning that it seeks to buy stocks that it believes are currently undervalued by the market and thus have a lower price than their true worth. Typical value characteristics Causeway considers include: low price-to-earnings ratio relative to the sector, high yield relative to the market, low price-to-book value ratio relative to the market, low price-to-cash flow ratio relative to the market, and financial strength. Generally, Causeway views price-to-earnings ratio and yield as the most important factors to consider. For the emerging markets portion, Causeway uses a quantitative investment approach. To select securities, Causeway’s proprietary computer model analyzes “stock-specific” factors relating to valuation, growth, technical indicators, competitive strength, and corporate events, and “top-down” factors relating to macroeconomics, currency, and country sector aggregate. Currently, the valuation factor category receives the highest overall weight in the model and stock-specific factors comprise approximately 75% of the score for a company. Causeway uses quantitative signals from systems developed and managed by its quantitative portfolio managers and qualitative input from its fundamental portfolio managers to determine the allocation of assets between the international value portfolio and the emerging markets portfolio. Quantitative signals are generated by a proprietary asset allocation model designed by the quantitative portfolio managers to indicate when allocations to emerging markets should increase or decrease relative to the international opportunities strategy’s benchmark, the MSCI ACWI ex USA Index. The model currently analyzes factors in five categories: valuation, earnings growth, financial strength, macroeconomics, and risk aversion. Causeway’s fundamental portfolio managers evaluate these quantitative signals in light of fundamental analysis and the portfolio managers, as a team, determine the allocation between the international value portfolio and the emerging markets portfolio. The allocation is reassessed by the quantitative model daily and adjusted periodically when deemed appropriate by the investment team.

Principal Global Investors, LLC (“Principal Global”)

Principal Global’s International Growth Equity strategy utilized for the Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of well established companies based on those countries included in the MSCI All Country World Ex-USA Growth Index that are believed to have above-average market appreciation potential. The International Growth Equity strategy will adhere to the CBIS Commitment to Catholic Responsible Investing.

Principal Global recognizes that stock markets price companies semi-efficiently, with most stocks reasonably valued under a majority of market conditions. Principal Global also recognizes that persistent behavioral biases and structural impediments to capital flows can create market inefficiencies and opportunities over time.

Principal Global believes that identifying meaningful mispricing requires skill and a focus on key attributes influencing changes in the magnitude, timing and certainty of earnings and cash flows. Principal Global seeks to exploit these anomalies and inefficiencies through a focused fundamental research process, and a disciplined multifaceted approach to risk management.

Principal Global seeks to identify and invest in companies where future free cash flow growth is underestimated by the market. A future free cash flow focused discipline allows for open-minded assessment of opportunities ranging from aggressive growth to deep value. This philosophy requires scrutiny of growth opportunities to assess free cash flow generation and also demands an understanding of valuation by identifying arbitrage opportunities arising from differences in growth expectations.

Opportunities can arise by focusing on essential value drivers for each company and identifying material dislocations relative to market expectations. Importantly, the sources of these differences must be assessed to eliminate or take advantage of behavioral flaws.

WCM Investment Management, LLC (“WCM”)

In constructing its allocated portion of the Fund’s assets, WCM’s Investment Strategy Group (ISG), consisting of WCM’s senior investment professionals, makes all portfolio decisions. WCM’s process begins with analysis and qualification of portfolio candidates and seeks to identify strong businesses based on WCM’s assessment of a business’ positioning (WCM avoids businesses fighting “headwinds” and require a long-lasting “tailwind”), competitive advantage (WCM insists on a durable, strengthening economic “moat”) and corporate culture (one that values its people and sustains the economic “moat”). Portfolio construction seeks to provide a high level of risk control through thoughtful diversification while attempting to capitalize on the expected growth of these businesses. In particular, when contemplating the inclusion of any specific company into the portion of the Fund’s assets allocated to WCM, the ISG will consider how the business fits the allocated portion from traditional perspectives such as sector/industry diversification and country/currency diversification, but additionally from the perspectives of tailwinds (e.g., demographics, global commerce, outsourcing, the growing global middle class, proliferation of technology) and competitive advantage types (e.g., economies of scale, switching costs, network effect, legal or regulatory). The final portfolio is built with these inputs towards the goal of upside participation and downside protection.

WCM utilizes independent sources for analysis of individual companies and trends, as opposed to Wall Street reports. Investment ideas are diverse in source, including scuttlebutt research through WCM’s network, independent research firms, industry publications, financial media, and news events.

Catholic Responsible Investments Small-Cap Fund

The Fund uses a passive optimization process managed by RhumbLine Advisers, the Fund’s Sub-Adviser (“Sub-Adviser”), which is designed to track the performance of the S&P SmallCap 600® Index (the “Index”). The Fund is not managed according to traditional methods of “active” investment management, which involve the buying and selling of securities based upon economic, financial and market analysis and investment judgment. Instead, the Fund, using an “indexing” investment approach, attempts to replicate, before expenses, the performance of the Index. The Index is a well-known stock market index that measures the performance of small-capitalization companies in the United States. Under normal circumstances, the Fund intends to invest at least 95% of its net assets, plus any borrowings for investment purposes, in securities listed in the Index.

The notional value of the Fund’s investments in derivatives or other synthetic instruments that provide exposure comparable, in the judgment of the Adviser or Sub-Adviser, to the foregoing types of investments may be counted toward the Fund’s goal of investing at least 95% of its net assets in securities listed in the Index. The Fund attempts to replicate the investment performance of the Index and generally intends to invest in all stocks comprising the Index in approximate proportion to their weightings in the Index, except with respect to securities screened by the Adviser’s Catholic Responsible Investment criteria. The Fund is designed to balance the impact of Catholic Investment screens by overweighting select holdings so that the Fund’s broad quantitative characteristics match those of the Index as closely as possible.

However, it may not be possible or practicable to purchase all stocks of the Index in those weightings. When it is not possible or practicable to purchase all stocks of the Index in those weightings, the Fund may purchase a sample of the stocks listed in the Index in proportions expected by the Sub-Adviser to match generally the performance of the Index as a whole. In addition, from time to time stocks are added to or removed from the Index. The Fund may sell securities that are represented in the Index, or purchase securities that are not yet represented in the Index, in anticipation of their removal from or addition to the Index.

In addition to common stocks in the Index, the Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. The Fund may also enter into other derivatives transactions, including the use of options or swap transactions, to assist in attempting to replicate the performance of the Index. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria. The Fund may also, to the extent permitted by applicable law, invest in shares of other funds or pooled vehicles, including mutual funds and exchange-traded funds (including those advised by the Adviser), REITs, and MLPs whose investment objectives and policies are similar to those of the Fund.

The Fund is classified as diversified under the 1940 Act; however, the Fund may become non-diversified solely as a result of a changes in the composition of the Index (e.g., changes in weightings of one or more component securities). When the Fund is non-diversified, it may invest a relatively high percentage of its assets in a limited number of issuers.

The Fund will not concentrate (i.e., invest more than 25% of its assets) its investments in a particular industry except to the extent the Index is so concentrated.

Catholic Responsible Investments International
Small-Cap Fund

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of small capitalization companies based in those countries included in the MSCI All Country World ex-US Small Cap Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund invests at least 80% of the value of its net assets plus borrowings for investment purposes in a broadly diversified portfolio of equity securities of small capitalization companies that are located in countries throughout the world. The Fund generally considers small-cap foreign companies to be those companies with similar market capitalization and located in countries included in the MSCI All Country World ex-US Small Cap Index. For purposes of the Fund’s 80% investment policy, equity securities include international equities traded on recognized global exchanges, private placements of equity securities, rights offerings, warrants, ADRs, new issues of equity securities, ETFs that primarily invest in equity securities, and derivatives, primarily index futures with economic characteristics similar to equity securities. The Fund may at times purchase or sell futures contracts on the Index, or options on those futures, in lieu of investing directly in the stocks making up the Index. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. In some circumstances, the Fund may purchase ADRs, rather than foreign shares that are traded on foreign exchanges, because the ADRs have greater liquidity or for other reasons. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

From time to time, the Fund may also focus its investments in a particular geographic region, such as Europe or Asia. The Fund invests in both developed markets and emerging markets but will not invest in frontier markets. The Fund defines emerging markets countries as countries that are classified by MSCI Emerging Markets Index as emerging markets, and it defines frontier markets countries as countries that are classified by MSCI Frontier Markets Index. The Fund generally invests in at least three different countries, and invest at least 40% of its assets in securities of non-U.S. companies or, if conditions are not favorable, invest at least 30% of its assets in securities of non-U.S. companies. The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser.

Allspring Global Investments, LLC (“Allspring Investments”)

In managing the portion of the Fund allocated to Allspring Investments, Allspring Investments’ Special Global Equity team utilizes a disciplined investment process to invest in small-sized companies across the developed markets outside of the U.S., focusing on stocks with attractive reward-to-risk ratios. Allspring Investments focuses on companies that have established operating histories, durable asset bases that provide long-term competitive advantages, flexible balance sheets, and strong sustainable free cash flows. Allspring Investments believes that companies with these characteristics typically control their own destiny and may help insulate the portion of the Fund’s assets allocated to Allspring Investments from the volatility caused by cyclical earnings swings. The portion of the Fund managed by Allspring Investments is constructed to achieve diversification across regions, sectors, and industries with a goal of consistently generating favorable risk-adjusted returns.

The Special Global Equity team believes that most investors spend the majority of their research efforts analyzing the income statement and thus the market is highly efficient at valuing expected probability-adjusted changes in the income statement into company stock prices. However, most investors, in the view of the team, are not focused on analyzing the balance sheet including the proper capital structure of the company and the value that can be created through deployment of the balance sheet. As a result, the team believes that the value-creation potential embedded in the balance sheet is often not properly priced into stock prices.

The Special Global Equity team believes that inefficiencies also exist in the use of metrics based on U.S. Generally Accepted Accounting Principles (“GAAP”) and International Financial Reporting Standards (“IFRS”), such as Earnings Per Share, in valuing businesses. The team believes that the value of a company is based on the sustainable cash generating power of the business. By focusing on free cash flow generation, as opposed to GAAP or IFRS-based earnings metrics, the team uses a balance sheet-focused approach to seek to remove potential inherent biases in management estimates and assumptions when compiling GAAP- and IFRS-based financial statements.

In seeking to exploit the inefficiencies that the Special Global Equity team believes exist in both the true cash generating power of the business and the value creation potential of the balance sheet, the team develops valuation targets to quantify both the upside reward potential and the downside risk potential. Using a reward/risk valuation framework to objectively make portfolio construction decisions, the team allocates capital when the stock price allows for an asymmetric return profile, with meaningful stock price appreciation to the team’s intrinsic value price target from the current stock price and limited loss of capital in a downside scenario. By using this framework, the constructed portfolio, in the view of the team, offers significant upside potential, with mitigated downside risk.

Lazard Asset Management LLC (“Lazard”)

Lazard seeks consistency throughout market cycles and relies on a core, bottom-up stock selection approach while avoiding unwanted top-down or macro exposures to achieve this objective. The investment universe for the portion of the Fund’s assets allocated to Lazard consists of approximately 14,000 developed and emerging-market small cap stocks using an active, quantitatively based investment process that evaluates each company’s growth potential, valuation, market sentiment and financial quality on a daily basis relative to global peers. Portfolio risks are managed independently by maintaining exposures that are similar to the benchmark including region, industry, country, capitalization and beta.

The active, quantitative approach utilized by Lazard’s portfolio management team begins by defining the universe of stocks with sufficient liquidity and data to develop a proper analysis. Additional critical are used to restrict the universe according to Adviser’s commitment to Catholic Responsible InvestingSM. Companies are evaluated daily relative to peers according to Lazard’s assessment of four independent measures, including growth potential, valuation, market sentiment and financial quality. Companies deemed to have the most attractive rankings will typically receive the largest relative weight. Risk is managed on a benchmark relative basis controlling country, industry, sector, capitalization, beta within prescribed ranges around the benchmark allowing stock selection to determine relative return.

The Fund will typically invest the majority of its assets allocated to Lazard in equity securities, including REITs of non-US developed and emerging markets companies. Under normal circumstances, the Fund invests at least 80% of its assets allocated to Lazard in equity securities. Asset allocation among countries and regions is designed to approximate that of the underlying benchmark, attempting to assure return consistency with the asset class. Lazard will not engage in market timing or make significant shifts between country markets or economic sectors based on their outlook.

Parametric Portfolio Associates LLC (“Parametric”)

Parametric is responsible for monitoring and investing cash balances of the Fund allocated to Parametric by the Adviser. Parametric will invest in derivative instruments, such as exchange-listed equity futures contracts, and/or in exchange-traded funds, to gain market exposure on cash balances or to reduce market exposure in anticipation of liquidity needs.

All Funds

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, each Fund may, but is not obligated to, invest up to 100% of its assets in money market instruments and other cash equivalents that would not ordinarily be consistent with its investment objective. If a Fund invests in this manner, it may cause the Fund to forgo greater investment returns for the safety of principal and the Fund may therefore not achieve its investment objective. Each Fund will only do so if the Adviser and the sub-advisers believe that the risk of loss outweighs the opportunity to pursue the Fund’s investment objective.

This prospectus describes the Funds’ principal investment strategies, and the Funds will normally invest in the types of securities and other investments described in this prospectus. In addition to the securities and other investments and strategies described in this prospectus, each Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategies. These investments and strategies, as well as those described in this prospectus, are described in detail in the Funds’ Statement of Additional Information (the “SAI”) (for information on how to obtain a copy of the SAI, see the back cover of this prospectus). Of course, there is no guarantee that a Fund will achieve its investment goals.

The Funds’ Principal Risks

Investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goals. The Adviser and the sub-advisers’ judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser and the sub-advisers do, you could lose money on your investment in a Fund, just as you could with other investments.

The value of your investment in a Fund is based on the value of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

Active Management Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — Each Fund is subject to the risk that the Adviser’s or the sub-advisers’ judgments, as applicable, about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by a Fund fail to produce the intended results, an investment in the Fund could decline in value or the Fund could underperform in comparison to its benchmark index or other funds with similar objectives and investment strategies.

Adjustable Rate Mortgages Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Adjustable Rate Mortgages (“ARMs”) contain maximum and minimum rates beyond which the mortgage interest rate may not vary over the lifetime of the security. In addition, many ARMs provide for additional limitations on the maximum amount by which the mortgage interest rate may adjust for any single adjustment period. Alternatively, certain ARMs contain limitations on changes in the required monthly payment. In the event that a monthly payment is not sufficient to pay the interest accruing on an ARM, any excess interest is added to the principal balance of the mortgage loan, which is repaid through future monthly payments. If the monthly payment for such an instrument exceeds the sum of the interest accrued at the applicable mortgage interest rate and the principal payment required at such point to amortize the outstanding principal balance over the remaining term of the loan, the excess is used to reduce the then-outstanding principal balance of the ARM.

In addition, certain ARMs may provide for an initial fixed, below-market or teaser interest rate. During this initial fixed-rate period, the payment due from the related mortgagor may be less than that of a traditional loan. However, after the teaser rate expires, the monthly payment required to be made by the mortgagor may increase dramatically when the interest rate on the mortgage loan adjusts. This increased burden on the mortgagor may increase the risk of delinquency or default on the mortgage loan and in turn, losses on the mortgage-backed securities into which that loan has been bundled.

Affiliated Fund Risk (Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund) — In managing each Fund, the Adviser will have authority to select and substitute Underlying Funds. The Adviser may be subject to potential conflicts of interest in selecting Underlying Funds because the fees paid to the Adviser by some Underlying Funds are higher than the fees paid by other underlying funds. However, the Adviser is a fiduciary to the Funds and is legally obligated to act in the Funds’ best interests when selecting Underlying Funds. If an Underlying Fund holds interests in an affiliated fund, a Fund may be prohibited from purchasing shares of that Underlying Fund.

Asset Allocation Risk (Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund) — Each Fund is subject to asset allocation risk, which is the risk that the selection of the Underlying Funds and the allocation of the Fund’s assets among the various asset classes and market segments will cause the Fund to underperform other funds with a similar investment objective. The value of an investment in a Fund is based primarily on the prices of the Underlying Funds in which the Fund invests. In turn, the price of each Underlying Fund is based on the value of its assets. The ability of a Fund to meet its investment objective is directly related to its asset allocation among the Underlying Funds and its direct investments and the ability of the Underlying Funds to meet their investment objectives and for the direct investments to perform positively. If the Adviser’s asset allocation strategy does not work as intended, a Fund may not achieve its objective.

Asset-Backed Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases and credit card receivables. Asset-backed securities may be issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pools of assets. Asset-backed securities may also be debt instruments, which are also known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning such assets and issuing debt obligations. Repayment depends largely on the cash flows generated by the assets backing the securities. Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities, which is discussed below. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable in quality to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, a Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on the security. In the event of a default, a Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

Bank Loans Risk (Catholic Responsible Investments Opportunistic Bond Fund) — The Fund may purchase assignments of portions of bank loans from third parties or by investing in participations in bank loans. With respect to loans purchased by assignment, the Fund generally has a contractual relationship with the borrower and, therefore, direct rights against the borrower in the event of a default. With respect to participations, the Fund typically has a contractual right with the lender, generally a bank selling the participation, and, therefore, assumes the credit risk of the lender in addition to the credit risk of the borrower. In the event of an insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender but may not have a senior claim to the lender’s loan to the borrower. Certain bank loans, including certain participations in bank loans, may be illiquid and the Fund may not be able to sell such loans quickly for a fair price. While a liquid secondary market for bank loans has increased over the years, particularly with respect to loans held directly, the secondary market for such instruments is not as liquid as for other types of investments. Loans continue to trade in an unregulated inter-dealer or inter-bank secondary market. Purchases and sales of bank loans are generally subject to the contractual restrictions that must be satisfied before a loan can be bought or sold. These restrictions may impede the Fund’s ability to buy or sell bank loans, may negatively impact the transaction price, may result in delayed settlement of bank loan transactions, and/or may delay the Fund’s ability to make timely redemptions of Fund shares. In addition, the lack of a highly liquid secondary market may have an adverse impact on the value of such investments and on the Fund’s ability to dispose of such investments quickly, particularly in response to a specific economic event or the sudden deterioration in the creditworthiness of the borrower. Additionally, in the event of an insolvency, a court could subordinate a bank loan to presently existing or future indebtedness of the borrower to take other action detrimental to the lenders.

Capital Gain Risk (Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund) — As of the date of this prospectus, a substantial portion of each Fund’s net asset value is attributable to net unrealized capital gains on portfolio securities. If a Fund realizes capital gains in excess of realized capital losses in any fiscal year, it makes capital gain distributions to shareholders. You may receive distributions that are attributable to appreciation of portfolio securities that happened before you made your investment. Unless you purchase shares through a tax-advantaged account (such as an IRA or 401(k) plan), these distributions will be taxable to you even though they economically represent a return of a portion of your investment. You should consult your tax adviser about your investment in the Funds.

Catholic Values Investing Risk (All Funds) — Each Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that a Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by each Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Collateralized Loan Obligations Risk (Catholic Responsible Investments Short Duration Bond Fund and Catholic Responsible Investments Opportunistic Bond Fund) — Collateralized loan obligations are investment vehicles typically collateralized by a pool of loans, which may include, among others, senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Collateralized loan obligations are subject to the risks of substantial losses due to actual defaults by borrowers of the loans underlying the collateralized loan obligations, which will be greater during periods of economic or financial stress. Collateralized loan obligations may also lose value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to collateralized loan obligation securities as a class. The Funds may invest in collateralized loan obligations that hold loans of non-creditworthy borrowers or in subordinate tranches of a collateralized loan obligation, which may absorb losses from underlying borrower defaults before senior tranches. Investments in such collateralized loan obligations present a greater risk of loss. In addition, collateralized loan obligations are subject to interest rate risk and credit risk.

Legislation such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which was signed into law on July 21, 2010, together with uncertainty about the nature and timing of regulations that will be promulgated to implement such legislation, may continue to create uncertainty in the credit and other financial markets. Given that all applicable final implementing rules and regulations have not yet been published or are not yet in effect, the potential impact of these actions on collateralized loan obligations that may be owned by the Funds is unknown. If existing transactions are not exempted from the new rules or regulations, compliance with those rules and regulations could impose significant costs on the issuers of collateralized loan obligations and ultimately adversely impact the holders (including the Funds) of those types of securities.

Commercial Paper Risk (Catholic Responsible Investments Ultra Short Bond Fund) — Commercial paper is a short-term obligation with a maturity generally ranging from one to 270 days and is issued by U.S. or foreign companies or other entities in order to finance their current operations. Such investments are unsecured and usually discounted from their value at maturity. The value of commercial paper may be affected by changes in the credit rating or financial condition of the issuing entities and will tend to fall when interest rates rise and rise when interest rates fall. Asset-backed commercial paper may be issued by structured investment vehicles or other conduits that are organized to issue the commercial paper and to purchase trade receivables or other financial assets. The repayment of asset-backed commercial paper depends primarily on the cash collections received from such an issuer’s underlying asset portfolio and the issuer’s ability to issue new asset-backed commercial paper.

Corporate Fixed Income Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — The Funds may invest in corporate fixed income securities. Corporate fixed income securities are fixed income securities issued by public and private businesses. Corporate fixed income securities respond to economic developments, especially changes in interest rates, as well as perceptions of the creditworthiness and business prospects of individual issuers. Corporate fixed income securities are subject to the risk that the issuer may not be able to pay interest or, ultimately, to repay principal upon maturity. Interruptions or delays of these payments could adversely affect the market value of the security. In addition, due to lack of uniformly available information about issuers or differences in the issuers’ sensitivity to changing economic conditions, it may be difficult to measure the credit risk of corporate securities.

Credit Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Credit risk is the risk that a decline in the credit quality of an investment could cause a Fund to lose money. A Fund could lose money if the issuer or guarantor of a portfolio security or a counterparty to a derivative contract fails to make timely payment or otherwise honor its obligations. Fixed income securities rated below investment grade (junk bonds) (described elsewhere in this section) involve greater risks of default or downgrade and are generally more volatile than investment grade securities. Discontinuation of these payments could substantially adversely affect the market value of the security.

Credit Spread Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Credit spread is the difference in yield between securities that results from differences in each security’s respective credit quality. Credit spreads may increase when market participants believe that bonds generally have a greater risk of default, which could result in a decline in the market values of a Fund’s debt securities.

Derivatives Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — Derivatives are instruments that derive their value from an underlying security, financial asset or an index. Examples of derivative instruments include futures contracts, forward contracts, options and swaps. Changes in the market value of a security that is a reference asset for a derivative instrument may not be proportionate to changes in the market value of the derivative instrument itself. There may not be a liquid market for a Fund to sell a derivative instrument, which could result in difficulty in closing the position. Moreover, certain derivative instruments can magnify the extent of losses incurred due to changes in the market value of the securities to which they relate. Some derivative instruments are subject to counterparty risk. A default by the counterparty on its payments to a Fund will cause the value of your investment in the Fund to decrease. A Fund’s use of derivatives is also subject to credit risk, leverage risk, lack of availability risk, valuation risk, correlation risk and tax risk. Credit risk is described elsewhere in this section. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on a Fund’s performance. A Fund’s counterparties to its derivative contracts present the same types of credit risk as issuers of fixed income securities. Lack of availability risk is the risk that suitable derivative transactions, such as roll-forward contracts, may not be available in all circumstances for risk management or other purposes. Valuation risk is the risk that a particular derivative may be valued incorrectly. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Tax risk is the risk that the use of derivatives may cause a Fund to realize higher amounts of short-term capital gains, thereby increasing the amount of taxes payable by some shareholders. These risks could cause a Fund to lose more than the principal amount invested. Some derivatives have the potential for unlimited loss, regardless of the size of a Fund’s initial investment.

Derivatives are also subject to a number of other risks described elsewhere in this prospectus. Derivatives transactions conducted outside of the U.S.

may not be conducted in the same manner as those entered into on U.S. exchanges, and may be subject to different margin, exercise, settlement or expiration procedures. Derivatives transactions conducted outside the U.S. also are subject to the risks affecting foreign securities, currencies and other instruments, in addition to other risks.

Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, including Rule 18f-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, limit or restrict their use by a Fund, otherwise adversely affect their performance or disrupt markets. Additionally, regulation relating to the Funds’ use of derivatives and related instruments, including Rule 18f-4, could potentially limit or impact the Funds’ ability to invest in derivatives, limit the Funds’ ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Funds’ performance.

Forward Contracts — A forward contract, also called a “forward,” involves a negotiated obligation to purchase or sell a specific security or currency at a future date (with or without delivery required), which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are not traded on exchanges; rather, a bank or dealer will act as agent or as principal in order to make or take future delivery of a specified lot of a particular security or currency for a Fund’s account. Risks associated with forwards may include: (i) an imperfect correlation between the movement in prices of forward contracts and the securities or currencies underlying them; (ii) an illiquid market for forwards; (iii) difficulty in obtaining an accurate value for the forwards; and (iv) the risk that the counterparty to the forward contract will default or otherwise fail to honor its obligation. Because forwards require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage.

Futures Contracts — Futures contracts, or “futures,” provide for the future sale by one party and purchase by another party of a specified amount of a specific security or asset at a specified future time and at a specified price (with or without delivery required). The risks of futures include: (i) leverage risk; (ii) correlation or tracking risk; and (iii) liquidity risk. Because futures require only a small initial investment in the form of a deposit or margin, they involve a high degree of leverage. Accordingly, the fluctuation of the value of futures in relation to the underlying assets upon which they are based is magnified. Thus, a Fund may experience losses that exceed losses experienced by funds that do not use futures contracts and which may be unlimited, depending on the structure of the contract. There may be imperfect correlation, or even no correlation, between price movements of a futures contract and price movements of investments for which futures are used as a substitute, or which futures are intended to hedge.

Lack of correlation (or tracking) may be due to factors unrelated to the value of the investments being substituted or hedged, such as speculative or other pressures on the markets in which these instruments are traded. Consequently, the effectiveness of futures as a security substitute or as a hedging vehicle will depend, in part, on the degree of correlation between price movements in the futures and price movements in underlying securities or assets. While futures contracts are generally liquid instruments, under certain market conditions they may become illiquid. Futures exchanges may impose daily or intra-day price change limits and/or limit the volume of trading.

Additionally, government regulation may further reduce liquidity through similar trading restrictions. As a result, a Fund may be unable to close out its futures contracts at a time that is advantageous. If movements in the markets for security futures contracts or the underlying security decrease the value of a Fund’s positions in security futures contracts, the Fund may be required to have or make additional funds available to its brokerage firm as margin. If a Fund’s account is under the minimum margin requirements set by the exchange or the brokerage firm, its position may be liquidated at a loss, and the Fund will be liable for the deficit, if any, in its account. A Fund may also experience losses due to systems failures or inadequate system back-up or procedures at the brokerage firm(s) carrying the Fund’s positions. The successful use of futures depends upon a variety of factors, particularly the ability of the Adviser to predict movements of the underlying securities markets, which requires different skills than predicting changes in the prices of individual securities. There can be no assurance that any particular futures strategy adopted will succeed.

Options — An option is a contract between two parties for the purchase and sale of a financial instrument for a specified price at any time during the option period. Unlike a futures contract, an option grants the purchaser, in exchange for a premium payment, a right (not an obligation) to buy or sell a financial instrument. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The seller of an uncovered call (buy) option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option. The securities necessary to satisfy the exercise of the call option may be unavailable for purchase except at much higher prices. Purchasing securities to satisfy the exercise of the call option can itself cause the price of the securities to rise further, sometimes by a significant amount, thereby exacerbating the loss. The buyer of a call option assumes the risk of losing an entire premium in the call option without ever getting the opportunity to exercise the option. The seller (writer) of a put (sell) option that is covered (e.g., the writer has a short position in the underlying security) assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received and gives up the opportunity for gain on the underlying security below the exercise price of the option. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The buyer of a put option assumes the risk of losing an entire premium in the put option without ever getting the opportunity to exercise the option. An option’s time value (i.e., the component of the option’s value that exceeds the in-the-money amount) tends to diminish over time. Even though an option may be in-the-money to the buyer at various times prior to its expiration date, the buyer’s ability to realize the value of an option depends on when and how the option may be exercised. For example, the terms of a transaction may provide for the option to be exercised automatically if it is in-the-money on the expiration date. Conversely, the terms may require timely delivery of a notice of exercise, and exercise may be subject to other conditions (such as the occurrence or non-occurrence of certain events, such as knock-in, knock-out or other barrier events) and timing requirements, including the “style” of the option.

Swap Agreements – Swaps are agreements whereby two parties agree to exchange payment streams calculated by reference to an underlying asset, such as a rate, index, currency, instrument or securities. Swaps typically involve credit risk, market risk, liquidity risk, funding risk, operational risk, legal and documentation risk, regulatory risk and/or tax risk. Interest rate swaps involve one party, in return for a premium, agreeing to make payments to another party to the extent that interest rates exceed or fall below a specified rate (a “cap” or “floor,” respectively). Swap agreements involve the risk that the party with whom a Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to the other party to the agreement. Certain derivatives, including swaps, may be subject to fees and expenses, and by investing in such derivatives indirectly through a Fund, a shareholder will bear the expenses of such derivatives in addition to expenses of the Fund.

Total return swaps are contracts that obligate a party to pay interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index or an index component. Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset in a total return swap declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

A credit default swap enables a Fund to buy or sell protection against a defined credit event of an issuer or a basket of securities. The buyer of a credit default swap is generally obligated to pay the seller a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. If a Fund is a seller of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will generally either: (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Fund is a buyer of protection and a credit event occurs (as defined under the terms of that particular swap agreement), the Fund will either: (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are calculated by market makers considering either industry standard recovery rates or entity specific factors and other considerations until a credit event occurs. If a credit event has occurred, the recovery value is generally determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Credit default swaps involve special risks in addition to those mentioned above because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial difficulty). Like a long or short position in a physical security, credit default swaps are subject to the same factors that cause changes in the market value of the underlying asset.

The Dodd-Frank Act created a new statutory framework that comprehensively regulated the OTC derivatives markets for the first time. Key Dodd-Frank Act provisions relating to OTC derivatives require rulemaking by the U.S. Securities and Exchange Commission (the “SEC”) and the Commodity Futures Trading Commission (the “CFTC”), not all of which has been proposed or finalized as of the date of this prospectus. Prior to the Dodd-Frank Act, the OTC derivatives markets were traditionally traded on a bilateral basis (so-called “bilateral OTC transactions”). Under the Dodd-Frank Act, certain OTC derivatives transactions are now required to be centrally cleared and traded on exchanges or electronic trading platforms called swap execution facilities. Bilateral OTC transactions differ from exchange-traded or cleared derivatives transactions in several respects. Bilateral OTC transactions are transacted directly with dealers and not with a clearing corporation. As bilateral OTC transactions are entered into directly with a dealer, there is a risk of nonperformance by the dealer as a result of its insolvency or otherwise. Under regulations adopted by the CFTC and federal banking regulators (commonly referred to as “Margin Rules”), a Fund is required to post collateral (known as variation margin) to cover the mark-to-market exposure in respect of its uncleared swaps. These rules also mandate that collateral in the form of initial margin be posted to cover potential future exposure attributable to uncleared swap transactions for certain entities, which may include the Funds.

Dividend-Paying Investments Risk (Catholic Responsible Investments International Equity Fund) — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.

Duration Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates. For example, if a fixed income security has a five-year duration, it will decrease in value by approximately 5% if interest rates rise 1% and increase in value by approximately 5% if interest rates fall 1%. Fixed income instruments with higher duration typically have higher risk and higher volatility. Longer-term fixed income securities in which a portfolio may invest are more volatile than shorter-term fixed income securities. A portfolio with a longer average portfolio duration is typically more sensitive to changes in interest rates than a portfolio with a shorter average portfolio duration.

Emerging Markets Securities Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — Emerging market countries may be more likely to experience political turmoil or rapid changes in market or economic conditions than more developed countries. Emerging market countries often have less uniformity in accounting and reporting requirements and unreliable securities valuation. It is sometimes difficult to obtain and enforce court judgments in such countries and there is often a greater potential for nationalization and/or expropriation of assets by the government of an emerging market country. In addition, the financial stability of issuers (including governments) in emerging market countries may be more precarious than in other countries. As a result, there will tend to be an increased risk of price volatility associated with a Fund’s investments in emerging market countries, which may be magnified by currency fluctuations relative to the U.S. dollar.

Equity Risk (Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund) — Equity securities include common and preferred stocks, convertible securities, rights and warrants, depositary receipts, private placements, “new issues” and shares of exchange-traded funds (“ETFs”). Common stock represents an equity or ownership interest in an issuer. Preferred stock provides a fixed dividend that is paid before any dividends are paid to common stockholders, and which takes precedence over common stock in the event of a liquidation. Like common stock, preferred stocks represent partial ownership in a company, although preferred stock shareholders do not enjoy any of the voting rights of common stockholders. Also, unlike common stock, a preferred stock pays a fixed dividend that does not fluctuate, although the company does not have to pay this dividend if it lacks the financial ability to do so. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. The value of securities convertible into equity securities, such as warrants or convertible debt, is also affected by prevailing interest rates, the credit quality of the issuer and any call provision. Fluctuations in the value of equity securities in which a Fund invests will cause the Fund’s NAV to fluctuate. A variety of factors can lead to volatility in local, regional, or global markets, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes, and substantial economic downturn or recessions.

Fixed Income Market Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic

Responsible Investments Bond Fund) — The prices of a Fund’s fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments and their agencies. Generally, a Fund’s fixed income securities will decrease in value if interest rates rise and vice versa. Fixed income securities may have fixed-, variable- or floating-rates. There is a risk that the current interest rate on floating and variable rate instruments may not accurately reflect existing market interest rates. Also, longer-term securities are generally more sensitive to changes in the level of interest rates, so the average maturity or duration of these securities affects risk. Changes in government policy, including the Federal Reserve’s decisions with respect to raising interest rates or terminating certain programs such as quantitative easing, could increase the risk that interest rates will rise. Rising interest rates may, in turn, increase volatility and reduce liquidity in the fixed income markets, and result in a decline in the value of the fixed income investments held by a Fund. These risks may be heightened in a low interest rate environment. In addition, reductions in dealer market-making capacity as a result of structural or regulatory changes could further decrease liquidity and/or increase volatility in the fixed income markets. In the case of foreign securities, price fluctuations will reflect international economic and political events, as well as changes in currency valuations relative to the U.S. dollar. As a result of these market conditions, a Fund’s value may fluctuate and/or the Fund may experience increased redemptions from shareholders, which may impact the Fund’s liquidity or force the Fund to sell securities into a declining or illiquid market. Broad movements in financial markets may adversely affect the price of a Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

Floating Rate Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Each Fund may invest in obligations with interest rates that are reset periodically. Although floating rate securities are generally less sensitive to interest rate changes than fixed rate instruments, the value of floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Floating rate securities are issued by a wide variety of issuers and may be issued for a wide variety of purposes, including as a method of reconstructing cash flows. Issuers of floating rate securities may include, but are not limited to, financial companies, merchandising entities, bank holding companies, and other entities. In addition to the risks associated with the floating nature of interest payments, investors remain exposed to other underlying risks associated with the issuer of the floating rate security, such as credit risk.

Foreign Company Risk (Catholic Responsible Investments Short-Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — Investing in issuers located in foreign countries poses distinct risks because political and economic events unique to a country or region will affect those markets and their issuers. These events will not necessarily affect the U.S. economy or similar issuers located in the United States. More specifically, investing in foreign issuers includes risks of adverse changes in foreign economic, political, regulatory and other conditions, changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges), differing accounting, auditing, financial reporting and legal standards and practices, differing securities market structures, and higher transaction costs. In certain countries, legal remedies available to investors may be more limited than those available with respect to investments in the U.S. In addition, the securities of some foreign companies may be less liquid and, at times, more volatile than securities of comparable U.S. companies. A Fund may also experience more rapid or extreme changes in value as compared to a fund that invests solely in securities of U.S. companies because the securities markets of many foreign countries are relatively small and consist of a limited number of companies representing a small number of industries. Investing in foreign issuers also poses the risk that the cost of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than the costs involved in domestic transactions. In addition, investments in foreign countries are generally denominated in a foreign currency. As a result, changes in the value of those currencies compared to the U.S. dollar may affect (positively or negatively) the value of a Fund’s investments. These currency movements may happen separately from, and in response to, events that do not otherwise affect the value of the security in the issuer’s home country. Additionally, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may result in a Fund having to sell such prohibited securities at inopportune times. Such prohibited securities may have less liquidity as a result of such U.S. Government designation and the market price of such prohibited securities may decline, which may cause a Fund to incur losses.

Foreign Currency Risk (Catholic Responsible Investments International Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — Because non-U.S. securities are usually denominated in currencies other than the dollar, the value of a Fund’s portfolio may be influenced by currency exchange rates and exchange control regulations. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries.

Foreign Sovereign Debt Securities Risk (Catholic Responsible Investments Short-Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — The risks that (i) the governmental entity that controls the repayment of sovereign debt may not be willing or able to repay the principal and/or interest when it becomes due because of factors such as debt service burden, political constraints, cash flow problems and other national economic factors; (ii) governments may default on their debt securities, which may require holders of such securities to participate in debt rescheduling or additional lending to defaulting governments; and (iii) there is no bankruptcy proceeding by which defaulted sovereign debt may be collected in whole or in part. These risks are typically heightened with respect to emerging market countries.

Geographic Focus Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — To the extent that it focuses its investments in a particular country or geographic region, a Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, such Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. A Fund that focuses its investments in the United States may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Growth Investment Style Risk (Catholic Responsible Investments Multi-Style US Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — The Fund may invest in securities of companies that the Adviser or a sub-adviser believes have superior prospects for robust and sustainable growth of revenues and earnings. An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. In addition, growth stocks may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer. In addition, these may be companies with new, limited or cyclical product lines, markets or financial resources, and the management of such companies may be dependent upon one or a few key people. The stocks of such companies can therefore be subject to more abrupt or erratic market movements than stocks of larger, more established companies or the stock market in general.

High Yield Bond Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — High yield, or “junk,” bonds are highly speculative securities that are usually issued by smaller, less creditworthy and/or highly leveraged (indebted) companies. Compared with investment-grade bonds, high yield bonds are considered to carry a greater degree of risk and are considered to be less likely to make payments of interest and principal. In particular, lower-quality high yield bonds (rated CCC, CC, C, or unrated securities judged to be of comparable quality) are subject to a greater degree of credit risk than higher-quality high yield bonds and may be near default. High yield bonds rated D are in default. Market developments and the financial and business conditions of the issuers of these securities generally influence their price and liquidity more than changes in interest rates, when compared to investment-grade debt securities.

Impact Investing Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Each Fund invests part of its portfolio in securities that align with a proprietary impact investing framework for public fixed-income markets, which may exclude securities of certain issuers for nonfinancial reasons. Because of this, the Funds may forgo some market opportunities available to funds that do not use these criteria.

Indexing Strategy/Index Tracking Risk (Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund) — A Fund that is managed with an indexing investment strategy attempts to track the performance of an unmanaged index of securities, which differs from an actively-managed fund, which typically seeks to outperform a benchmark index. Such Fund generally will buy and will not sell a security included in the benchmark index as long as the security is part of the benchmark index regardless of any sudden or material decline in value or foreseeable material decline in value of the security, even though the Adviser or a sub-adviser may make a different investment decision for other actively managed accounts or portfolios that hold the security. As a result, such Fund’s performance may be less favorable than that of a portfolio managed using an active investment strategy. The structure and composition of the benchmark index will affect the performance, volatility, and risk of the index (in absolute terms and by comparison with other indices) and, consequently, the performance, volatility, and risk of the Fund. Such Fund’s performance may not match the performance of the benchmark index for a number of reasons. For example, the Fund incurs a number of operating expenses, including taxes, not applicable to the index and incurs costs associated with buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of the index. As discussed elsewhere in this section, the performance of a Fund managed pursuant to an indexing investment strategy may also be affected because of the impact of the Adviser’s Catholic Responsible Investment criteria on the portfolio holdings of the Fund. In addition, the Fund may not be fully invested at times, either as a result of cash flows into or out of the Fund or reserves of cash held by the Fund to meet redemptions. Changes in the composition of the index and regulatory requirements also may impact a Fund’s ability to match the return of the index. Index tracking risk may be heightened during times of increased market volatility or other unusual market conditions.

Index Correlation Risk (Catholic Responsible Investments Multi-Style US Equity Fund) — Because a portion of the Fund weighs each sector and industry approximately the same as its index, the Fund’s ability to broadly reallocate this portion of its portfolio due to changes in outlook for a particular sector or industry is more limited than other actively-managed funds with greater flexibility to overweight or underweight certain sectors and industries due to changes in market conditions. As a result, the Fund’s performance may lag the performance of other actively-managed funds with more flexible investment programs.

Industry Concentration Risk (Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund) — Each Fund will concentrate its investments (i.e., hold 25% or more of its total assets) in a particular industry or group of industries to approximately the same extent that its underlying index is so concentrated. Concentrating Fund investments in companies conducting business in the same industry will subject a Fund to a greater risk of loss as a result of adverse economic, business or other developments affecting that industry than if its investments were not so concentrated.

Inflation Protected Securities Risk (Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — The value of inflation protected securities, generally will fluctuate in response to changes in “real” interest rates. Real interest rates represent nominal (or stated) interest rates reduced by the expected impact of inflation. The value of an inflation protected security generally decreases when real interest rates rise and generally increases when real interest rates fall. In addition, the principal value of an inflation protected security is periodically adjusted up or down along with the rate of inflation. If the measure of inflation falls, the principal value of the inflation protected security will be adjusted downwards, and consequently, the interest payable on the security will be reduced.

Initial Public Offering Risk (Catholic Responsible Investments Multi-Style US Equity Fund) — The Fund may invest in initial public offerings (“IPOs”). An IPO is a company’s first offering of stock to the public. IPO risk is the risk that the market value of IPO shares will fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading, the small number of shares available for trading and limited information about a company’s business model, quality of management, earnings growth potential, and other criteria used to evaluate its investment prospects. Accordingly, investments in IPO shares involve greater risks than investments in shares of companies that have traded publicly on an exchange for extended periods of time. Investments in IPO shares may also involve high transaction costs, and are subject to market risk and liquidity risk, which are described elsewhere in this section.

Because of the price volatility of IPO shares, the Fund may choose to hold IPO shares for a very short period of time. This may increase the turnover of the Fund’s portfolio and may lead to increased expenses to the Fund, such as commissions and transaction costs. By selling IPO shares, the Fund may realize taxable gains it will subsequently distribute to shareholders. In addition, the market for IPO shares can be speculative and/or inactive for extended periods of time. There is no assurance that the Fund will be able to obtain allocable portions of IPO shares. The limited number of shares available for trading in some IPOs may make it more difficult for the Fund to buy or sell significant amounts of shares without an unfavorable impact on prevailing prices. Investors in IPO shares can be affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders.

Interest Rate Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Interest rate risk is the risk that a change in interest rates will cause a fall in the value of fixed income securities, including U.S. Government securities, in which a Fund invests. In a low interest rate environment, the risk of a decline in value of a Fund’s portfolio securities associated with rising rates is heightened because there may be a greater likelihood of rates increasing, potentially rapidly. In a declining interest rate environment, a Fund generally will be required to invest available cash in instruments with lower interest rates than those of the current portfolio securities. Although U.S. Government securities are considered to be among the safest investments, they are not guaranteed against price movements due to changing interest rates. Obligations issued by some U.S. Government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. Interest rate risk may be heightened for investments in emerging market countries.

Investment in Underlying Funds Risk (Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund) — The value of an investment in the Funds is based primarily on the prices of the Underlying Funds in which the Funds invest. In turn, the price of each Underlying Fund is based on the value of its assets. Each Fund, and thus its shareholders, bears its own direct expenses in addition to bearing a proportionate share of expenses of the Underlying Funds, which may make owning shares of such Fund more costly than owning shares of the Underlying Funds directly. Before investing in the Funds, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. These risks include any combination of the risks described elsewhere in this section, although a Fund’s exposure to a particular risk will be proportionate to the Fund’s overall asset allocation and Underlying Fund allocation.

Large-Capitalization Company Risk (Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund and Catholic Responsible Investments International Equity Fund) — If valuations of large-capitalization companies appear to be greatly out of proportion to the valuations of small- or medium-capitalization companies, investors may migrate to the stocks of small- and medium-sized companies. Additionally, larger, more-established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes. Larger companies also may not be able to attain the high growth rates of successful smaller companies.

Liquidity Risk (Catholic Responsible Investments Short-Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund) — An illiquid investment is an investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in 7 calendar days or less without the sale or disposition significantly changing the market value of the investment. Pursuant to Rule 22e-4 under the 1940 Act, a Fund may invest up to 15% of its net assets in illiquid investments. Certain restricted securities that may be resold to institutional investors under Rule 144A under the Securities Act of 1933 and Section 4(2) commercial paper may be deemed liquid under guidelines approved by the Board. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4.

Although the Funds will invest primarily in liquid, publicly traded securities, the Funds may make investments that trade in lower volumes or that otherwise may be illiquid. Also, the Funds may make investments that may become less liquid in response to market developments or adverse investor perceptions. Less liquid or illiquid investments may be difficult to value. An inability to sell one or more portfolio positions can adversely affect the Funds’ value or prevent the Funds from being able to take advantage of other investment opportunities.

Liquidity risk may also refer to the risk that the Funds will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests or other reasons. Although the Funds retain the ability to meet redemption requests through in-kind exchanges, subject to certain conditions, the Funds may need to raise cash to meet redemption requests through sales of portfolio securities or permissible borrowings. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, the Fund may have to lower the selling price, sell other investments, or forgo another, more appealing investment opportunity. Such sales may adversely affect a Fund’s NAV.

Market Risk (Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund and Catholic Responsible Investments International Small-Cap Fund) — The risk that the market value of an investment may move up and down, sometimes rapidly and unpredictably. A Fund’s NAV per share will fluctuate with the market prices of its portfolio securities. Market risk may affect a single issuer, an industry, a sector or the equity or bond market as a whole. Markets for securities in which a Fund invests may decline significantly in response to adverse issuer, political, geopolitical (including war and armed conflict), regulatory, market, economic or other developments that may cause broad changes in market value, public perceptions concerning these developments, and adverse investor sentiment or publicity. Similarly, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which a Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Recent examples of events that have led to fluctuations in the equity markets include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments and businesses, elevated inflation levels, problems in the banking sector and wars in Europe and in the Middle East.

Money Market Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund) — The value of money market instruments may be affected by changing interest rates and by changes in the credit ratings of the investments. An investment in a money market fund is not a bank deposit and is not insured or guaranteed by any bank, the FDIC or any other government agency. A money market fund’s sponsor has no legal obligation to provide financial support to the fund, and there should be no expectation that the sponsor will provide financial support to the fund at any time. Certain money market funds float their net asset value while others seek to preserve the value of investments at a stable net asset value (typically, $1.00 per share). An investment in a money market fund, even an investment in a fund seeking to maintain a stable net asset value per share, is not guaranteed and it is possible for the Fund to lose money by investing in these and other types of money market funds. Under certain circumstances where a money market fund experiences heightened redemptions, it may be required to impose a mandatory liquidity fee on amounts the Fund redeems from the money market fund (i.e., impose a liquidity fee). In addition, a money market fund may impose a liquidity fee of up to 2% on amounts the Fund redeems from the money market fund during circumstances where the money market fund’s board of directors determines such fee would be in the money market fund’s best interests.

These measures may result in an investment loss. Money market funds and the securities they invest in are subject to comprehensive regulations. The regulations governing money market funds were recently amended in July 2023, and their implementation and interpretation, as well as enforcement, may affect the manner of operation, performance and/or yield of money market funds.

Mortgage-Backed Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the possibility of prepayment of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. Rising interest rates tend to discourage refinancing, with the result that the average life and volatility of the security will increase, exacerbating its decrease in market price. When interest rates fall, however, mortgage-backed securities may not gain as much in market value because of the expectation of additional mortgage prepayments, which must be reinvested at lower interest rates.

Non-Diversification Risk (Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund) — To the extent the Funds become non-diversified, the Funds may invest a relatively high percentage of their assets in a limited number of issuers. Therefore, when the Funds are non-diversified, the Funds’ performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than when the Funds’ invested assets are diversified.

Operational and Cybersecurity Risk (Catholic Responsible Investments Multi-Style US Equity Fund) — The Fund, its service providers, including the Adviser and Sub-Advisers, and other market participants increasingly depend on complex information technology and communications systems to conduct business functions. These systems are subject to a number of different threats or risks that could adversely affect the Fund and its shareholders, despite the efforts of the Fund and its service providers to adopt technologies, processes and practices intended to mitigate these risks.

For example, unauthorized third parties may attempt to improperly access, modify, disrupt the operations of or prevent access to these systems or data within them (a “cyber-attack”), whether systems of the Fund, its service providers, counterparties or other market participants. Power or communications outages, acts of god, information technology equipment malfunctions, operational errors and inaccuracies within software or data processing systems may also disrupt business operations or impact critical data. Market events also may occur at a pace that overloads current information technology and communication systems and processes of the Fund, its service providers or other market participants, impacting the ability to conduct the Fund’s operations. Cyber-attacks, disruptions or failures that affect the Fund’s service providers or counterparties may adversely affect the Fund and its shareholders, including by causing losses for the Fund or impairing Fund operations. For example, the Fund’s service providers’ assets or sensitive or confidential information may be misappropriated, data may be corrupted and operations may be disrupted (e.g., cyber-attacks or operational failures may cause the release of private shareholder information or confidential Fund information, interfere with the processing of shareholder transactions, impact the ability to calculate the Fund’s NAV and impede trading). In addition, cyber-attacks, disruptions or failures may cause reputational damage and subject the Fund’s service providers to regulatory fines, litigation costs, penalties or financial losses, reimbursement or other compensation costs and/or additional compliance costs. While the Fund and its service providers may establish business continuity and other plans and processes to address the possibility of cyber-attacks, disruptions or failures, there are inherent limitations in such plans and systems, including that they do not apply to third parties, such as other market participants, as well as the possibility that certain risks have not been identified or that unknown threats may emerge in the future. The Fund’s service providers may also incur substantial costs for cybersecurity risk management, including insurance, in order to prevent or mitigate future cyber security incidents, and the Fund and its shareholders could be negatively impacted as a result of such costs. The Fund, the Adviser and the Sub-Advisers have limited ability to prevent or mitigate cyber security incidents affecting third-party service providers and such third-party service providers may have limited indemnification obligations to the Fund, the Adviser or the Sub-Advisers. Issuers of securities in which the Fund invests are also subject to cyber security risks, and the value of these securities could decline if the issuers experience cyber-attacks or other cyber-failures.

Similar types of operational and technology risks are also present for issuers of securities or other instruments in which the Fund invests, which could result in material adverse consequences for such issuers, and may cause the Fund’s investments to lose value. In addition, cyber-attacks involving the Fund’s counterparties could affect such counterparties’ ability to meet their obligations to the Fund, which may result in losses to the Fund and its shareholders. Furthermore, as a result of cyber-attacks, disruptions or failures, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or unable to accurately price its investments. The Fund cannot directly control any cybersecurity plans and systems put in place by its service providers, Fund counterparties, issuers in which the Fund invests or securities markets and exchanges.

Portfolio Turnover Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short-Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund and Catholic Responsible Investments Multi-Style US Equity Fund) — Due to its investment strategy, a Fund may buy and sell securities frequently. Such a strategy often involves higher expenses, including brokerage commissions, and may increase the amount of capital gains (in particular, short-term capital gains) realized by a Fund. Shareholders may pay tax on such capital gains.

Prepayment and Extension Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — When interest rates fall, issuers of high interest debt obligations may pay off the debts earlier than expected (prepayment risk), and a Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower interest debt obligations may pay off the debts later than expected (extension risk), thus keeping a Fund’s assets tied up in lower interest debt obligations.

Quantitative Strategy Risk (Catholic Responsible Investments International Equity Fund) — A quantitative investment strategy generally involves the use of computers to implement a systematic or rules-based approach to selecting investments based on specific measurable factors. Due to the significant role technology plays in such strategies, they carry the risk of unintended or unrecognized issues or flaws in the design, coding, implementation or maintenance of the computer programs or technology used in the development and implementation of the quantitative strategy. These issues or flaws, which can be difficult to identify, may result in the implementation of a portfolio that is different from that which was intended, and could negatively impact investment returns. Such risks should be viewed as an inherent element of investing in an investment strategy that relies heavily upon quantitative models and computerization.

Repurchase Agreement Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — Under a repurchase agreement, the seller of a security to a Fund agrees to repurchase the security at a mutually agreed-upon time and price. If the seller in a repurchase agreement transaction defaults on its obligation under the agreement, a Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement.

Sector and Industry Focus Risk (Catholic Responsible Investments Multi-Style US Equity Fund) — Because the Fund may, from time to time, be more heavily invested in particular sectors or industries, the value of its shares may be especially sensitive to factors and economic risks that specifically affect those sectors or industries. As a result, the Fund’s share price may at times fluctuate more widely than the value of shares of a mutual fund that invests in a broader range of sectors or industries.

Small- and Mid-Capitalization Company Risk (Catholic Responsible Investments Multi-Style US Equity Fund and Catholic Responsible Investments International Equity Fund) — Investing in equity securities of small- and mid-capitalization companies often involves greater risk than is customarily associated with investments in larger capitalization companies. This increased risk may be due to the greater business risks of smaller size companies, limited markets and financial resources, narrow product lines and the frequent lack of depth of management. Stock prices of smaller companies may be based in substantial part on future expectations rather than current achievements. The securities of smaller companies are often traded over-the-counter (“OTC”) and, even if listed on a national securities exchange, may not be traded in volumes typical for that exchange. Consequently, the securities of smaller companies may be less liquid, may have limited market stability and may be subject to more severe, abrupt or erratic market movements than securities of larger, more established companies or the market averages in general. Further, smaller companies may have less publicly available information and, when available, it may be inaccurate or incomplete.

Small-Capitalization Company Risk (Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund) — The small-capitalization companies in which a Fund invests may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these small-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, small-capitalization stocks may be more volatile than those of larger companies. These securities may be traded OTC or listed on an exchange.

U.S. Government Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund) — A Fund’s investment in U.S. government obligations may include securities issued or guaranteed as to principal and interest by the U.S. government, or its agencies or instrumentalities. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, whereas others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency’s own resources. There can be no assurance that the U.S. government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. government securities are not guaranteed against price movements due to changing interest rates.

Value Investment Style Risk (Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund

and Catholic Responsible Investments International Small-Cap Fund) — Value investing focuses on companies with stocks that appear undervalued in light of factors such as the company’s earnings, book value, revenues or cash flow. If the Adviser’s or a sub-adviser’s assessment of a company’s value or prospects for exceeding earnings expectations or market conditions is wrong, a Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

When-Issued and Delayed Delivery Securities Risk (Catholic Responsible Investments Ultra Short Bond Fund) — When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Information about Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the circumstances under which the Funds disclose their portfolio holdings is available in the SAI. Each Fund will post on the internet at www.cbisonline.com/us/catholic-responsible-investing its top ten portfolio holdings within 10 days after the end of each month, and its complete portfolio holdings within 10 days after the end of each calendar quarter. The portfolio holdings information placed on the Funds’ website generally will remain there until such information is included in a filing with the SEC. The Funds’ information available on the website is publicly available. The Adviser may exclude any portion of a Fund’s portfolio holdings from such publication when deemed in the best interest of the Fund.

Investment Adviser and Portfolio Manager

Christian Brothers Investment Services Inc. (“CBIS,” or, the “Adviser”), an Illinois corporation founded in 1981, serves as the investment adviser to the Funds. The Adviser’s principal place of business is located at 125 S. Wacker Drive, Suite 2400, Chicago, IL 60606. As of December 31, 2025, the Adviser had approximately $12.6 billion in assets under management.

The Adviser has overall supervisory responsibility for the general management and investment of the Funds’ securities portfolios, and subject to review and approval by the Board of Trustees (the “Board”), sets the Funds’ overall investment strategies.

For its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the following annual rates based on the average daily net assets of each Fund:

Fund	Advisory Fee
Catholic Responsible Investments Magnus 45/55 Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%
Catholic Responsible Investments Ultra Short Bond Fund	0.25%
Catholic Responsible Investments Short Duration Bond Fund	0.30%
Catholic Responsible Investments Opportunistic Bond Fund	0.35%
Catholic Responsible Investments Bond Fund	0.30%
Catholic Responsible Investments Equity Index Fund	0.06%
Catholic Responsible Investments Multi-Style US Equity Fund	0.60%
Catholic Responsible Investments International Equity Fund	0.74%
Catholic Responsible Investments Small-Cap Fund	0.20%
Catholic Responsible Investments International Small-Cap Fund	0.96%

The Adviser pays a Fund’s Sub-Advisers out of the fee it receives from such Fund.

For each Fund, the Adviser has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep the Fund’s total annual Fund operating expenses (excluding shareholder servicing fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses (collectively, “excluded expenses”)) for each of that Fund’s share class(es)

from exceeding certain levels as set forth below until February 28, 2027 (each, a “contractual expense limit”).

Fund Name	Share Class	Contractual Expense Limit
Catholic Responsible Investments Magnus 45/55 Fund	Investor Shares Institutional Shares	0.06%*
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	Investor Shares Institutional Shares	0.06%*
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	Investor Shares Institutional Shares	0.06%*
Catholic Responsible Investments Magnus 75/25 Fund	Investor Shares Institutional Shares	0.06%*
Catholic Responsible Investments Ultra Short Bond Fund	Institutional Shares	0.35%
Catholic Responsible Investments Short Duration Bond Fund	Institutional Shares	0.35%
Catholic Responsible Investments Opportunistic Bond Fund	Investor Shares Institutional Shares	0.41%
Catholic Responsible Investments Bond Fund	Investor Shares Institutional Shares	0.37%
Catholic Responsible Investments Equity Index Fund	Institutional Shares	0.09%
Catholic Responsible Investments Multi-Style US Equity Fund	Investor Shares Institutional Shares	0.69%
Catholic Responsible Investments International Equity Fund	Investor Shares Institutional Shares	0.84%
Catholic Responsible Investments Small-Cap Fund	Institutional Shares	0.31%
Catholic Responsible Investments International Small-Cap Fund	Institutional Shares	1.15%

*

Prior to March 1, 2026, the contractual expense limit for the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund was 0.03%.

In addition, the Adviser may receive from a Fund the difference between the total annual Fund operating expenses (not including excluded expenses) and the Fund’s contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point total annual Fund operating expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board, for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2027.

For the fiscal year ended October 31, 2025, the Adviser received advisory fees (after fee reductions) as a percentage of the average daily net assets of each Fund as follows:

Fund	Advisory Fees Paid
Catholic Responsible Investments Magnus 45/55 Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	0.00%
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	0.00%
Catholic Responsible Investments Magnus 75/25 Fund	0.00%
Catholic Responsible Investments Ultra Short Bond Fund	0.13%
Catholic Responsible Investments Short Duration Bond Fund	0.27%
Catholic Responsible Investments Opportunistic Bond Fund	0.34%
Catholic Responsible Investments Bond Fund	0.30%
Catholic Responsible Investments Equity Index Fund	0.04%
Catholic Responsible Investments Multi-Style US Equity Fund	0.60%
Catholic Responsible Investments International Equity Fund	0.74%
Catholic Responsible Investments Small-Cap Fund	0.20%
Catholic Responsible Investments International Small-Cap Fund	0.81%

A discussion regarding the basis for the Board’s approval of the Funds’ investment advisory agreement is available in the Funds’ reports filed on Form N-CSR for the fiscal year ended October 31, 2025.

Portfolio Managers:

Tom Digenan, CFA, joined CBIS in 2024 and serves as Chief Investment Officer. As Chief Investment Officer, Mr. Digenan ensures the Catholic Responsible Investments Team supports investors around the world in the pursuit of competitive financial returns aligned with the teachings of the Catholic Church. He oversees portfolio management, Impact and Justice efforts, and the firm’s responsible investment framework, and serves as

Chair of the Catholic Responsible Investments Committee. Since joining CBIS in 2024, Mr. Digenan has focused on advancing the firm’s investment capabilities while reinforcing its long-standing commitment to stewardship and disciplined investment management. Mr. Digenan also previously served as Co-Chief Investment Officer of CBIS. Mr. Digenan brings more than 37 years of investment experience, including senior leadership roles in active equity management, investment solutions, and client-focused portfolio oversight at UBS Asset Management and UBS Global Asset Management, after beginning his career at Brinson Partners and KPMG. He holds a bachelor’s degree from Marquette University, a master’s degree from DePaul University, and is a CFA® charterholder.

Manager-of-Managers Structure: The Adviser acts as the manager of managers of the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund and is responsible for the investment performance of these Funds, since it allocates each Fund’s assets to the sub-advisers and recommends hiring or changing sub-advisers to the Board. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements. The structure does not permit the investment advisory fees paid by the Funds to the Adviser to be increased or the Adviser’s obligations under the Funds’ investment advisory agreement, including the Adviser’s responsibility to monitor and oversee the sub-advisory services furnished to each Fund, to be materially changed without shareholder approval. Furthermore, any sub-advisory agreements with affiliates of a Fund or the Adviser, except for sub-advisory agreements with a direct or indirect wholly-owned subsidiary of the Adviser or any future parent company of the Adviser (a “Wholly-Owned Sub-adviser”), require shareholder approval. The Adviser has ultimate responsibility (subject to oversight by the Board) to oversee the sub-advisers and recommend their hiring, termination, and replacement.

The Adviser’s ability to identify and combine complementary managers for each active strategy is a hallmark of its expertise and value-add. The Adviser looks for high conviction managers with a clear core competency. In most cases, this means a concentrated portfolio with a longer-term investment horizon and higher risk relative to the index. Because of its multi-manager portfolio construction approach, the Adviser can assume higher individual manager risk as long as its sub-advisers complement each other. By combining these complementary managers in a Fund, the Adviser expects to achieve a more consistent return pattern at a lower total risk level than any one of the individual managers. The Adviser also evaluates each manager’s ability to implement its Catholic screening while still staying true to their investment approach.

Multi-Manager Exemptive Order: The Funds and the Adviser have obtained an exemptive order from the SEC that permits the Adviser, subject to certain conditions, to select new sub-advisers, including Wholly-Owned Sub-advisers, for each Fund with the approval of the Board but without obtaining shareholder approval. Any change to a sub-advisory agreement that would result in an increase in the total management and advisory fees payable by a Fund is required to be approved by the shareholders of that Fund. The “manager of managers” structure enables the Funds to operate with greater efficiency by not incurring the expense and delays associated with obtaining shareholder approval of sub-advisory agreements. Subject to the foregoing, the order also permits the Adviser to materially change the terms of agreements with the sub-advisers or to continue the employment of a sub-adviser after an event that would otherwise cause the automatic termination of services. The order also permits each Fund to disclose the fees paid to its sub-advisers only in the aggregate in its registration statement. This arrangement has been approved by the Board and each Fund’s initial shareholder. Within 90 days of the retention of a new sub-adviser for a Fund, shareholders of the Fund will receive notification of the change.

Investment Sub-Advisers and Portfolio Managers

Sub-Advisers and Portfolio Managers

The Adviser has entered into a sub-advisory agreement with each of its sub-advisers. Each sub-adviser makes investment decisions for the assets it has been allocated to manage. The Adviser oversees the sub-advisers for compliance with each Fund’s investment objective, policies, strategies and restrictions, and monitors each sub-adviser’s adherence to its investment style. The Board oversees the Adviser and the sub-advisers, establishes policies that they must follow in their management activities, and oversees the hiring, termination, and replacement of sub-advisers recommended by the Adviser.

A discussion regarding the basis for the Board’s approval of the sub-advisory agreements between the Adviser and Allspring Global Investments, LLC, Boston Partners Global Investors, Inc., Loomis, Sayles & Company, L.P., Mercer Investments LLC, Parametric Portfolio Associates LLC, T. Rowe Price Associates, Inc. and William Blair Investment Management, LLC is available in the Funds’ reports filed on Form N-CSR for the fiscal year ended October 31, 2024.

A discussion regarding the basis for the Board’s approval of the sub-advisory agreements between the Adviser and Mar Vista Investment Partners, LLC, RhumbLine Advisers, Sun Life Capital Management (U.S.) LLC, Teachers Advisors, LLC and WCM Investment Management, LLC is available in the

Funds’ reports filed on Form N-CSRS for the fiscal period from November 1, 2024 to April 30, 2025.

A discussion regarding the basis for the Board’s approval of the sub-advisory agreements between the Adviser and Brandywine Global Investment Management, LLC, Causeway Capital Management LLC, Lazard Asset Management LLC, Principal Global Investors, LLC and Wellington Management Company LLP is available in the Funds’ reports filed on Form N-CSR for the fiscal year ended October 31, 2025.

The following provides additional information about each sub-adviser and the portfolio managers who are responsible for the day-to-day management of each sub-adviser’s allocation.

All Funds

Mercer Investments LLC (“Mercer”), 99 High Street, Boston, Massachusetts 02110, serves as the Funds’ primary sub-adviser. In this role, Mercer provides ongoing research, opinions and recommendations of institutional asset managers and their investment funds for consideration by the Adviser, on behalf of the Funds, with respect to sub-adviser selection and portfolio construction. Mercer also provides certain non-advisory services for each of the Funds. Mercer does not have discretionary authority with respect to the investment of the Funds’ assets. As of December 31, 2025, Mercer had approximately $691 billion in assets under management.

Catholic Responsible Investments Ultra Short Bond Fund

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210, serves as investment sub-adviser to the Catholic Responsible Investments Ultra Short Bond Fund. As of December 31, 2025, Wellington Management had approximately $1.3 trillion in assets under management.

Portfolio Manager:

Matt House, Managing Director and Fixed Income Portfolio Manager, joined Wellington Management in 2016. Mr. House is a portfolio manager on Wellington Management’s Short Duration team and is responsible for managing multisector, short-duration portfolios across a suite of products with customized risk and return objectives. He focuses on each client’s unique needs surrounding liquidity, preservation of capital, and yield, for organizations ranging from insurance companies to foundations and corporate liquidity accounts. He also led efforts at Wellington regarding the industry’s transition away from LIBOR to SOFR. Mr. House earned his bachelor’s degree in finance, with a minor in management information systems, from Central Connecticut State University (2011).

Catholic Responsible Investments Short Duration Bond Fund

Teachers Advisors, LLC (“TAL”), 730 Third Avenue, New York, New York 10017-3206, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Short Duration Bond Fund. As of December 31, 2025, TAL had approximately $435 billion in assets under management.

Portfolio Managers:

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, is the lead portfolio manager for TAL’s fixed income strategies that incorporate Environmental, Social and Governance (ESG) criteria and Impact investments, including those that comprise TAL’s Core Impact Bond, Short Duration Impact Bond and Green Bond composites. He is also a member of TAL’s Global Fixed Income Investment Committee. Steve was a member of the ICMA Green Bond Principles initial executive committee and subsequently its Advisory Council. He serves on the Steering Committees of the Debt Conversion for Nature and Climate Practice Standards and the Orange Bond Principles. He is also a member of the UN Capital Development Fund’s working group on Climate Resilient Infrastructure Finance, Sustainalytics’ Investor Committee and the board of the Fixed Income Analysts Society, Inc. Before joining the firm in 2004, he held roles at Nationwide Mutual Insurance and Protective Life. Mr. Liberatore graduated with a B.S. from the State University of New York at Buffalo and an M.B.A. in Finance and Operations from Wake Forest University. He holds the CFA designation and is a member of the CFA Society of North Carolina and the CFA Institute.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, is a portfolio manager for TAL’s global fixed income team. She is an integral part of the ESG/Impact fixed income strategy team and a lead portfolio manager for the Global Core Impact strategy and a co-portfolio manager on Core Impact Bond, Green Bond, Emerging Markets Impact Bond, and Short Duration Impact Bond strategies. She is a frequent panelist and speaker at ESG and Impact conferences and was a member of the ICMA Advisory Board (2020-21), which provides insight and guidance to the Executive Committee on issues affecting the Green, Social, and Sustainable Bond market. Ms. Zarzycki joined the firm in 2008 as an agency MBS analyst before joining the International/EMD sector team as a European sovereign and agency analyst. Prior to TAL, she worked at Citi Global Wealth Management (GWM), helping to manage liquidity and risk of the GWM balance sheet. Ms. Zarzycki graduated with a B.S. in Business Administration with an emphasis in Finance from The Ohio State University. She holds the CFA designation and is a member of the CFA Society New York and the CFA Institute.

Wellington Management Company LLP (“Wellington Management”), 280 Congress Street, Boston, Massachusetts 02210,

serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Short Duration Bond Fund. As of December 31, 2025, Wellington Management had approximately $1.3 trillion in assets under management.

Portfolio Manager:

Matt House, Managing Director and Fixed Income Portfolio Manager, joined Wellington Management in 2016. Mr. House is a portfolio manager on Wellington Management’s Short Duration team and is responsible for managing multisector, short-duration portfolios across a suite of products with customized risk and return objectives. He focuses on each client’s unique needs surrounding liquidity, preservation of capital, and yield, for organizations ranging from insurance companies to foundations and corporate liquidity accounts. He also led efforts at Wellington regarding the industry’s transition away from LIBOR to SOFR. Mr. House earned his bachelor’s degree in finance, with a minor in management information systems, from Central Connecticut State University (2011).

Catholic Responsible Investments Opportunistic Bond Fund

Brandywine Global Investment Management, LLC (“Brandywine Global”), 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund. As of December 31, 2025, Brandywine Global had approximately $64.1 billion in assets under management.

Portfolio Managers:

Anujeet Sareen, CFA, Managing Director and Portfolio Manager, is a portfolio manager for the Firm’s Global Fixed Income and related strategies. Prior to joining the Firm in 2016, Mr. Sareen was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Mr. Sareen is a CFA® charter holder and earned a B.A. in Computer Science from Brown University. Mr. Sareen is also a member of the Firm’s Executive Board.

Jack P. McIntyre, CFA, Portfolio Manager, is a portfolio manager for the Firm’s Global Fixed Income and related strategies. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services (1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990); and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Mr. McIntyre

is a CFA® charter holder and earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Brian L. Kloss, JD, CPA, Portfolio Manager, is a Portfolio Manager on the Global Fixed Income team. He joined Brandywine Global in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Mr. Kloss earned his J.D. from Villanova School of Law and graduated summa cum laude with B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bar and is a Pennsylvania Certified Public Accountant.

Tracy Chen, CFA, CAIA, is a Portfolio Manager on the Global Fixed Income team. She leads global structured credit investing and seeks the most attractive value in the global structured credit market, including investments in U.S. RMBS, CMBS, ABS, CLO, European ABS and other structured products. She joined the Firm in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as Director of Structured Products, GMAC Mortgage Group (focusing on mortgage whole loan pricing and trading), and Deloitte Consulting. Ms. Chen earned her MBA with a concentration in Finance from the University of North Carolina at Chapel Hill. She also holds an M.A. in American Studies and a B.A. from University of Electronic Science & Technology of China. Ms. Chen is a CFA® charter holder and a CAIA charter holder. Ms. Chen’s research on structured products was published in the Journal of Structured Finance in 2007, 2017, 2018 and 2019.

Kevin O’Neil, is a Portfolio Manager and Senior Research Analyst on the Global Fixed Income team. He is responsible for providing credit research and analysis. Mr. O’Neil joined Brandywine Global in 2002 and has served in a number of roles at the firm. Most recently, Mr. O’Neil served as Vice President of Brandywine Global’s Investment Performance Analysis team. As part of this role, Mr. O’Neil supported the investment process from both a quantitative and fundamental standpoint, providing portfolio analytics and risk oversight while also aiding in the implementation of client portfolios. Prior to his tenure at Brandywine Global, Mr. O’Neil was an investment accountant at PFPC Inc. Mr. O’Neil earned a B.S. in Business Administration from James Madison University.

Paul Mielczarski, Head of Global Macro Strategy and Portfolio Manager, is responsible for providing proprietary global macroeconomic research to support our Global Fixed Income team’s investment process. Prior to joining the Firm in 2023, he served as Director of Portfolio Strategy for two years at Ontario Teachers’ Pension Plan after working for five years as a portfolio manager (2015-2022). Mr. Mielczarski was also a global macro portfolio manager at Graham Capital (2011-2015) and Medley Macro Fund (2008-2011). Mr. Mielczarski started his career at Credit Suisse where he worked both as a global macro strategist and a fixed income and FX proprietary trader (1999-2008). Mr. Mielczarski earned a B.S. in Economics from Monash University in Melbourne, Australia.

Sun Life Capital Management (U.S.) LLC (“SLC Management”), 500 Fifth Avenue, 25th Floor, New York, New York 10110, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund. As of December 31, 2025, SLC Management had approximately $76 billion in assets under management.

Portfolio Managers:

Richard Familetti, CFA, is President and Chief Investment Officer, Fixed Income of SLC Management, responsible for the strategic direction of the firm, including investments and operations in partnership with the firm’s global distribution capabilities. As CIO, Rich oversees the firm’s global fixed income platform, accountable for investment performance, risk management and strategic positioning of mandates on behalf of the firm’s clients. He leads a group of over 200 investment professionals who manage portfolios for pensions and insurers, combining expertise in public and private markets, derivatives, and quantitative strategies. His team focuses on total return and liability-driven investment solutions tailored to institutional needs. Rich also oversees the key operations, business enablement and digital innovations teams that support the business and client experience with the support of its Chief Operating Officer. Rich helps drive product excellence and development across the platform, working closely with clients, and the firm’s marketing and solutions groups. Rich continues to operate in the capital markets in U.S. corporate credit strategies and asset allocation across total return strategies. Rich served as President and CIO of Ryan Labs Asset Management from 2009 onwards and led the firm through its acquisition by SLC Management in 2015. He has over 25 years of industry experience, including senior portfolio management positions at Halbis Capital Management and Credit Suisse Asset Management, and work in proprietary trading at Calyon Bank and structured credit trading at Lazard Freres Asset Management. Rich holds a Bachelor of Arts from Hofstra University and a Master of Business Administration from Fordham University. He is a CFA charterholder.

Daniel J. (D.J.) Lucey Jr., CFA, D.J. joined SLC Management in 2009 and is a Senior Portfolio Manager focusing on structured product investments and mortgage credit strategies. D.J. co-manages the short duration, core, and custom LDI portfolios as part of the U.S. Total Return Fixed Income team. D.J.’s responsibilities include performing credit research and valuation, and managing and trading the ABS, CMBS, and MBS sectors. Prior to 2010, D.J. served as an Institutional Portfolio Strategist for the team. In that role, he was responsible for LDI/Fixed Income research, strategy and communicating investment philosophy, capital market climate and underlying positions to institutional clients. He also assisted with asset/liability strategies and credit research. D.J.’s prior experience includes actuarial analysis, pension fund asset and liability valuation, and pension industry research. Before joining SLC Management, D.J. was a Senior Research Analyst with Cerulli Associates, a strategy research and consulting firm specializing in the financial services industry. Past research and articles he’s authored cover institutional asset allocation and asset/liability management, liability-driven investment strategies and the use of alternatives in pension funds. D.J. was also an actuarial analyst at Fidelity Investments, performing defined benefit asset and liability valuation and consulting plan sponsors on asset/liability management. D.J. holds a Bachelor of Arts in Economics from the College of the Holy Cross. He is a CFA charterholder and is a member of the New York CFA society.

Philip Mendonca, Philip joined SLC Management in March of 2003 and is responsible for the U.S. Total Return Fixed Income team’s structured product investments and mortgage credit strategies. Philip also co-manages the real return, short duration, core, and custom LDI portfolios. Philip has successfully headed the portfolio management team’s investments in levered and unlevered investments in Mortgage, Asset Backed and interest rate/inflation linked strategies. Philip directs the team’s credit strategy as it is related to mortgages (residential and commercial) and a myriad of asset backed securities. This involves fundamental and technical analysis and is both top-down and bottom-up, requiring continuous monitoring of collateral performance and development of credit models. Philip directed the firm’s TALF investments and continues to guide the mortgage portfolio strategy and construction as it relates to changing custom client solutions. During his tenure, Philip developed several yield curve pricing tools and performance indices and was heavily involved in the development of custom client solutions in asset liability analysis, custom benchmarks creation and portfolio structuring. Prior to 2004, Philip served as a Trader/Analyst, as well as a Quantitative Analyst for the team. Philip was an active duty Marine for four years serving in posts throughout Asia, North Africa and the Middle East before joining SLC Management. He holds a Bachelor of Business Administration in Management Science and Operations Research from Pace University.

Matthew Salzillo, Matt joined SLC Management in 2004 and is a Portfolio Manager focusing on Treasuries, Agencies and Credit sector. He trades across all sectors in short, intermediate, long, and very long maturities. Matt leads monitoring of the new issue market for the team. He is heavily involved in portfolio construction process for generic and custom benchmarks. Prior to 2013, Matt was a Trader/Analyst on the

U.S. Total Return Fixed Income team. His responsibilities included trading across asset classes in the fixed income markets, working within the portfolio management team to develop and implementing investment strategies, and monitoring portfolio and trade compliance. Matt focused on achieving best execution, while attempting to maximize risk adjusted returns through favorable execution and timing. Matt earned his M.B.A. in Finance from Rutgers University and Bachelor of Science in Marketing from the Stillman School of Business at Seton Hall University.

Annette Serrao, CFA, Annette joined SLC Management in July 2010 and is a Portfolio Manager focusing on Long Credit and LDI strategies. She is primarily responsible for the portfolio construction process, credit analysis and trading within these strategies. Prior to 2020, Annette was a Credit Analyst supporting the portfolio management team. She also served as Portfolio Strategist, where her primary responsibilities included conducting asset liability analysis and providing asset portfolio details to clients and consultants. Annette previously served as an Associate for two years at Tata Consultancy Services, India, Banking, Financial Services and Insurance sector (BFSI), leading data warehousing projects related to credit cards, mortgages, personal loans and auto loans across different geographies. She also holds a Six Sigma (Green Belt) certification. Annette earned her M.B.A. in Finance from Pace University’s Lubin School of Business and a Bachelor of Engineering in Computer Engineering from Mumbai University, India. She is a CFA charterholder.

Teachers Advisors, LLC (“TAL”), 730 Third Avenue, New York, New York 10017-3206, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund. As of December 31, 2025, TAL had approximately $435 billion in assets under management.

Portfolio Managers:

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, is the lead portfolio manager for TAL’s fixed income strategies that incorporate Environmental, Social and Governance (ESG) criteria and Impact investments, including those that comprise TAL’s Core Impact Bond, Short Duration Impact Bond and Green Bond composites. He is also a member of TAL’s Global Fixed Income Investment Committee. Steve was a member of the ICMA Green Bond Principles initial executive committee and subsequently its Advisory Council. He serves on the Steering Committees of the Debt Conversion for Nature and Climate Practice Standards and the Orange Bond Principles. He is also a member of the UN Capital Development Fund’s working group on Climate Resilient Infrastructure Finance, Sustainalytics’ Investor Committee and the board of the Fixed Income Analysts Society, Inc. Before joining the firm in 2004, he held roles at Nationwide Mutual

Insurance and Protective Life. Mr. Liberatore graduated with a B.S. from the State University of New York at Buffalo and an M.B.A. in Finance and Operations from Wake Forest University. He holds the CFA designation and is a member of the CFA Society of North Carolina and the CFA Institute.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, is a portfolio manager for TAL’s global fixed income team. She is an integral part of the ESG/Impact fixed income strategy team and a lead portfolio manager for the Global Core Impact strategy and a co-portfolio manager on Core Impact Bond, Green Bond, Emerging Markets Impact Bond, and Short Duration Impact Bond strategies. She is a frequent panelist and speaker at ESG and Impact conferences and was a member of the ICMA Advisory Board (2020-21), which provides insight and guidance to the Executive Committee on issues affecting the Green, Social, and Sustainable Bond market. Ms. Zarzycki joined the firm in 2008 as an agency MBS analyst before joining the International/EMD sector team as a European sovereign and agency analyst. Prior to TAL, she worked at Citi Global Wealth Management (GWM), helping to manage liquidity and risk of the GWM balance sheet. Ms. Zarzycki graduated with a B.S. in Business Administration with an emphasis in Finance from The Ohio State University. She holds the CFA designation and is a member of the CFA Society New York and the CFA Institute.

Catholic Responsible Investments Bond Fund

Brandywine Global Investment Management, LLC (“Brandywine Global”), 1735 Market Street, Suite 1800, Philadelphia, Pennsylvania 19103, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Bond Fund. As of December 31, 2025, Brandywine Global had approximately $64.1 billion in assets under management.

Portfolio Managers:

Anujeet Sareen, CFA, Managing Director and Portfolio Manager, is a portfolio manager for the Firm’s Global Fixed Income and related strategies. Prior to joining the Firm in 2016, Mr. Sareen was a managing director of global fixed income and a global macro strategist, as well as chair of the Currency Strategy Group at Wellington Management in Boston. Over his 22-year career at Wellington (1994-2016), he held a variety of roles while cultivating extensive fixed income and currency management experience. Mr. Sareen is a CFA® charter holder and earned a B.A. in Computer Science from Brown University. Mr. Sareen is also a member of the Firm’s Executive Board.

Jack P. McIntyre, CFA, Portfolio Manager, is a portfolio manager for the Firm’s Global Fixed Income and related strategies. He joined the Firm in 1998. Previously, he held positions as market strategist with McCarthy, Crisanti & Maffei, Inc. (1995-1998); senior fixed income analyst with Technical Data, a division of Thomson Financial Services

(1992-1995); quantitative associate with Brown Brothers Harriman & Co. (1990); and investment analyst with the Public Employee Retirement Administration of Massachusetts (1987-1989). Mr. McIntyre is a CFA® charter holder and earned an M.B.A. in Finance from the Leonard N. Stern Graduate School of Business at New York University and a B.B.A. in Finance from the University of Massachusetts, Amherst.

Brian L. Kloss, JD, CPA, Portfolio Manager, is a Portfolio Manager on the Global Fixed Income team. He joined Brandywine Global in December 2009, bringing with him over 10 years of high yield and distressed debt experience. Previously, Mr. Kloss was co-portfolio manager at Dreman Value Management, LLC (2007-2009); high yield analyst/trader at Gartmore Global Investments (2002-2007); high yield and equity portfolio manager and general analyst at Penn Capital Management, Ltd. (2000-2002); an analyst with The Concord Advisory Group, Ltd. (1998-2000); and an international tax consultant with Deloitte & Touche LLP (1995-1998). Mr. Kloss earned his J.D. from Villanova School of Law and graduated summa cum laude with B.S. in Accounting from University of Scranton. He is also a member of the New Jersey and Pennsylvania Bar and is a Pennsylvania Certified Public Accountant.

Tracy Chen, CFA, CAIA, is a Portfolio Manager on the Global Fixed Income team. She leads global structured credit investing and seeks the most attractive value in the global structured credit market, including investments in U.S. RMBS, CMBS, ABS, CLO, European ABS and other structured products. She joined the Firm in August 2008. Prior to joining Brandywine Global, she was with UBS Investment Bank as Director of Structured Products, GMAC Mortgage Group (focusing on mortgage whole loan pricing and trading), and Deloitte Consulting. Ms. Chen earned her MBA with a concentration in Finance from the University of North Carolina at Chapel Hill. She also holds an M.A. in American Studies and a B.A. from University of Electronic Science & Technology of China. Ms. Chen is a CFA® charter holder and a CAIA charter holder. Ms. Chen’s research on structured products was published in the Journal of Structured Finance in 2007, 2017, 2018 and 2019.

Kevin O’Neil, is a Portfolio Manager and Senior Research Analyst on the Global Fixed Income team. He is responsible for providing credit research and analysis. Mr. O’Neil joined Brandywine Global in 2002 and has served in a number of roles at the firm. Most recently, Mr. O’Neil served as Vice President of Brandywine Global’s Investment Performance Analysis team. As part of this role, Mr. O’Neil supported the investment process from both a quantitative and fundamental standpoint, providing portfolio analytics and risk oversight while also aiding in the implementation of client portfolios. Prior to his tenure at Brandywine Global, Mr. O’Neil was an investment accountant at PFPC Inc. Mr. O’Neil earned a B.S. in Business Administration from James Madison University.

Paul Mielczarski, Head of Global Macro Strategy and Portfolio Manager, is responsible for providing proprietary global macroeconomic research to support our Global Fixed Income team’s investment process. Prior to joining the Firm in 2023, he served as Director of Portfolio Strategy for two years at Ontario Teachers’ Pension Plan after working for five years as a portfolio manager (2015-2022). Mr. Mielczarski was also a global macro portfolio manager at Graham Capital (2011-2015) and Medley Macro Fund (2008-2011). Mr. Mielczarski started his career at Credit Suisse where he worked both as a global macro strategist and a fixed income and FX proprietary trader (1999-2008). Mr. Mielczarski earned a B.S. in Economics from Monash University in Melbourne, Australia.

Loomis, Sayles & Company, L.P. (“Loomis Sayles”), One Financial Center, Boston, Massachusetts 02111, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Bond Fund. As of December 31, 2025, Loomis Sayles had approximately $431.4 billion in assets under management.

Portfolio Managers:

Christopher T. Harms, is a Portfolio Manager for and Co-Head of the Relative Return Team at Loomis Sayles. Mr. Harms co-manages the Loomis Sayles Limited Term Government & Agency and Intermediate Duration Bond funds. Mr. Harms also co-manages the Loomis Sayles Core, Intermediate Duration and Short Duration strategies. Mr. Harms has 45 years of investment industry experience and joined Loomis Sayles in 2010. Previously, Mr. Harms was a senior vice president and managing director of an investment management team at CapitalSource Bank. Prior to CapitalSource, Mr. Harms was a managing director and senior fixed income portfolio manager at Mackay Shields. Mr. Harms earned a BSBA from Villanova University and a MBA from Drexel University.

Clifton V. Rowe, CFA, is a Portfolio Manager for the Relative Return Team at Loomis Sayles. Mr. Rowe co-manages the Loomis Sayles Limited Term Government & Agency and Intermediate Duration Bond funds. Mr. Rowe also co-manages the Loomis Sayles Core, Short Duration and Intermediate Duration strategies. Mr. Rowe has 33 years of investment industry experience that began when he joined Loomis Sayles in 1992. During his tenure, Mr. Rowe has held the successive positions of portfolio assistant, research analyst, mortgage trader and portfolio manager. Mr. Rowe earned a BBA from James Madison University and a MBA from the University of Chicago.

Daniel Conklin, CFA, is a Portfolio Manager for the Relative Return Team at Loomis Sayles. Mr. Conklin co-manages the Loomis Sayles Limited Term Government & Agency and Intermediate Duration Bond funds. Mr. Conklin also co-manages the Loomis Sayles Core Fixed Income, Short Duration Fixed Income and Intermediate Duration Fixed Income strategies. Mr. Conklin has 15 years of investment industry experience and joined Loomis Sayles in 2012 as a fixed income client portfolio analyst. Mr. Conklin moved to the relative return team in 2014 as an investment analyst and was promoted to senior investment analyst in 2018, and then to associate portfolio manager in 2019. Previously, Mr. Conklin was a middle office analyst at Putnam Investments, supporting the firm’s derivative collateralization process. Mr. Conklin earned a BS from the University of Massachusetts, Lowell and a MS in Finance from Northeastern University.

Sun Life Capital Management (U.S.) LLC (“SLC Management”), 500 Fifth Avenue, 25th Floor, New York, New York 10110, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Bond Fund. As of December 31, 2025, SLC Management had approximately $76 billion in assets under management.

Portfolio Managers:

Richard Familetti, CFA, is President and Chief Investment Officer, Fixed Income of SLC Management, responsible for the strategic direction of the firm, including investments and operations in partnership with the firm’s global distribution capabilities. As CIO, Rich oversees the firm’s global fixed income platform, accountable for investment performance, risk management and strategic positioning of mandates on behalf of the firm’s clients. He leads a group of over 200 investment professionals who manage portfolios for pensions and insurers, combining expertise in public and private markets, derivatives, and quantitative strategies. His team focuses on total return and liability-driven investment solutions tailored to institutional needs. Rich also oversees the key operations, business enablement and digital innovations teams that support the business and client experience with the support of its Chief Operating Officer. Rich helps drive product excellence and development across the platform, working closely with clients, and the firm’s marketing and solutions groups. Rich continues to operate in the capital markets in U.S. corporate credit strategies and asset allocation across total return strategies. Rich served as President and CIO of Ryan Labs Asset Management from 2009 onwards and led the firm through its acquisition by SLC Management in 2015. He has over 25 years of industry experience, including senior portfolio management positions at Halbis Capital Management and Credit Suisse Asset Management, and work in proprietary trading at Calyon Bank and structured credit trading at Lazard Freres Asset Management. Rich holds a Bachelor of Arts from Hofstra University and a Master of Business Administration from Fordham University. He is a CFA charterholder.

Daniel J. (D.J.) Lucey Jr., CFA, D.J. joined SLC Management in 2009 and is a Senior Portfolio Manager focusing on structured product investments and mortgage credit strategies. D.J. co-manages the short duration, core, and custom LDI portfolios as part of the U.S. Total Return Fixed Income team. D.J.’s responsibilities include performing credit research and valuation, and managing and trading the ABS, CMBS, and MBS sectors. Prior to 2010, D.J. served as an Institutional Portfolio Strategist for the team. In that role, he was responsible for LDI/Fixed Income research, strategy and communicating investment philosophy, capital market climate and underlying positions to institutional clients. He also assisted with asset/liability strategies and credit research. D.J.’s prior experience includes actuarial analysis, pension fund asset and liability valuation, and pension industry research. Before joining SLC Management, D.J. was a Senior Research Analyst with Cerulli Associates, a strategy research and consulting firm specializing in the financial services industry. Past research and articles he’s authored cover institutional asset allocation and asset/liability management, liability-driven investment strategies and the use of alternatives in pension funds. D.J. was also an actuarial analyst at Fidelity Investments, performing defined benefit asset and liability valuation and consulting plan sponsors on asset/liability management. D.J. holds a Bachelor of Arts in Economics from the College of the Holy Cross. He is a CFA charterholder and is a member of the New York CFA society.

Philip Mendonca, Philip joined SLC Management in March of 2003 and is responsible for the U.S. Total Return Fixed Income team’s structured product investments and mortgage credit strategies. Philip also co-manages the real return, short duration, core, and custom LDI portfolios. Philip has successfully headed the portfolio management team’s investments in levered and unlevered investments in Mortgage, Asset Backed and interest rate/inflation linked strategies. Philip directs the team’s credit strategy as it is related to mortgages (residential and commercial) and a myriad of asset backed securities. This involves fundamental and technical analysis and is both top-down and bottom-up, requiring continuous monitoring of collateral performance and development of credit models. Philip directed the firm’s TALF investments and continues to guide the mortgage portfolio strategy and construction as it relates to changing custom client solutions. During his tenure, Philip developed several yield curve pricing tools and performance indices and was heavily involved in the development of custom client solutions in asset liability analysis, custom benchmarks creation and portfolio structuring. Prior to 2004, Philip served as a Trader/Analyst, as well as a Quantitative Analyst for the team. Philip was an active duty Marine for four years serving in posts throughout Asia, North Africa and the Middle East before joining SLC Management. He holds a Bachelor of Business Administration in Management Science and Operations Research from Pace University.

Matthew Salzillo, Matt joined SLC Management in 2004 and is a Portfolio Manager focusing on Treasuries, Agencies and Credit sector. He trades across all sectors in short, intermediate, long, and very long maturities. Matt leads monitoring of the new issue market for the team. He is heavily involved in portfolio construction process for generic and custom benchmarks. Prior to 2013, Matt was a Trader/Analyst on the

U.S. Total Return Fixed Income team. His responsibilities included trading across asset classes in the fixed income markets, working within the portfolio management team to develop and implementing investment strategies, and monitoring portfolio and trade compliance. Matt focused on achieving best execution, while attempting to maximize risk adjusted returns through favorable execution and timing. Matt earned his M.B.A. in Finance from Rutgers University and Bachelor of Science in Marketing from the Stillman School of Business at Seton Hall University.

Annette Serrao, CFA, Annette joined SLC Management in July 2010 and is a Portfolio Manager focusing on Long Credit and LDI strategies. She is primarily responsible for the portfolio construction process, credit analysis and trading within these strategies. Prior to 2020, Annette was a Credit Analyst supporting the portfolio management team. She also served as Portfolio Strategist, where her primary responsibilities included conducting asset liability analysis and providing asset portfolio details to clients and consultants. Annette previously served as an Associate for two years at Tata Consultancy Services, India, Banking, Financial Services and Insurance sector (BFSI), leading data warehousing projects related to credit cards, mortgages, personal loans and auto loans across different geographies. She also holds a Six Sigma (Green Belt) certification. Annette earned her M.B.A. in Finance from Pace University’s Lubin School of Business and a Bachelor of Engineering in Computer Engineering from Mumbai University, India. She is a CFA charterholder.

Teachers Advisors, LLC (“TAL”), 730 Third Avenue, New York, New York 10017-3206, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Opportunistic Bond Fund. As of December 31, 2025, TAL had approximately $435 billion in assets under management.

Portfolio Managers:

Stephen M. Liberatore, CFA, Portfolio Manager, Managing Director, is the lead portfolio manager for TAL’s fixed income strategies that incorporate Environmental, Social and Governance (ESG) criteria and Impact investments, including those that comprise TAL’s Core Impact Bond, Short Duration Impact Bond and Green Bond composites. He is also a member of TAL’s Global Fixed Income Investment Committee. Steve was a member of the ICMA Green Bond Principles initial executive committee and subsequently its Advisory Council. He serves on the Steering Committees of the Debt Conversion for Nature and Climate Practice Standards and the Orange Bond Principles. He is also a member of the UN Capital Development Fund’s working group on Climate Resilient Infrastructure Finance, Sustainalytics’ Investor Committee and the board of the Fixed Income Analysts Society, Inc. Before joining the firm in 2004, he held roles at Nationwide Mutual

Insurance and Protective Life. Mr. Liberatore graduated with a B.S. from the State University of New York at Buffalo and an M.B.A. in Finance and Operations from Wake Forest University. He holds the CFA designation and is a member of the CFA Society of North Carolina and the CFA Institute.

Jessica Zarzycki, CFA, Portfolio Manager, Managing Director, is a portfolio manager for TAL’s global fixed income team. She is an integral part of the ESG/Impact fixed income strategy team and a lead portfolio manager for the Global Core Impact strategy and a co-portfolio manager on Core Impact Bond, Green Bond, Emerging Markets Impact Bond, and Short Duration Impact Bond strategies. She is a frequent panelist and speaker at ESG and Impact conferences and was a member of the ICMA Advisory Board (2020-21), which provides insight and guidance to the Executive Committee on issues affecting the Green, Social, and Sustainable Bond market. Ms. Zarzycki joined the firm in 2008 as an agency MBS analyst before joining the International/EMD sector team as a European sovereign and agency analyst. Prior to TAL, she worked at Citi Global Wealth Management (GWM), helping to manage liquidity and risk of the GWM balance sheet. Ms. Zarzycki graduated with a B.S. in Business Administration with an emphasis in Finance from The Ohio State University. She holds the CFA designation and is a member of the CFA Society New York and the CFA Institute.

Catholic Responsible Investments Equity Index Fund

RhumbLine Advisers (“RhumbLine”), 265 Franklin Street, 21st Floor, Boston, Massachusetts 02110, serves as investment sub-adviser to the Catholic Responsible Investments Equity Index Fund. As of December 31, 2025, RhumbLine had approximately $136.4 billion in assets under management.

Portfolio Managers:

Alex Ryer, CFA®, FRM®, CAIA®, Chief Investment Officer, Limited Partner, joined RhumbLine in 2016 as Director of Investments and was promoted to Chief Investment Officer in 2017. Mr. Ryer was also a Senior Portfolio Manager at RhumbLine from 2003-2005. With 26 years of industry experience, Mr. Ryer is a member of the firm’s Investment/Risk and Management Committees. He oversees RhumbLine’s investment team and all aspects of portfolio management and trading and is responsible for managing a range of investment portfolios and servicing clients, product development and thought leadership on industry issues and trends. His prior experience includes Senior Equity Research Analyst (Fundamental Active - Quant Alpha Research) at BlackRock; Senior Portfolio Manager (Fundamental Active & Quant Active) at Northern Trust Global Investments; Senior Portfolio Manager at RhumbLine; and Principal/Senior Portfolio Manager (Global Structured Products - Emerging Markets) at State Street Global Advisors. Mr. Ryer is a CFA® charterholder, Certified FRM®, Chartered Alternative Investment

Analyst and has an M.B.A. from the University of New Hampshire and B.S. in Electrical Engineering from Bucknell University.

Julie Carman Lee, Senior Portfolio Manager, Limited Partner, joined RhumbLine in 2000 and has served as Portfolio Manager since 2001. She has 29 years of industry experience. Ms. Lee is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Ms. Lee was a Portfolio Analyst at RhumbLine. Her prior experience includes Senior Account Administrator at Investors Bank & Trust. Ms. Lee has a Fixed Income Certificate from ICMA Executive Education.

Jeff Kusmierz, Senior Portfolio Manager, Limited Partner, joined RhumbLine in 2005 and has served as Portfolio Manager since 2007. He has 20 years of industry experience. Mr. Kusmierz is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Mr. Kusmierz was an Investment Intern at RhumbLine. Mr. Kusmierz has an M.B.A. and B.S., cum laude, in Finance from Bentley University.

Antonio J. Ballestas, Portfolio Manager, joined RhumbLine in 2012 and was promoted to Portfolio Manager in 2019. He has 18 years of industry experience. Mr. Ballestas is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Mr. Ballestas was Assistant Portfolio Manager and Portfolio Analyst in Investment Operations at RhumbLine. His prior experience includes Client Service Specialist and Hedge Fund Accountant at J.P. Morgan. Mr. Ballestas is a CFA Exam Level II Candidate and has a B.S. in Business Administration from Bryant University.

Andrew Zagarri, CFA®, Portfolio Manager, joined RhumbLine in 2021 as Portfolio Manager with 14 years of industry experience. He is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. His prior experience includes Portfolio Manager (Quantitative Fixed Income) at BNY Mellon Wealth Management; Quantitative Equity Research Analyst and Fixed Income Trader and Analyst at Boston Private Wealth; Bond Trader for Bank of New York Mellon. Mr. Zagarri is a CFA® charterholder and has a B.B.A. in Finance from the University of Massachusetts Amherst.

Catholic Responsible Investments Multi-Style US Equity Fund

Boston Partners Global Investors, Inc. (“Boston Partners”), One Beacon Street, 30th Floor, Boston, Massachusetts, 02108, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Multi-Style US Equity Fund. As of December 31, 2025, Boston Partners had approximately $127 billion in assets under management.

Portfolio Managers:

Mark E. Donovan, CFA, is a Senior Portfolio Manager of the Boston Partners Large Cap Value strategy, a role he has held since the firm’s inception in 1995. During his tenure, he served 11 years as Co-Chief Executive Officer, responsible for strategic and tactical operating decisions affecting the firm. Mr. Donovan was one of the founding partners of the firm, joining from The Boston Company where he was Senior Vice President and an equity portfolio manager. Before this, he spent five years as a consulting associate with Kaplan, Smith & Associates and two years as a securities analyst for Value Line, Inc. For 10 years, Mr. Donovan was a trustee at St. Sebastian’s School where he served on the Investment and Long Range Planning Committees. He holds a B.S. in Management from Rensselaer Polytechnic Institute and the Chartered Financial Analyst® designation. Mr. Donovan began his career in the investment industry in 1981.

David T. Cohen, CFA, is a Portfolio Manager of the Boston Partners Large Cap Value strategy. His experience at the firm includes managing a portion of the Boston Partners Long/Short Research strategy, focusing on security selection within the energy sector as well as the engineering & construction and metals & mining industries. Prior to his current role, Mr. Cohen served as an equity analyst covering these same industries. He has deep experience analyzing and understanding capital-intensive, commodity-oriented businesses. Mr. Cohen joined the firm in June 2016 from Loomis Sayles where he had over eight years of experience as a portfolio manager of its research fund and in running a global energy hedge fund. As an equity analyst, he covered the energy, materials, and industrials sectors. Prior to joining Loomis Sayles, Mr. Cohen was in consultant relations at MFS Investment Management. He earned a B.A. from the University of Michigan and an M.S. in Finance from Brandeis University. He holds the Chartered Financial Analyst® designation. Mr. Cohen began his career in the investment industry in 2004.

Joshua White, CFA, is a Portfolio Manager of the Boston Partners Large Cap Value strategy. His experience at the firm includes managing a portion of the Boston Partners Long/Short Research strategy while covering multiple economic sectors including basic industries, consumer durables, and capital goods. Mr. White was also a portfolio manager of the Boston Partners Global Equity and Boston Partners International Equity strategies and, before that, he was a global generalist providing fundamental research on global equities. He joined the firm in November 2006. Mr. White holds a B.A. in Mathematics from Middlebury College and the Chartered Financial Analyst® designation. He began his career in the investment industry in 2006.

Mar Vista Investment Partners, LLC (“Mar Vista”), 11150 Santa Monica Boulevard, Suite 320, Los Angeles, California 90025, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Multi-Style US Equity Fund. As of December 31, 2025, Mar Vista had approximately $1.12 billion in assets under management.

Portfolio Managers:

Silas Myers, CFA, is a partner and CEO of Mar Vista and has 35 years of investment experience. He serves as a portfolio manager/analyst and is a member of the investment team. Before starting Mar Vista in 2007, Mr. Myers spent seven years as a portfolio manager and analyst at Roxbury Capital Management. He was also an equity analyst and product specialist at Hotchkis and Wiley, where he performed in-depth industry and company analysis. He began his career as a vice president and portfolio manager at Utendahl Capital Management. Mr. Myers has a B.A. in psychology and an M.B.A., both from Harvard University. Mr. Myers is also a Robert A. Toigo Foundation Alumnus.

Brian Massey, CFA, is a partner and President of Mar Vista and has 35 years of investment experience. He serves as a portfolio manager/analyst and is a member of the investment team. Prior to starting Mar Vista in 2007, Mr. Massey spent 10 years as both a portfolio manager and analyst, and was Director of Research at Roxbury Capital Management. Before coming to Roxbury, Mr. Massey was a management consultant in KPMG Peat Marwick’s Corporate Finance and Strategic Consulting group. Mr. Massey has a B.S. in economics from Johns Hopkins University and an M.B.A. from The Anderson School of Management at the University of California, Los Angeles.

Joshua Honeycutt, CFA, is a partner of Mar Vista and has 26 years of investment experience. He serves as a portfolio manager/analyst and is a member of the investment team. Before joining Mar Vista Investment Partners in January 2009, he spent seven years as an analyst at Roxbury Capital Management with a special emphasis in covering consumer discretionary and retail stocks. Mr. Honeycutt was also an analyst with Harvey & Company, covering mergers and acquisitions and an associate in forensic accounting at Tucker Alan. Mr. Honeycutt has a B.S. with distinction in management/finance from Purdue University.

Jeffrey Prestine is a partner of Mar Vista and has 26 years of investment experience. He serves as a portfolio manager/analyst and is a member of the investment team. Before joining Mar Vista Investment Partners in January 2009, he was an analyst covering technology and energy stocks at Roxbury Capital Management. Mr. Prestine joined Roxbury from Seneca Capital Management, where he was a technology and energy analyst for more than five years. He began his career in finance at Prudential Securities as an associate analyst covering enterprise software companies. Prior to entering the investment industry in 1999, Mr. Prestine was a senior consultant with Arthur Anderson Business Consulting. Mr. Prestine earned his undergraduate degree at the University of Colorado at Boulder and has an M.B.A. from the University of Southern California.

T. Rowe Price Associates, Inc. (“T. Rowe Price”), 1307 Point Street, Baltimore, Maryland 21231, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Multi-Style US Equity Fund. As of December 31, 2025, T. Rowe Price had approximately $1.8 trillion in assets under management.

Portfolio Managers:

Ann M. Holcomb, CFA, Vice President, is a director of research, North America, in the U.S. Equity Division. Ms. Holcomb is a member of the Equity Steering Committee, and she is co-portfolio manager of the U.S. Structured Research Equity Strategy. Ms. Holcomb also is co-chair of the Investment Advisory Committee of the U.S. Structured Research Equity Strategy. Ms. Holcomb is a vice president of T. Rowe Price Group, Inc. Ms. Holcomb earned a B.A. in mathematics from Goucher College and an M.S. in finance from Loyola University Maryland. Ms. Holcomb also has earned the Chartered Financial Analyst® designation.

Jason Nogueira, CFA, Vice President, is a director of research for North America within the Equity Division. He is co-portfolio manager of the US Structured Research Equity Strategy, co-chairman of the US Structured Research Equity Strategy’s Investment Advisory Committee, and a member of the portfolio oversight team. Mr. Nogueira also is a member of the Equity Steering Committee. Mr. Nogueira is a vice president of T. Rowe Price Group, Inc. Mr. Nogueira earned an S.B. in mechanical engineering from the Massachusetts Institute of Technology, where he was a member of Phi Beta Kappa, and an M.B.A., with high distinction, from Harvard Business School, where he was designated a Baker Scholar, a Siebel Scholar, and a Ford Scholar. Mr. Nogueira also has earned the Chartered Financial Analyst® designation.

Jason Benjamin Polun, CFA, Vice President, is a director of equity research for North America and the head of M.B.A. recruiting and diversity, equity, and inclusion in the Equity Division. Mr. Polun is chair of the Equity Research Advisory Committee and a member of the Equity Steering Committee. In addition, Mr. Polun is a co-portfolio manager of the US Structured Research Equity Strategy, co-chairman of the US Structured Research Equity Strategy’s Investment Advisory

Committee, and a member of the portfolio oversight team. Mr. Polun is a vice president of T. Rowe Price Group, Inc. Mr. Polun earned a B.S. in business and finance from Mount St. Mary’s College and an M.B.A. in finance and accounting from the University of Pennsylvania, The Wharton School, where he was a Palmer Scholar. Mr. Polun also has earned the Chartered Financial Analyst® designation.

William Blair Investment Management, LLC (“William Blair”), 150 North Riverside Plaza, Chicago, Illinois 60606, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments Multi-Style US Equity Fund. As of December 31, 2025, William Blair had approximately $65.5 billion in assets under management.

Portfolio Managers:

Jim Golan, CFA, Partner, is a portfolio manager on William Blair’s Large Cap Growth strategy and a research analyst covering U.S. large-cap technology stocks. From 2000 until 2005, when he assumed his current role, Mr. Golan was a research analyst focusing on financial, technology, industrial, and resource stocks. Before joining William Blair in 2000, Mr. Golan worked at Citigroup Global Asset Management, where he was a global research team leader for the telecommunications sector and a member of the team that devised valuation metrics for standardizing the analysis of domestic and international companies. Mr. Golan began his career at Kemper Financial as a research analyst covering telecommunications, technology, energy, industrial, food, and beverage companies. Mr. Golan received his B.A. from DePauw University and his M.B.A from Northwestern University’s Kellogg Graduate School of Management. Mr. Golan is a member of the CFA Institute and the CFA Society Chicago.

David Ricci, CFA, Partner, is a portfolio manager on William Blair’s Large Cap Growth strategy, which he joined in 2011. From 2005 to 2018, Mr. Ricci was also a portfolio manager on the Mid Cap Growth strategy. Previously, Mr. Ricci was the group head for the consumer sector, focusing on specialty retail and e-commerce companies, in William Blair’s sell-side research group. Before joining William Blair in 1994, Mr. Ricci gained extensive experience at Procter & Gamble, Melville, and Bain & Company. Mr. Ricci received his Sc.B. from Brown University and his M.B.A. from Harvard Business School. Mr. Ricci is a member of the CFA Institute and the CFA Society Chicago.

Catholic Responsible Investments International Equity Fund

Causeway Capital Management LLC (“Causeway”), 11111 Santa Monica Blvd., 15th Floor, Los Angeles, California 90025, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Equity Fund. As of December 31, 2025, Causeway had approximately $71.64 billion in assets under management.

Portfolio Managers:

Brian Woonhyung Cho joined Causeway in September 2013. From 2011 to 2013, Mr. Cho was a vice president at BofA-ML Equity Research, covering the IT hardware and supply chain sector. From 2007 to 2011, he worked as an associate at Goldman Sachs Equity Research covering the same sector. From 2006 to 2007, he worked as an analyst at Morgan Stanley Equity Research covering the internet and interactive software sector. Prior to that, he worked as an analyst at PA Consulting Group in the financial services practice.

Jonathan Eng joined Causeway in July 2001 as a research associate. He was promoted to portfolio manager in February 2002. From 1997 to July 2001, Mr. Eng was with the Hotchkis and Wiley division of Merrill Lynch Investment Managers, L.P. (“HW-MLIM”) in Los Angeles and London, where he was an equity research associate for the International and Global Value Equity Team.

Joe Gubler joined Causeway as a quantitative research associate in April 2005 and was promoted to portfolio manager in January 2014. From 2002 to April 2005, Mr. Gubler worked as Director of Engineering for the MonsterTRAK division of Monster.com. He was responsible for a cross-functional team that developed, enhanced, and maintained the software that powers the monstertrak.com website. From 1999 to 2002, Mr. Gubler developed database-enabled web applications for a wide range of companies, including the National Academy of Recording Arts and Sciences, the Recording Industry Association of America, Disney, NameSafe.com, and Array Networks.

Harry Hartford co-founded and became president and a portfolio manager of Causeway in June 2001. Prior to that, he was with HW-MLIM since 1996, where he was a managing director, portfolio manager, and co-head of the International and Global Value Equity Team in Los Angeles.

Dr. Arjun Jayaraman joined Causeway in 2006 as a portfolio manager. From 2004 to 2005, Dr. Jayaraman was a portfolio manager for quantitative strategies at PanAgora Asset Management. He was the lead portfolio manager of PanAgora’s non U.S. large cap core equity portfolios and was the co-portfolio manager of its global large cap core equity portfolios. From 2000-2004, Dr. Jayaraman managed similar portfolios at Putnam Investments in addition to working closely with the teams that managed Putnam’s traditional non-U.S. strategies.

Sarah Ketterer co-founded and became chief executive officer and a portfolio manager of Causeway in June 2001. Prior to that, she was with HW-MLIM since 1996, where she was a managing director, portfolio manager, and cohead of the International and Global Value Equity Team in Los Angeles.

MacDuff Kuhnert joined Causeway as a quantitative research associate in July 2001 and was promoted to portfolio manager in March 2007. From 1996 to July 2001, Mr. Kuhnert worked for HW-MLIM as a quantitative research associate, where he created and developed advanced quantitative models used in the international value investment process.

Ellen Lee joined Causeway in August 2007. From 2001 to 2004, Ms. Lee was an associate in the Mergers and Acquisitions division of Credit Suisse First Boston in Seoul, and from 1999 to 2000, she was an analyst in the Mergers and Acquisitions division of Credit Suisse First Boston in Hong Kong.

Conor Muldoon joined Causeway in June 2003 as a research associate and was promoted to portfolio manager in September 2010. From 1995 to June 2003, Mr. Muldoon was an investment consultant for Fidelity Investments where he served as a liaison between institutional clients and investment managers within Fidelity.

Ryan Myers joined Causeway in June 2013. From 2010 to 2012, Mr. Myers served as chief investment officer of Iron Castle Asset Management, an investment partnership focused on mid-cap U.S. equities. From 2007 to 2008, Mr. Myers worked as an analyst at Canyon Partners, where he covered the cable, media, telecom and satellite sectors. From 2005 to 2007, Mr. Myers was an associate for Oaktree Capital Management in the distressed opportunities group. Mr. Myers began his professional career in 2003 as an investment banking analyst at Goldman Sachs in the technology, media and telecom group.

Steven Nguyen joined Causeway in April 2012. From 2006 to 2012, Mr. Nguyen was a Senior Credit Analyst at Bradford & Marzec covering high yield and investment grade companies in the telecommunication services, cable, media, gaming, insurance, and REIT industries. From 2003 to 2006, Mr. Nguyen was a Credit Analyst/Portfolio Manager in the corporate bond department of Allegiance Capital.

Alessandro Valentini joined Causeway in July 2006 as a research associate and was promoted to portfolio manager in April 2013. During the summer of 2005, Mr. Valentini worked as a research analyst at Thornburg Investment Management where he conducted fundamental research for the international value and domestic value funds, focusing on the European telecommunication and Canadian oil sectors. From 2000-2004, Mr. Valentini worked as a financial analyst at Goldman Sachs in the European Equities Research-Sales division in New York.

Principal Global Investors, LLC (“Principal Global”), 801 Grand Avenue, Des Moines, Iowa 50392, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Equity Fund. As of December 31, 2025, Principal Global had approximately $593.88 billion in assets under management.

Portfolio Managers:

Paul H. Blankenhagen, CFA is a portfolio manager for Principal Equities. He is a portfolio manager for the firm’s international and emerging global leaders strategies. He is also active in company research, focusing on the international banking sector. Mr. Blankenhagen joined the firm in 1992 and has been a member of the international equity team since 1995. He became an international equities portfolio manager in 2000 and has managed all country ex-US mandates since 2003 and emerging markets mandates since 2014. Mr. Blankenhagen received an MBA from Drake University and a bachelor’s degree in finance from Iowa State University. Mr. Blankenhagen has earned the right to use the Chartered Financial Analyst designation and is a member of the CFA Institute.

George P. Maris, CFA is Executive Managing Director, Chief Investment Officer, Global Head of Equities, and Portfolio Manager for Principal Asset Management. In this role, he possesses responsibility for the equities platform including managing more than 140 professionals across the firm’s global investment centers. He further serves as lead Portfolio Manager on the firm’s international equity strategies. George joined Principal in 2023. Prior to his current role he served as Head of Equities - Americas at Janus Henderson where he was a member of the firm’s executive committee, and as lead Portfolio Manager on the firm’s international and global alpha equity strategies. Prior to Janus Henderson, George was lead Portfolio Manager of the domestic core, international core, and global equity strategies at Northern Trust Global Investments. He additionally served as Portfolio Manager on Columbia Management Group’s large-cap and mid-cap core domestic equity strategies, and was Portfolio Manager, Equity Analyst and Derivatives Strategist at Putnam Investments. George guest lectured at several universities including the MIT Sloan School of Management, Wake Forest University, and University of Denver. In addition, he previously served on the Executive Advisory Board of the Daniels College of Business at the University of Denver and on the board of the Danielsen Institute at Boston University. He received a Bachelor of Arts in economics from Swarthmore College, Juris Doctor from the University of Illinois, and Master of Business Administration from the University of Chicago. George earned the right to use the Chartered Financial Analyst designation.

Matthew Peron is Managing Director, Deputy Chief Investment Officer and Portfolio Manager for Principal Equities. He is responsible for working closely with senior leaders to provide investment leadership, drive innovation, and advance portfolio outcomes. He is also Co-portfolio Manager for the firm’s international strategies. Matt joined Principal with over three decades of prior experience in asset management, most recently serving as Global Head of Solutions at Janus Henderson Investors and as a member of the strategic leadership team. While at Janus Henderson, he also served as lead portfolio manager on the firm’s research funds. Prior to that, Matt has held senior positions at several asset managers, including Global Head of Equities at Northern Trust Asset Management. Matt received his MBA from the University of Chicago Graduate School of Business and a bachelor’s degree in electrical engineering from Swarthmore College.

WCM Investment Management, LLC (“WCM”), 281 Brooks Street, Laguna Beach, California 92651, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Equity Fund. As of December 31, 2025, WCM had approximately $116.23 billion in assets under management.

Portfolio Managers:

Sanjay Ayer, CFA, Portfolio Manager, Business Analyst, joined WCM in 2007. His primary responsibilities are portfolio management and equity research for WCM’s global, fundamental growth strategies. Since he began his investment career in 2002, Mr. Ayer’s experience includes positions as Equity Analyst at Morningstar, Inc. (Chicago), and at J. & W. Seligman & Co. (New York). Mr. Ayer graduated Phi Beta Kappa from Johns Hopkins University (Maryland) with a B.A. in Economics, and a B.S. in Applied Mathematics.

Paul R. Black, Chief Executive Officer, Portfolio Manager, joined WCM in 1989. His primary responsibility is portfolio management for WCM’s global, fundamental growth strategies. Since the start of his investment career in 1983, Mr. Black’s experience includes positions as Portfolio Manager with Wells Fargo Private Banking Group, and at Bank of America. Mr. Black earned his B.S. in Finance from California State University, San Diego.

Michael B. Trigg, President, Portfolio Manager, joined WCM in 2006. His primary responsibilities are portfolio management and equity research for WCM’s global, fundamental growth strategies. Since he began his investment career in 2000, Mr. Trigg’s experience includes positions as Equity Analyst at Morningstar, Inc. (Chicago) where he produced the Model Growth Portfolio, a live portfolio and newsletter, and as Analyst at the Motley Fool, the online investment service. Mr. Trigg earned his B.S. (with honors) in Finance from Saint Louis University (Missouri).

Jon Tringale, Portfolio Manager, joined WCM in 2015 and has served as Portfolio Manager for WCM since 2022. Since he began his investment career in 2008, Mr. Tringale’s experience includes positions as an Analyst at Wedbush Securities and as a Vice President at Gerson Lehrman Group. Mr. Tringale earned his B.S. (cum laude) in Finance from San Jose State University (California).

Catholic Responsible Investments Small-Cap Fund

RhumbLine Advisers (“RhumbLine”), 265 Franklin Street, 21st Floor, Boston, Massachusetts 02110, serves as investment sub-adviser to the Catholic Responsible Investments Small-Cap Fund. As of December 31, 2025, RhumbLine had approximately $136.4 billion in assets under management.

Portfolio Managers:

Alex Ryer, CFA®, FRM®, CAIA®, Chief Investment Officer, Limited Partner, joined RhumbLine in 2016 as Director of Investments and was promoted to Chief Investment Officer in 2017. Mr. Ryer was also a Senior Portfolio Manager at RhumbLine from 2003-2005. With 26 years of industry experience, Mr. Ryer is a member of the firm’s Investment/Risk and Management Committees. He oversees RhumbLine’s investment team and all aspects of portfolio management and trading and is responsible for managing a range of investment portfolios and servicing clients, product development and thought leadership on industry issues and trends. His prior experience includes Senior Equity Research Analyst (Fundamental Active - Quant Alpha Research) at BlackRock; Senior Portfolio Manager (Fundamental Active & Quant Active) at Northern Trust Global Investments; Senior Portfolio Manager at RhumbLine; and Principal/Senior Portfolio Manager (Global Structured Products - Emerging Markets) at State Street Global Advisors. Mr. Ryer is a CFA® charterholder, Certified FRM®, Chartered Alternative Investment Analyst and has an M.B.A. from the University of New Hampshire and B.S. in Electrical Engineering from Bucknell University.

Julie Carman Lee, Senior Portfolio Manager, Limited Partner, joined RhumbLine in 2000 and has served as Portfolio Manager since 2001. She has 29 years of industry experience. Ms. Lee is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Ms. Lee was a Portfolio Analyst at RhumbLine. Her prior experience includes Senior Account Administrator at Investors Bank & Trust. Ms. Lee has a Fixed Income Certificate from ICMA Executive Education.

Jeff Kusmierz, Senior Portfolio Manager, Limited Partner, joined RhumbLine in 2005 and has served as Portfolio Manager since 2007. He has 20 years of industry experience. Mr. Kusmierz is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Mr. Kusmierz was an Investment Intern at RhumbLine. Mr. Kusmierz has an M.B.A. and B.S., cum laude, in Finance from Bentley University.

Antonio J. Ballestas, Portfolio Manager, joined RhumbLine in 2012 and was promoted to Portfolio Manager in 2019. He has 18 years of industry experience. Mr. Ballestas is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. Previously, Mr. Ballestas was Assistant

Portfolio Manager and Portfolio Analyst in Investment Operations at RhumbLine. His prior experience includes Client Service Specialist and Hedge Fund Accountant at J.P. Morgan. Mr. Ballestas is a CFA Exam Level II Candidate and has a B.S. in Business Administration from Bryant University.

Andrew Zagarri, CFA®, Portfolio Manager, joined RhumbLine in 2021 as Portfolio Manager with 14 years of industry experience. He is a member of the firm’s Investment/Risk Committee and is responsible for managing and trading RhumbLine’s client portfolios. His prior experience includes Portfolio Manager (Quantitative Fixed Income) at BNY Mellon Wealth Management; Quantitative Equity Research Analyst and Fixed Income Trader and Analyst at Boston Private Wealth; Bond Trader for Bank of New York Mellon. Mr. Zagarri is a CFA® charterholder and has a B.B.A. in Finance from the University of Massachusetts Amherst.

Catholic Responsible Investments International Small-Cap Fund

Allspring Global Investments, LLC (“Allspring Investments”), 1415 Vantage Park Drive, 3rd Floor, Charlotte, North Carolina 28203, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Small-Cap Fund. As of December 31, 2025, Allspring Investments had approximately $469.76 billion in assets under management.

Portfolio Managers:

James Tringas, CFA, is a senior portfolio manager and co-head of the Special Global Equity team at Allspring Investments. Mr. Tringas joined Allspring Investments from its predecessor, Wells Fargo Asset Management (“WFAM”). Mr. Tringas joined WFAM from Evergreen Investments, where he began his investment industry career in 1994, which includes serving as a portfolio manager with Wachovia Asset Management Group. Prior to this, Mr. Tringas served as a senior consultant in the Personal Financial Group of Ernst & Young. Mr. Tringas earned a bachelor’s degree and a master’s degree in accounting from the University of Florida. Mr. Tringas has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Society Boston.

Stephen Giggie, CFA, is a co-portfolio manager for the Special Global Equity team at Allspring Investments. Mr. Giggie joined Allspring Investments from its predecessor, WFAM. Mr. Giggie joined WFAM from Evergreen Investments, where he was a product manager. Mr. Giggie began his investment industry career as a portfolio verification analyst for MFS Investment Management. Mr. Giggie earned a bachelor’s degree in business administration with an emphasis in finance from Suffolk University, graduating magna cum laude. Mr. Giggie has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Society Boston.

Oleg Makhorine, is a co-portfolio manager for the Special Global Equity and Precious Metals teams at Allspring Investments. Mr. Makhorine joined Allspring Investments from its predecessor, WFAM. Prior to his current role, Mr. Makhorine served as a senior research analyst for the Berkeley Street International Equity team, having joined WFAM from the Evergreen merger. Before that, Mr. Makhorine served as partner and portfolio manager with Sphynx Funds and as an international equities analyst with Mackenzie Investment Management. Earlier, Mr. Makhorine was a financial analyst and emerging markets analyst with L.E. Holdings. Mr. Makhorine earned a bachelor’s degree in finance from the International Business Academy and a master’s degree in finance from Florida International University. He is a member of CFA Society Miami.

Bryant VanCronkhite, CFA, CFP, is a senior portfolio manager and co-head of the Special Global Equity team at Allspring Investments. Mr. VanCronkhite joined Allspring Investments from its predecessor, WFAM. Prior to this, Mr. VanCronkhite was a senior research analyst on the team, which he joined in 2004 before the acquisition of Strong Capital Management. Earlier, Mr. VanCronkhite was a mutual fund accountant for Strong. Mr. VanCronkhite began his investment industry career in 2003. Mr. VanCronkhite earned a bachelor’s degree and a master’s degree in professional accountancy from the University of Wisconsin, Whitewater, and is a certified public accountant. Mr. VanCronkhite has earned the right to use the Chartered Financial Analyst® (CFA®) designation and is a member of CFA Society Milwaukee and the AICPA.

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza New York, New York 10112, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Small-Cap Fund. As of December 31, 2025, Lazard had approximately $205.3 billion in assets under management.

Portfolio Managers:

Paul Moghtader, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Moghtader has been with Lazard since 2007.

Taras Ivanenko, Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Ivanenko has been with Lazard since 2007.

Peter Kashanek, Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Kashanek has been with Lazard since 2007.

Ciprian Marin, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Marin has been with Lazard since 2008.

Craig Scholl, Director, is a Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Scholl has been with Lazard since 2007.

Susanne Willumsen, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Ms. Willumsen has been with Lazard since 2008.

Alex Lai, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Lai has been with Lazard since 2008.

Kurt Livermore, Managing Director, is Portfolio Manager/Analyst on various of Lazard’s Global Advantage portfolio management teams. Mr. Livermore has been with Lazard since 2023. Prior to joining Lazard, Mr. Livermore served as Senior Vice President and Portfolio Manager at Acadian Asset Management from 2015 to 2023.

Parametric Portfolio Associates LLC (“Parametric”), 800 Fifth Avenue, Suite 2800, Seattle, Washington 98104, serves as investment sub-adviser to a portion of the assets of the Catholic Responsible Investments International Small-Cap Fund. As of December 31, 2025, Parametric had approximately $84.8 billion in assets under management.

Portfolio Managers:

Richard Fong, CFA, Managing Director, Investment Strategy, leads the investment team responsible for implementation and enhancement of Parametric’s Overlay Services Strategy. Mr. Fong joined Parametric in 2010, and has extensive experience in designing and managing policy-driven overlay portfolios for institutional investors across a variety of applications, including rebalancing and completion strategies, options-based risk management programs, and liability-driven investing. Mr. Fong has a BA in Financial Economics from Gustavus Adolphus College and is a member of the CFA Society of Minnesota.

Zach Olsen, CFA, Senior Portfolio Manager, is responsible for designing and implementing overlay programs. Mr. Olsen joined Parametric in 2017 and has extensive experience in designing and managing policy-driven overlay portfolios for institutional investors across a variety of applications, including rebalancing and completion strategies. Mr. Olsen has a BBA in finance from the University of Wisconsin-Madison and is a member of the CFA Society of Minnesota.

The SAI provides additional information about the portfolio managers’ compensation, other accounts managed, and ownership, if any, of Fund shares.

Purchasing, Selling and Exchanging Fund Shares

This section tells you how to purchase, sell (sometimes called “redeem”) and exchange Investor Shares and Institutional Shares of the Funds.

For information regarding the federal income tax consequences of transactions in shares of the Funds, including information about cost basis reporting, see “Taxes.”

How to Choose a Share Class

The Funds offer the following classes of shares to investors:

●	Catholic Responsible Investments Magnus 45/55 Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Magnus 60/40 Beta Plus Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Magnus 75/25 Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Ultra Short Bond Fund: Institutional Shares;

●	Catholic Responsible Investments Short Duration Bond Fund: Institutional Shares;

●	Catholic Responsible Investments Opportunistic Bond Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Bond Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Equity Index Fund: Institutional Shares;

●	Catholic Responsible Investments Multi-Style US Equity Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments International Equity Fund: Investor Shares and Institutional Shares;

●	Catholic Responsible Investments Small-Cap Fund: Institutional Shares; and

●	Catholic Responsible Investments International Small-Cap Fund: Institutional Shares.

Each share class has its own investment minimums, cost structure and other features. The following summarizes the primary features of Investor Shares and Institutional Shares. Contact your financial intermediary or the Funds for more information about the Funds’ share classes and how to choose between them.

Class Name	Investment Minimum	Features
Investor Shares	Initial – $5,000	Shareholder Servicing Fee – 0.15%
Institutional Shares

Initial:

● $5,000 (Catholic Responsible Investments Ultra Short Bond Fund and Catholic Responsible Investments Short Duration Bond Fund)

● $1,000,000 (Catholic Responsible Investments International Small-Cap Fund)

● $3,000,000 (Catholic Responsible Investments Equity Index Fund and Catholic Responsible Investments Small-Cap Fund)

● $5,000,000 (Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Multi-Style US Equity Fund and Catholic Responsible Investments International Equity Fund,)

● $15,000,000 (Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund)

Shareholder Servicing Fee – None

Investor Shares and Institutional Shares are offered to investors who purchase shares directly from the Funds or through certain financial intermediaries such as financial planners, investment advisors, broker-dealers or other financial institutions. An investor may be eligible to purchase more than one share class. However, if you purchase shares through a financial intermediary, you may only purchase that class of shares which your financial intermediary sells or services on the platform or program of the intermediary through which you own shares. Your financial intermediary can tell you which class of shares is available through your platform or program.

Each Fund reserves the right to change the criteria for eligible investors and accept investments of smaller amounts in its sole discretion.

How to Purchase Fund Shares

Shares can be purchased directly from the Funds or through financial intermediaries.

To purchase shares directly from the Funds through their transfer agent, complete and send in the application. If you need an application or have questions, please call 866-348-6466.

All investments must be made by check, Automated Clearing House (“ACH”), or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Funds do not accept purchases made by third-party checks, credit cards, credit card checks, cash, traveler’s checks, money orders or cashier’s checks.

If you purchase shares directly from the Funds, you will receive a confirmation of each transaction and monthly statements detailing Fund balances and all transactions completed during the prior month. Automatic reinvestments of distributions may be confirmed only by monthly statement. You should verify the accuracy of all transactions in your account as soon as you receive your confirmations and monthly statements.

The Funds reserve the right to reject any specific purchase order, including exchange purchases, for any reason. The Funds are not intended for short-term trading by shareholders in response to short-term market fluctuations. For more information about the Funds’ policy on short-term trading, see “Excessive Trading Policies and Procedures.”

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence. Please contact the Funds for more information.

By Mail

You can open an account with the Funds by sending a check and your account application to the address below. You can add to an existing account by sending the Funds a check and, if possible, the “Invest by Mail” stub that accompanies your confirmation statement. Be sure your check identifies clearly your name, your account number, the Fund name and the share class.

Regular Mail Address

Catholic Responsible Investments Funds
P.O. Box 588
Portland, ME 04112

Express Mail Address

Catholic Responsible Investments Funds
c/o Atlantic Shareholder Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of purchase orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives and accepts the order in good order at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Wire

To open an account by wire, call 866-348-6466 for details. To add to an existing account by wire, wire your money using the wiring instructions set forth below (be sure to include the Fund name, the share class and your account number). The share price used to fill the purchase order is the next price calculated by a Fund after the Funds’ transfer agent receives and accepts the wire in good order.

Wiring Instructions

UMB Bank NA
Kansas City, MO
ABA # 101000695
Atlantic Shareholder Services, LLC FBO Catholic Responsible Investments Funds
Account # 9872584635
FFC (Account Number)
FFC (Account Name)

By Systematic Investment Plan (via ACH)

You may not open an account via ACH. However, once you have established an account, you can set up a Systematic Investment Plan (via ACH) by mailing a completed application to the Funds. These purchases can be made monthly in amounts of at least $1,000. To cancel or change a plan, write to the Funds at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101). Please allow up to 15 days to create the plan and 3 days to cancel or change it.

Purchases In-Kind

Subject to the approval of the Funds, an investor may purchase shares of a Fund with liquid securities and other assets that are eligible for purchase by the Fund (consistent with the Fund’s investment policies and restrictions) and that have a value that is readily ascertainable in accordance with the valuation procedures used by the Funds. These transactions will be effected only if the Adviser deems the security to be an appropriate investment for the Fund. Assets purchased by a Fund in such transactions will be valued in accordance with the valuation procedures used by the Funds. The Funds reserve the right to amend or terminate this practice at any time.

Minimum Purchases

To purchase Institutional or Investor Shares of a Fund for the first time, you must generally invest at least the minimums presented below. There is no minimum amount for subsequent investments.

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments Magnus 45/55 Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	$5,000	$15,000,000
Catholic Responsible Investments Magnus 75/25 Fund	$5,000	$15,000,000
Catholic Responsible Investments Ultra Short Bond Fund	N/A	$5,000
Catholic Responsible Investments Short Duration Bond Fund	N/A	$5,000
Catholic Responsible Investments Opportunistic Bond Fund	$5,000	$5,000,000
Catholic Responsible Investments Bond Fund	$5,000	$5,000,000
Catholic Responsible Investments Equity Index Fund	N/A	$3,000,000
Catholic Responsible Investments Multi-Style US Equity Fund	$5,000	$5,000,000
Catholic Responsible Investments International Equity Fund	$5,000	$5,000,000

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments Small-Cap Fund	N/A	$3,000,000
Catholic Responsible Investments International Small-Cap Fund	N/A	$1,000,000

Each Fund reserves the right to waive the minimum investment amounts in its sole discretion. In addition, the minimum investment amount for Institutional Shares may be waived for investments by funds managed by the Adviser.

Fund Codes

The Funds’ reference information, which is listed below, will be helpful to you when you contact a Fund to purchase or exchange shares, check daily NAV, or obtain additional information.

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
Catholic Responsible Investments Magnus 45/55 Fund	Investor Shares Institutional Shares	CMNVX CMNSX	14919E100 14919E209	250-100 250-101
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund	Investor Shares Institutional Shares	CMMVX CMMSX	14919E308 14919E407	250-110 250-111
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund	Investor Shares Institutional Shares	CMPVX CMPSX	14919E506 14919E605	250-105 250-106
Catholic Responsible Investments Magnus 75/25 Fund	Investor Shares Institutional Shares	CMUVX CMUSX	14919E704 14919E803	250-115 250-116
Catholic Responsible Investments Ultra Short Bond Fund	Institutional Shares	CRHSX	14919E886	250-1
Catholic Responsible Investments Short Duration Bond Fund	Institutional Shares	CRDSX	14919E878	250-15
Catholic Responsible Investments Opportunistic Bond Fund	Investor Shares Institutional Shares	CROVX CROSX	14919E860 14919E852	250-18 250-19
Catholic Responsible Investments Bond Fund	Investor Shares Institutional Shares	CRBVX CRBSX	14919E837 14919E845	250-16 250-17

Fund Name	Share Class	Ticker Symbol	CUSIP	Fund Code
Catholic Responsible Investments Equity Index Fund	Institutional Shares	CRQSX	14919E829	250-36
Catholic Responsible Investments Multi-Style US Equity Fund	Investor Shares Institutional Shares	CRTVX CRTSX	14919E811 14919E795	250-45 250-46
Catholic Responsible Investments International Equity Fund	Investor Shares Institutional Shares	CRLVX CRLSX	14919E787 14919E779	250-34 250-35
Catholic Responsible Investments Small-Cap Fund	Institutional Shares	CRSSX	14919E761	250-42
Catholic Responsible Investments International Small-Cap Fund	Institutional Shares	CRNSX	14919E753	250-28

General Information

You may purchase shares on any day that the NYSE is open for business (a “Business Day”). Shares cannot be purchased by Federal Reserve wire on days that either the NYSE or the Federal Reserve is closed.

A Fund’s price per share will be the NAV per share next determined after the Fund or an authorized institution (as defined below) receives and accepts your purchase order in good order. “Good order” means that the Fund was provided with a complete and signed account application, including the investor’s social security number or tax identification number and other identification required by law or regulation, as well as sufficient purchase proceeds. Purchase orders that are not in good order cannot be accepted and processed even if money to purchase shares has been submitted by wire, check or ACH.

Each Fund calculates its NAV once each Business Day as of the close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). To receive the current Business Day’s NAV, a Fund or an authorized institution must receive and accept your purchase order in good order before the close of normal trading on the NYSE. If your purchase order is not received and accepted in good order before the close of normal trading on the NYSE, you will receive the NAV calculated on the subsequent Business Day on which your order is received and accepted in good order. If the NYSE closes early, as in the case of scheduled half-day trading or unscheduled suspensions of trading, a Fund reserves the right to calculate NAV as of the earlier closing time. A Fund will not accept orders that request a particular day or price for the transaction or any other special conditions. Shares will only be priced on Business Days. Since securities that are traded on foreign exchanges may trade on days that are not Business Days, the value of a Fund’s assets may change on days when you are unable to purchase or redeem shares.

Buying or Selling Shares through a Financial Intermediary

In addition to being able to buy and sell Fund shares directly from the Funds through their transfer agent, you may also buy or sell shares of a Fund through accounts with financial intermediaries, such as brokers and other institutions that are authorized to place trades in Fund shares for their customers. When you purchase or sell Fund shares through a financial intermediary (rather than directly from a Fund), you may have to transmit your purchase and sale requests to the financial intermediary at an earlier time for your transaction to become effective that day. This allows the financial intermediary time to process your requests and transmit them to the Fund prior to the time the Fund calculates its NAV that day. Your financial intermediary is responsible for transmitting all purchase and redemption requests, investment information, documentation and money to a Fund on time. If your financial intermediary fails to do so, it may be responsible for any resulting fees or losses. Unless your financial intermediary is an authorized institution, orders transmitted by the financial intermediary and received by a Fund after the time NAV is calculated for a particular day will receive the following day’s NAV.

Certain financial intermediaries, including certain broker-dealers and shareholder organizations, are authorized to act as agent on behalf of the Funds with respect to the receipt of purchase and redemption orders for Fund shares (“authorized institutions”). Authorized institutions are also authorized to designate other intermediaries to receive purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized institution or, if applicable, an authorized institution’s designee, receives the order. Orders will be priced at a Fund’s NAV next computed after they are received by an authorized institution or an authorized institution’s designee. To determine whether your financial intermediary is an authorized institution or an authorized institution’s designee such that it may act as agent on behalf of a Fund with respect to purchase and redemption orders for Fund shares, you should contact your financial intermediary directly.

If you deal directly with a financial intermediary, you will have to follow its procedures for transacting with a Fund. Your financial intermediary may charge a fee for your purchase and/or redemption transactions. For more information about how to purchase or sell Fund shares through a financial intermediary, you should contact your financial intermediary directly.

How the Funds Calculate NAV

The NAV of a class of a Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets attributable to the class, less any liabilities attributable to the class, by the total number of shares outstanding of the class.

In calculating NAV, each Fund generally values its investment portfolio at market price. If market prices are not readily available or they are unreliable, such as in the case of a security value that has been materially affected by events occurring after the relevant market closes, securities are valued at fair value. The Board has designated the Adviser as the Funds’ valuation designee to make all fair value determinations with respect to the Funds’ portfolio investments, subject to the Board’s oversight. The Adviser has adopted and implemented policies and procedures to be followed when making fair value determinations, and it has established a Valuation Committee through which the Adviser makes fair value determinations. The Adviser’s determination of a security’s fair value price often involves the consideration of a number of subjective factors, and is therefore subject to the unavoidable risk that the value that is assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation for the security was readily available. The respective prospectuses for the open-end investment companies in which a Fund invests explain the circumstances in which the advisers to those investment companies will use fair value pricing and the effect of fair value pricing.

There may be limited circumstances in which the Adviser would price securities at fair value for stocks of U.S. companies that are traded on U.S. exchanges – for example, if the exchange on which a portfolio security is principally traded closed early or if trading in a particular security was halted during the day and did not resume prior to the time a Fund calculated its NAV.

With respect to non-U.S. securities held by a Fund, the Adviser may take factors influencing specific markets or issuers into consideration in determining the fair value of a non-U.S. security. Foreign securities markets may be open on days when the U.S. markets are closed. In such cases, the value of any foreign securities owned by a Fund may be significantly affected on days when investors cannot buy or sell shares. In addition, due to the difference in times between the close of the foreign markets and the time as of which a Fund prices its shares, the value the Adviser assigns to securities may not be the same as the quoted or published prices of those securities on their primary markets or exchanges. In determining fair value prices, the Adviser may consider the performance of securities on their primary exchanges, foreign currency appreciation/depreciation, securities market movements in the United States, or other relevant information related to the securities.

When valuing fixed income securities with remaining maturities of more than 60 days, the Adviser may use the value of the security provided by pricing services. The values provided by a pricing service may be based upon market quotations for the same security, securities expected to trade in a similar manner or a pricing matrix. When valuing fixed income securities with remaining maturities of 60 days or less, the Adviser may use the security’s amortized cost. Amortized cost and the use of a pricing matrix in valuing fixed income securities are forms of fair value pricing.

Redeemable securities issued by open-end investment companies are valued at the investment company’s applicable NAV.

Other assets for which market quotations are not readily available will be valued at their fair value as determined in good faith by the Adviser, subject to Board oversight.

How to Sell Your Fund Shares

If you own your shares directly, you may sell your shares on any Business Day by contacting the Funds directly by mail or telephone at 866-348-6466.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services in addition to the fees charged by the Funds.

If you would like to have your redemption proceeds, including proceeds generated as a result of closing your account, sent to a third party or an address other than your own, please notify the Funds in writing.

To protect you and the Funds against fraud, signatures on certain requests must have a Medallion Signature Guarantee. A Medallion Signature Guarantee verifies the authenticity of your signature. You may obtain a Medallion Signature Guarantee from most banking institutions or securities brokers but not from a notary public. Written instructions signed by all registered shareholders with a Medallion Signature Guarantee for each shareholder are required for any of the following:

●	written requests to redeem $100,000 or more;

●	changes to a shareholder’s record name or account registration;

●	paying redemption proceeds from an account for which the address has changed within the last 30 days;

●	sending redemption and distribution proceeds to any person, address or financial institution account not on record;

●	sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account; and

●	adding or changing ACH or wire instructions, the telephone redemption or exchange option or any other election in connection with your account.

The transfer agent reserves the right to require Medallion Signature Guarantees on all redemptions.

Accounts held by a corporation, trust, fiduciary or partnership, may require additional documentation along with a signature guaranteed letter of instruction. The Funds participate in the Paperless Legal Program

(the “Program”), which eliminates the need for accompanying paper documentation on legal securities transfers. Requests received with a Medallion Signature Guarantee will be reviewed for the proper criteria to meet the guidelines of the Program and may not require additional documentation. Please contact Shareholder Services at 866-348-6466 for more information.

The sale price of each share will be the NAV next determined after a Fund (or an authorized institution) receives and accepts your request in good order.

By Mail

To redeem shares by mail, please send a letter to the Funds signed by all registered parties on the account specifying:

●	The Fund name;

●	The share class;

●	The account number;

●	The dollar amount or number of shares you wish to redeem;

●	The account name(s); and

●	The address to which redemption (sale) proceeds should be sent.

All registered shareholders must sign the letter in the exact name(s) and must designate any special capacity in which they are registered.

Regular Mail Address

Catholic Responsible Investments Funds
P.O. Box 588
Portland, ME 04112

Express Mail Address

Catholic Responsible Investments Funds
c/o Atlantic Shareholder Services, LLC
Three Canal Plaza, Ground Floor
Portland, ME 04101

The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services of sell orders does not constitute receipt by the Funds’ transfer agent. The share price used to fill the sell order is the next price calculated by a Fund after the Funds’ transfer agent receives and accepts the order in good order at the P.O. Box provided for regular mail delivery or the office address provided for express mail delivery.

By Telephone

To redeem shares by telephone, you must first establish the telephone redemption privilege (and, if desired, the wire and/or ACH redemption privilege) by completing the appropriate sections of the account application. Call 866-348-6466 to redeem your shares. Based on your instructions, the Funds will mail your proceeds to you, or send them to your bank via wire or ACH.

By Systematic Withdrawal Plan (via ACH)

If your account balance is at least $50,000, you may transfer as little as $1,000 per month from your account to another financial institution through a Systematic Withdrawal Plan (via ACH). To participate in this service, you must complete the appropriate sections of the account application and mail it to the Funds.

Receiving Your Money

Normally, a Fund will send your sale proceeds within one Business Day after it receives your redemption request. A Fund, however, may take up to seven days to pay redemption proceeds. Your proceeds can be wired to your bank account (may be subject to a $10 fee), sent to you by check or sent via ACH to your bank account if you have established banking instructions with a Fund. If you are selling shares that were recently purchased by check or through ACH, redemption proceeds may not be available until your check has cleared or the ACH transaction has been completed (which may take up to 15 days from your date of purchase).

A Fund typically expects to sell portfolio assets and/or hold cash or cash equivalents to meet redemption requests. On a less regular basis, a Fund may also meet redemption requests by using short-term borrowings from its custodian and/or redeeming shares in-kind (as described below). These methods may be used during both normal and stressed market conditions.

Redemptions In-Kind

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise and for the protection of the Funds’ remaining shareholders, the Funds might pay all or part of your redemption proceeds in securities with a market value equal to the redemption price (redemption in-kind). If your shares were redeemed in-kind, you would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption. In addition, you would continue to be subject to the risks of any market fluctuation in the value of the securities you receive in-kind until they are sold.

Involuntary Redemptions of Your Shares

If your account balance drops below $1,000 for Investor Shares or $10,000 for Institutional Shares, because of redemptions, you may be required to sell your shares. The Funds generally will provide you at least 30 days’ written notice to give you time to add to your account and avoid the involuntary redemption of your shares. Each Fund reserves the right to waive the minimum account value requirement in its sole discretion. If your Fund shares are redeemed for this reason within 30 days of their purchase, the redemption fee will not be applied.

Suspension of Your Right to Sell Your Shares

The Funds may suspend your right to sell your shares or delay payment of redemption proceeds for more than seven days during times when the NYSE is closed, other than during customary weekends or holidays, or as otherwise permitted by the SEC. More information about this is in the SAI.

How to Exchange Your Fund Shares

At no charge, you may exchange Investor Shares or Institutional Shares, respectively, of one Fund for Investor Shares or Institutional Shares, respectively, of another Fund by writing to or calling the Funds. Exchanges are subject to the minimum investment requirements and the fees and expenses of the Fund you exchange into. You may only exchange shares between accounts with identical registrations (i.e., the same names and addresses).

The exchange privilege is not intended as a vehicle for short-term or excessive trading. A Fund may suspend or terminate your exchange privilege if you engage in a pattern of exchanges that is excessive, as determined in the sole discretion of the Funds. For more information about the Funds’ policy on excessive trading, see “Excessive Trading Policies and Procedures.”

At no charge, you or your financial intermediary may also convert one class of shares of a Fund directly to another class of shares of the same Fund, by writing to or calling the Fund, subject to the minimum investment requirements and the fees and expenses of the share class of the Fund you convert into. A conversion between share classes of a Fund is generally not a taxable event.

You may only exchange or convert shares between accounts with identical registrations (i.e., the same names and addresses). If you purchase shares through a financial intermediary, you may only exchange or convert into a Fund or share class which your financial intermediary sells or services. Your financial intermediary can tell you which share classes are available through your platform or program.

Telephone Transactions

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions they reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss.

Payments to Financial Intermediaries

The Funds and/or the Adviser may compensate financial intermediaries for providing a variety of services to the Funds and/or their shareholders. Financial intermediaries include affiliated or unaffiliated brokers, dealers, banks (including bank trust departments), trust companies, registered investment advisers, financial planners, retirement plan administrators, insurance companies, and any other institution having a service, administration, or any similar arrangement with the Funds, their service providers or their respective affiliates. This section briefly describes how financial intermediaries may be paid for providing these services. For more information, please see “Payments to Financial Intermediaries” in the SAI.

Shareholder Servicing Plan

Each Fund has adopted a shareholder servicing plan that provides that the Fund may pay financial intermediaries for shareholder services in an annual amount not to exceed 0.15% based on the average daily net assets of the Fund’s Investor Shares. The services for which financial intermediaries are compensated may include record-keeping, transaction processing for shareholders’ accounts and other shareholder services.

Payments by the Adviser

From time to time, the Adviser and/or its affiliates, in their discretion, may make payments to certain affiliated or unaffiliated financial intermediaries to compensate them for the costs associated with distribution, marketing, administration and shareholder servicing support for the Funds. These payments are sometimes characterized as “revenue sharing” payments and are made out of the Adviser’s and/or its affiliates’ own legitimate profits or other resources, and may be in addition to any payments made to financial intermediaries by the Funds. A financial intermediary may provide these services with respect to Fund shares sold or held through programs such as retirement plans, qualified tuition programs, fund supermarkets, fee-based advisory or wrap fee programs, bank trust programs, and insurance (e.g., individual or group annuity) programs. In addition, financial intermediaries may receive payments for making shares of the Funds available to their customers or registered representatives, including providing the Funds with “shelf space,” placing them on a preferred or recommended fund list, or promoting the Funds in certain sales programs that are sponsored by financial intermediaries. To the extent permitted by SEC and Financial Industry Regulatory Authority (“FINRA”) rules and other applicable laws and regulations, the Adviser and/or its affiliates may pay or allow other promotional incentives or payments to financial intermediaries.

The level of payments made by the Adviser and/or its affiliates to individual financial intermediaries varies in any given year and may be negotiated on the basis of sales of Fund shares, the amount of Fund assets serviced by the financial intermediary or the quality of the financial intermediary’s relationship with the Adviser and/or its affiliates. These payments may be more or less than the payments received by the financial intermediaries from other mutual funds and may influence a financial intermediary to favor the sales of certain funds or share classes over others. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Because such payments are not made by the Funds, they will not change the NAV or price of a Fund’s shares. Please contact your financial intermediary for information about any payments it may receive in connection with the sale of Fund shares or the provision of services to Fund shareholders.

In addition to these payments, your financial intermediary may charge you account fees, commissions or transaction fees for buying or redeeming shares of the Funds, or other fees for servicing your account. Your financial intermediary should provide a schedule of its fees and services to you upon request.

Other Policies

Excessive Trading Policies and Procedures

The Funds are intended for long-term investment purposes only and discourage shareholders from engaging in “market timing” or other types of excessive short-term trading. This frequent trading into and out of a Fund may present risks to the Fund’s long-term shareholders and could adversely affect shareholder returns. The risks posed by frequent trading include interfering with the efficient implementation of a Fund’s investment strategies, triggering the recognition of taxable gains and losses on the sale of Fund investments, requiring a Fund to maintain higher cash balances to meet redemption requests and experiencing increased transaction costs.

In addition, because certain Funds may invest in foreign securities traded primarily on markets that close prior to the time a Fund determines its NAV, the risks posed by frequent trading may have a greater potential to dilute the value of Fund shares held by long-term shareholders than funds investing exclusively in U.S. securities. In instances where a significant event that affects the value of one or more foreign securities held by a Fund takes place after the close of the primary foreign market, but before the time that the Fund determines its NAV, certain investors may seek to take advantage of the fact that there will be a delay in the adjustment of the market price for a security caused by this event until the foreign market reopens (sometimes referred to as “price” or “time zone” arbitrage).

Shareholders who attempt this type of arbitrage may dilute the value of a Fund’s shares if the prices of the Fund’s foreign securities do not reflect their fair value. Although the Adviser has procedures designed to determine the fair value of foreign securities for purposes of calculating the Funds’ NAV when such an event has occurred, fair value pricing, because it involves judgments which are inherently subjective, may not always eliminate the risk of price arbitrage.

In addition, Funds that invest in small- and mid-cap securities, which often trade in lower volumes and may be less liquid, may be more susceptible to the risks posed by frequent trading because frequent transactions in the Funds’ shares may have a greater impact on the market prices of these types of securities.

The Funds’ service providers will take steps reasonably designed to detect and deter frequent trading by shareholders pursuant to the Funds’ policies and procedures described in this prospectus and approved by the Board. For purposes of applying these policies, the Funds’ service providers may consider the trading history of accounts under common ownership or control. The Funds’ policies and procedures include:

●

Shareholders are restricted from making more than one (1) “round trip,” including exchanges, into or out of a Fund within any thirty (30) calendar day period. The Funds define a “round trip” as a purchase or exchange into a Fund by a shareholder, followed by a subsequent redemption out of the Fund, of an amount the Adviser reasonably believes would be harmful or disruptive to the Fund.

●

A redemption fee of 2.00% of the value of the shares sold will be imposed on shares of the Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund redeemed within 30 days or less after their date of purchase (subject to certain exceptions as discussed below in “Redemption Fees”).

●

Each Fund reserves the right to reject any purchase or exchange request by any investor or group of investors for any reason without prior notice, including, in particular, if the Fund or the Adviser reasonably believes that the trading activity would be harmful or disruptive to the Fund.

The Funds’ and/or their service providers seek to apply these policies to the best of their abilities uniformly and in a manner they believe is consistent with the interests of the Funds’ long-term shareholders. The Funds do not knowingly accommodate frequent purchases and redemptions by Fund shareholders. Although these policies are designed to deter frequent trading, none of these measures alone nor all of them taken together eliminate the possibility that frequent trading in a Fund will occur. Investments by funds managed by the Adviser and systematic purchases and redemptions are exempt from these policies.

Financial intermediaries (such as investment advisers and broker-dealers) often establish omnibus accounts in the Funds for their customers through which transactions are placed. The Funds have entered into “information sharing agreements” with these financial intermediaries, which permit the Funds to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Funds. If the Funds or their service providers identify omnibus account level trading patterns that have the potential to be detrimental to the Funds, the Funds or their service providers may, in their sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon a review of that information, if the Funds or their service providers determine that the trading activity of any customer may be detrimental to the Funds, they may, in their sole discretion, request the financial intermediary to restrict or limit further trading in the Funds by that customer. If the Funds are not satisfied that the intermediary has taken appropriate action, the Funds may terminate the intermediary’s ability to transact in Fund shares. When information regarding transactions in the Funds’ shares is requested by the Funds and such information is in the possession of a person that is itself a financial intermediary to a financial intermediary (an “indirect intermediary”), any financial intermediary with whom the Funds have an information sharing agreement is obligated to obtain transaction information from the indirect intermediary or, if directed by the Funds, to restrict or prohibit the indirect intermediary from purchasing shares of the Funds on behalf of other persons.

The Funds and their service providers will use reasonable efforts to work with financial intermediaries to identify excessive short-term trading in omnibus accounts that may be detrimental to the Funds. However, there can be no assurance that the monitoring of omnibus account level trading will enable the Funds to identify or prevent all such trading by a financial intermediary’s customers. Please contact your financial intermediary for more information.

Redemption Fee

In an effort to discourage short-term trading and defray costs incurred by shareholders as a result of short-term trading, each of the Catholic Responsible Investments Opportunistic Bond Fund, Catholic Responsible Investments Bond Fund, Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund charges a 2.00% redemption fee on redemptions of shares that have been held for less than 30 days. The redemption fee is deducted from a Fund’s sale proceeds and cannot be paid separately, and any proceeds of the fee are credited to the assets of the Fund from which the redemption was made. The fee does not apply to shares purchased with reinvested dividends or distributions. In determining how long shares of a Fund have been held, the Fund assumes that shares held by the investor the longest period of time will be sold first.

The redemption fee is applicable to Fund shares purchased either directly from a Fund or through a financial intermediary, such as a broker-dealer. Transactions through financial intermediaries typically are placed with the Fund on an omnibus basis and include both purchase and sale transactions placed on behalf of multiple investors. The Funds request that financial intermediaries assess the redemption fee on customer accounts and collect and remit the proceeds to the Funds. However, the Funds recognize that due to operational and systems limitations, intermediaries’ methods for tracking and calculating the fee may be inadequate or differ in some respects from the Funds’. Therefore, to the extent that financial intermediaries are unable to collect the redemption fee, a Fund may not be able to defray the expenses associated with those short-term trades made by that financial intermediary’s customers.

Each Fund reserves the right to waive its redemption fee at its discretion when it believes such waiver is in the best interests of the Fund, including with respect to certain categories of redemptions that the Fund reasonably believes may not raise frequent trading or market timing concerns. These categories currently include, but are not limited to, the following: (i) participants in certain group retirement plans whose processing systems are incapable of properly applying the redemption fee to underlying shareholders; (ii) redemptions resulting from certain transfers upon the death of a shareholder; (iii) redemptions by certain pension plans as required by law or by regulatory authorities; (iv) systematic withdrawals; (v) investments by funds managed by the Adviser; and (vi) retirement loans and withdrawals.

Customer Identification and Verification

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

What this means to you: When you open an account, the Funds will ask your name, address, date of birth, and other information that will allow the Funds to identify you. This information is subject to verification to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify your identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker or financial intermediary. If this information cannot be obtained within a reasonable timeframe established in the sole discretion of the Funds, your application will be rejected.

Upon receipt of your application in good order (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the next-determined NAV per share.

The Funds reserve the right to close or liquidate your account at the next-determined NAV and remit proceeds to you via check if they are unable to verify your identity. Attempts to verify your identity will be performed within a reasonable timeframe established in the sole discretion of the Funds. Further, the Funds reserve the right to hold your proceeds until your original check clears the bank, which may take up to 15 days from the date of purchase. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

Anti-Money Laundering Program

Customer identification and verification is part of the Funds’ overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of illegal activities and has appointed an anti-money laundering officer to monitor the Fund’s compliance with the program. In this regard, the Funds reserve the right to: (i) refuse, cancel or rescind any purchase or exchange order; (ii) freeze any account and/or suspend account services; or (iii) involuntarily close your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority. If your account is closed at the request of governmental or law enforcement authority, you may not receive proceeds of the redemption if the Funds are required to withhold such proceeds.

Unclaimed Property

Each state has unclaimed property rules that generally provide for escheatment (or transfer) to the state of unclaimed property under various circumstances. Such circumstances include inactivity (e.g., no owner-initiated contact for a certain period), returned mail (e.g., when mail sent to a shareholder is returned by the post office, or “RPO,” as undeliverable), or a combination of both inactivity and returned mail. Once it flags property as unclaimed, the applicable Fund will attempt to contact the shareholder, but if that attempt is unsuccessful, the account may be considered abandoned and escheated to the state.

Shareholders that reside in the state of Texas may designate a representative to receive escheatment notifications by completing and submitting a designation form that can be found on the website of the Texas Comptroller. While the designated representative does not have any rights to claim or access the shareholder’s account or assets, the escheatment period will cease if the representative communicates knowledge of the shareholder’s location and confirms that the shareholder has not abandoned his or her property. A completed designation form may be mailed to the Funds (if shares are held directly with the Funds) or to the shareholder’s financial intermediary (if shares are not held directly with the Funds).

More information on unclaimed property and how to maintain an active account is available through your state or by calling 866-348-6466.

Dividends and Distributions

Generally, the Catholic Responsible Investments Magnus 45/55 Fund, Catholic Responsible Investments Magnus 60/40 Beta Plus Fund, Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund and Catholic Responsible Investments Magnus 75/25 Fund distribute their net investment income and make distributions of their net realized capital gains, if any, at least annually.

Generally, the Catholic Responsible Investments Ultra Short Bond Fund, Catholic Responsible Investments Short Duration Bond Fund, Catholic Responsible Investments Opportunistic Bond Fund and Catholic Responsible Investments Bond Fund distribute their net investment income monthly and make distributions of their net realized capital gains, if any, at least annually.

Generally, the Catholic Responsible Investments Equity Index Fund, Catholic Responsible Investments Multi-Style US Equity Fund, Catholic Responsible Investments International Equity Fund, Catholic Responsible Investments Small-Cap Fund and Catholic Responsible Investments International Small-Cap Fund distribute their net investment income quarterly and make distributions or their net realized capital gains, if any, at least annually.

If you own Fund shares on a Fund’s record date, you will be entitled to receive the distribution. You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify a Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Fund receives your written notice. To cancel your election, simply send the Fund written notice.

Taxes

Please consult your tax advisor regarding your specific questions about federal, state and local taxes. The following is a summary of certain important U.S. federal income tax consequences of investing in the Funds. This summary is based on current tax laws, which may change. This summary does not apply to shares held in an IRA or other tax-qualified plans, which are generally not subject to current tax. Transactions relating to shares held in such accounts may, however, be taxable at some time in the future.

Each Fund has elected and intends to qualify each year for treatment as a regulated investment company (“RIC”) within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). In order to do so, among other requirements, each Fund must derive at least 90% of its gross income each taxable year from qualifying income and diversify its assets as described in more detail in the SAI. If it meets certain minimum distribution requirements, a RIC is not subject to tax at the fund level on income and gains from investments that are timely distributed to shareholders. However, a Fund’s failure to qualify as a RIC or to meet minimum distribution requirements would result (if certain relief provisions were not available) in fund-level taxation and, consequently, a reduction in income available for distribution to shareholders.

The Funds intend to distribute substantially all of their net investment income and net realized capital gains, if any. The dividends and distributions you receive, whether in cash or reinvested in additional shares of the Funds, may be subject to federal, state, and local taxation, depending upon your tax situation. Income distributions, including distributions of net short-term capital gains but excluding distributions of qualified dividend income, are generally taxable at ordinary income tax rates. Distributions that are reported by the Funds as long-term capital gains and as qualified dividend income are generally taxable at the rates applicable to long-term capital gains currently set at a maximum tax rate for individuals at 20% (lower rates apply to individuals in lower tax brackets), provided that certain holding period requirements are satisfied by you and the Funds. Distributions that a Fund receive from an underlying fund taxable as a RIC or from a REIT will be treated as qualified dividend income only to the extent so reported by such underlying fund or REIT. Once a year the Funds (or their administrative agent) will send you a statement showing the types and total amount of distributions you received during the previous year. Certain Funds’ investment strategies may limit their ability to make distributions eligible for the reduced tax rates applicable to qualified dividend income.

A RIC that receives business interest income may pass through its net business interest income for purposes of the tax rules applicable to the interest expense limitations under Section 163(j) of the Code. A RIC’s total “Section 163(j) Interest Dividend” for a tax year is limited to the excess of the RIC’s business interest income over the sum of its business interest expense and its other deductions properly allocable to its business interest income. A RIC may, in its discretion, designate all or a portion of ordinary dividends as Section 163(j) Interest Dividends, which would allow the recipient shareholder to treat the designated portion of such dividends as interest income for purposes of determining such shareholder’s interest expense deduction limitation under Section 163(j) of the Code. This can potentially increase the amount of a shareholder’s interest expense deductible under Section 163(j) of the Code. In general, to be eligible to treat a Section 163(j) Interest Dividend as interest income, you must have held your shares in a Fund for more than 180 days during the 361-day period beginning on the date that is 180 days before the date on which the share becomes ex-dividend with respect to such dividend. Section 163(j) Interest Dividends, if so designated by a Fund, will be reported to your financial intermediary or otherwise in accordance with the requirements specified by the Internal Revenue Service (“IRS”).

You should note that if you purchase shares just before a distribution, the purchase price would reflect the amount of the upcoming distribution. In this case, you would be taxed on the entire amount of the distribution received, even though, as an economic matter, the distribution simply constitutes a return of your investment. This is known as “buying a dividend” and generally should be avoided by taxable investors.

Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of your Fund shares for shares of a different fund is the same as a sale. Assuming a shareholder holds a Fund’s shares as capital assets, any gain or loss on the sale of Fund shares generally will be treated as a short-term capital gain or loss if you held the shares for 12 months or less, or a long-term capital gain or loss if you held the shares for longer. Any loss realized upon a taxable disposition of Fund shares held for six months or less will be treated as long-term, rather than short-term, to the extent of any long-term capital gain distributions received (or deemed received) by you with respect to the Fund shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if you purchase other substantially identical shares within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares of a Fund).

The Funds (or their administrative agent) must report to the IRS and furnish to Fund shareholders cost basis information for Fund shares. In addition to reporting the gross proceeds from the sale of Fund shares, a Fund (or its administrative agent) is also required to report the cost basis information for such shares and indicate whether these shares have a short-term or long-term holding period. For each sale of Fund shares, a Fund will permit its shareholders to elect from among several IRS-accepted cost basis methods. In the absence of an election, a Fund will use a default cost basis method. The cost basis method elected by Fund shareholders (or the cost basis method applied by default) for each sale of Fund shares may not be changed after the settlement date of each such sale of Fund shares. Fund shareholders should consult their tax advisors to determine the best IRS-accepted cost basis method for their tax situation and to obtain more information about cost basis reporting. Shareholders also should carefully review the cost basis information provided to them and make any additional basis, holding period or other adjustments that are required when reporting these amounts on their federal income tax returns.

Certain Funds may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect the ability of a Fund to qualify as a RIC, affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gain, accelerate the recognition of income to a Fund and/or defer a Fund’s ability to recognize losses. In turn, those rules may affect the amount, timing or character of the income distributed to you by a Fund.

Certain Funds may invest in MLPs taxed as partnerships. Due to a variety of factors, including significant non-cash deductions such as depreciation and depletion, MLPs have historically made cash distributions to limited partners that exceed the amount of taxable income allocable to such limited partners or members. These excess cash distributions would not be treated as income to a Fund but rather would be treated as a return of capital to the extent of the Fund’s basis in the MLP. As a consequence, a Fund may make distributions that exceed its earnings and profits (as calculated for federal income tax purposes), which would be characterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in Fund shares and result in a higher capital gain or lower capital loss when the Fund shares are sold. After a shareholder’s basis in Fund shares has been reduced to zero, distributions in excess of earnings and profits in respect of those Fund shares will be treated as gain from the sale of the Fund shares.

Certain Funds may invest in publicly traded partnerships. Non-corporate taxpayers are eligible to claim a 20% deduction for “qualified publicly traded partnership income” within the meaning of Section 199A(e)(4) of the Code. “Qualified publicly traded partnership income” is generally income of a “publicly traded partnership” (within the meaning of Section 7704 of the Code) that is not treated as a corporation for U.S. federal income tax purposes pursuant to Section 7704(c) of the Code with respect to such entity’s qualified trade or business, but does not include certain investment income. This deduction, if allowed in full, equates to a maximum effective federal income tax rate of 29.6% (37% top rate applied to income after 20% deduction). The Code does not contain a provision permitting a RIC, such as a Fund, to pass the special character of this income through to its shareholders. Direct investors in entities that generate “qualified publicly traded partnership income” will enjoy the lower rate, but investors in RICs that invest in such entities will not.

MLPs and other partnerships that the Funds may invest in (including the Underlying Funds in which the Magnus Funds are invested) will deliver Schedules K-1 to the Funds to report their share of income, gains, losses, deductions and credits of the MLP or other partnership. These Schedules K-1 may be delayed and may not be received until after the time that a Fund issues its tax reporting statements. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues you your Form 1099 tax reporting statement and, accordingly, send you a corrected Form 1099.

Certain Funds may invest in U.S. REITs. “Qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income eligible for capital gain tax rates) are eligible for a 20% deduction by non-corporate taxpayers. This deduction, if allowed in full, equates to a maximum effective federal income tax rate of 29.6% (37% top rate applied to income after 20% deduction). Distributions by a Fund to its shareholders that are attributable to qualified REIT dividends received by the Fund and which the Fund properly reports as “Section 199A dividends,” are treated as “qualified REIT dividends” in the hands of non-corporate shareholders. A Section 199A dividend is treated as a qualified REIT dividend only if the shareholder receiving such dividend holds the dividend-paying RIC shares for at least 46 days of the 91-day period beginning 45 days before the shares become ex-dividend, and is not under an obligation to make related payments with respect to a position in substantially similar or related property. A Fund is permitted to report such part of its dividends as Section 199A dividends as are eligible but is not required to do so.

U.S. REITs in which a Fund invests often do not provide complete and final tax information to the Fund until after the time that the Fund issues a tax reporting statement. As a result, a Fund may at times find it necessary to reclassify the amount and character of its distributions to you after it issues your tax reporting statement. When such reclassification is necessary, a Fund (or its administrative agent) will send you a corrected, final Form 1099-DIV to reflect the reclassified information. If you receive a corrected Form 1099-DIV, use the information on this corrected form, and not the information on the previously issued tax reporting statement, in completing your tax returns.

To the extent a Fund invests in foreign securities, it may be subject to foreign withholding taxes with respect to dividends or interest the Fund receives from sources in foreign countries. If more than 50% of the total assets of a Fund consists of foreign securities, such Fund will be eligible to file an election with the IRS that may enable shareholders, in effect, to receive either the benefit of a foreign tax credit, or a deduction from such taxes, with respect to any foreign and U.S. possessions’ income taxes paid by the Fund, subject to certain limitations. Foreign tax credits, if any, received by a Fund (including a Magnus Fund) as a result of an investment in another RIC (including an Underlying Fund or an ETF which is taxable as a RIC) will not be passed through to you unless the Fund qualifies as a “qualified fund-

of-funds” under the Code. A Fund will be treated as a “qualified fund-of-funds” under the Code if at least 50% of the value of the Fund’s total assets (at the close of each quarter of the Fund’s taxable year) is represented by interests in other RICs. If a Fund makes the election discussed above, the Fund (or its administrative agent) will report annually to its shareholders the respective amounts per share of the Fund’s income from sources within, and taxes paid to, foreign countries and U.S. possessions.

Non-U.S. investors in the Funds may be subject to U.S. withholding tax and are encouraged to consult their tax advisor prior to investing the Funds.

Because each shareholder’s tax situation is different, you should consult your tax advisor about the tax implications of an investment in the Funds.

More information about taxes is included in the SAI.

Additional Information

The Trust enters into contractual arrangements with various parties, including, among others, the Funds’ investment adviser, custodian, transfer agent, accountants, administrator and distributor, who provide services to the Funds. Shareholders are not parties to, or intended (or “third-party”) beneficiaries of, any of those contractual arrangements, and those contractual arrangements are not intended to create in any individual shareholder or group of shareholders any right to enforce the terms of the contractual arrangements against the service providers or to seek any remedy under the contractual arrangements against the service providers, either directly or on behalf of the Trust.

This prospectus and the SAI provide information concerning the Trust and the Funds that you should consider in determining whether to purchase shares of the Funds. The Funds may make changes to this information from time to time. Neither this prospectus, the SAI or any document filed as an exhibit to the Trust’s registration statement, is intended to, nor does it, give rise to an agreement or contract between the Trust or the Funds and any shareholder, or give rise to any contract or other rights in any individual shareholder, group of shareholders or other person other than any rights conferred explicitly by federal or state securities laws that may not be waived.

Indexes/Trademark Licenses/Disclaimers

The S&P 500® Index and S&P SmallCap 600® Index (the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”) and have been licensed for use by CBIS. Standard & Poor’s® and S&P® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”) and Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”). The trademarks have been licensed to SPDJI and have been sublicensed for use for certain purposes by CBIS. The Catholic Responsible Investments Equity Index Fund and the Catholic Responsible Investments

Small-Cap Fund (the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P or any of their respective affiliates (collectively, “S&P Dow Jones Indices”). S&P Dow Jones Indices make no representation or warranty, express or implied, to the owners of Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance. S&P Dow Jones Indices’ only relationship to CBIS with respect to the Indices is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to CBIS or the Products. S&P Dow Jones Indices have no obligation to take the needs of CBIS or the owners of the Products into consideration in determining, composing or calculating the Indices. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products or the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC are not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

S&P DOW JONES INDICES DO NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY CBIS, OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND CBIS, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

Financial Highlights

The tables that follow present performance information about the Funds. This information is intended to help you understand the Funds’ financial performance for the period of the Funds’ operations. Certain information reflects financial results for a single Fund share. The total returns in the tables represent the rate that an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of dividends and distributions).

The information provided below for the fiscal years ended October 31, 2023, 2024 and 2025 has been audited by Cohen & Company, Ltd., the independent registered public accounting firm of the Funds. The financial statements and the unqualified opinion of Cohen & Company, Ltd. are included in the Funds’ Form N-CSR filing for the fiscal year ending October 31, 2025, and are available upon request by calling the Funds at 866-348-6466.

The information provided below for the fiscal period ended October 31, 2022 was audited by the Funds’ former independent registered public accounting firm, whose reports reflected unqualified audit opinions.

Selected Per Share Data & Ratios
For the Fiscal Years of Period Ended October 31,
For a Share Outstanding Throughout the Years or Period

	Net Asset Value, Beginning of Year or Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Catholic Responsible Investments Ultra Short Bond Fund
Institutional Shares
2025	$10.04	$0.43	$—	$0.43	$(0.42)	$(0.03)	$(0.45)
2024	$10.03	$0.52	$0.02	$0.54	$(0.50)	$(0.03)	$(0.53)
2023	$9.99	$0.45	$0.01	$0.46	$(0.42)	$—	$(0.42)
2022(1)	$10.00	$0.07	$— (a)	$0.07	$(0.08)	$—	$(0.08)
Catholic Responsible Investments Short Duration Bond Fund
Institutional Shares
2025	$9.66	$0.43	$0.06	$0.49	$(0.42)	$—	$(0.42)
2024	$9.43	$0.42	$0.23	$0.65	$(0.42)	$—	$(0.42)
2023	$9.41	$0.31	$0.03	$0.34	$(0.32)	$—	$(0.32)
2022(1)	$10.00	$0.13	$(0.58)	$(0.45)	$(0.14)	$—	$(0.14)
Catholic Responsible Investments Bond Fund
Institutional Shares
2025	$8.48	$0.38	$0.11	$0.49	$(0.37)	$—	$(0.37)
2024	$7.94	$0.37	$0.53	$0.90	$(0.36)	$—	$(0.36)
2023	$8.23	$0.35	$(0.30)	$0.05	$(0.34)	$—	$(0.34)
2022(1)	$10.00	$0.20	$(1.77)	$(1.57)	$(0.20)	$—	$(0.20)
Investor Shares
2025	$8.48	$0.37	$0.10	$0.47	$(0.36)	$—	$(0.36)
2024	$7.94	$0.36	$0.53	$0.89	$(0.35)	$—	$(0.35)
2023	$8.23	$0.33	$(0.29)	$0.04	$(0.33)	$—	$(0.33)
2022(1)	$10.00	$0.18	$(1.76)	$(1.58)	$(0.19)	$—	$(0.19)
Catholic Responsible Investments Opportunistic Bond Fund
Institutional Shares
2025	$9.29	$0.45	$0.06	$0.51	$(0.44)	$—	$(0.44)
2024	$8.90	$0.45	$0.38	$0.83	$(0.44)	$—	$(0.44)
2023	$9.04	$0.41	$(0.14)	$0.27	$(0.41)	$—	$(0.41)
2022(1)	$10.00	$0.19	$(0.96)	$(0.77)	$(0.19)	$—	$(0.19)
Investor Shares
2025	$9.29	$0.44	$0.06	$0.50	$(0.43)	$—	$(0.43)
2024	$8.90	$0.43	$0.39	$0.82	$(0.43)	$—	$(0.43)
2023	$9.04	$0.39	$(0.14)	$0.25	$(0.39)	$—	$(0.39)
2022(1)	$10.00	$0.18	$(0.96)	$(0.78)	$(0.18)	$—	$(0.18)

*	Per share data calculated using the average shares method.

†

Total return is for the period indicated and has not been annualized if less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

#	Amount represents less than $0.005 per share.

(1)	Commenced operations on December 6, 2021. All ratios for the period have been annualized.

(a)	Amount is less than $0.005 per share.

Amounts designated as “—” are $0.

Redemption Fees		Net Asset Value, End of Year or Period	Total Return†	Net Assets, End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (excluding waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$10.02	4.34%	$95,349	0.35%	0.47%	4.28%	96%
$—		$10.04	5.38%	$66,181	0.35%	0.54%	5.16%	118%
$—		$10.03	4.76%	$58,456	0.35%	0.54%	4.46%	93%
$—		$9.99	0.69%	$53,159	0.35%	0.58%	0.80%	14%

$—		$9.73	5.31%	$547,067	0.35%	0.38%	4.42%	50%
$—		$9.66	6.95%	$496,136	0.35%	0.38%	4.39%	50%
$—		$9.43	3.62%	$473,489	0.35%	0.38%	3.25%	59%
$—		$9.41	(4.52)%	$473,663	0.35%	0.37%	1.54%	95%

$—		$8.60	5.92%	$2,359,286	0.35%	0.35%	4.50%	81%
$—	#	$8.48	11.46%	$2,188,958	0.35%	0.35%	4.39%	97%
$—		$7.94	0.57%	$1,716,839	0.36%	0.36%	4.11%	54%
$—		$8.23	(15.86)%	$1,624,983	0.36%	0.36%	2.39%	86%

$—		$8.59	5.76%	$119,690	0.50%	0.50%	4.35%	81%
$—	#	$8.48	11.30%	$76,484	0.50%	0.50%	4.24%	97%
$—		$7.94	0.41%	$56,043	0.51%	0.51%	3.96%	54%
$—		$8.23	(15.97)%	$50,830	0.51%	0.51%	2.23%	86%

$—		$9.36	5.75%	$637,747	0.41%	0.42%	4.82%	160%
$—	#	$9.29	9.42%	$631,035	0.41%	0.43%	4.83%	118%
$—		$8.90	2.94%	$498,415	0.41%	0.44%	4.45%	74%
$—		$9.04	(7.75)%	$462,249	0.41%	0.44%	2.24%	179%

$—		$9.36	5.58%	$93,428	0.56%	0.57%	4.67%	160%
$—	#	$9.29	9.25%	$64,230	0.56%	0.58%	4.68%	118%
$—		$8.90	2.81%	$26,966	0.56%	0.59%	4.29%	74%
$—		$9.04	(7.88)%	$27,438	0.56%	0.60%	2.10%	179%

Selected Per Share Data & Ratios
For the Fiscal Years of Period Ended October 31,
For a Share Outstanding Throughout the Years or Period

	Net Asset Value, Beginning of Year or Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Catholic Responsible Investments Equity Index Fund
Institutional Shares
2025	$12.41	$0.15	$2.48	$2.63	$(0.15)	$(0.12)	$(0.27)
2024	$9.14	$0.14	$3.27	$3.41	$(0.14)	$—	$(0.14)
2023	$8.40	$0.13	$0.74	$0.87	$(0.13)	$—	$(0.13)
2022(1)	$10.00	$0.11	$(1.61)	$(1.50)	$(0.10)	$—	$(0.10)
Catholic Responsible Investments Small-Cap Fund
Institutional Shares
2025	$9.96	$0.10	$0.43	$0.53	$(0.12)	$(0.09)	$(0.21)
2024	$7.79	$0.14	$2.16	$2.30	$(0.13)	$—	$(0.13)
2023	$8.92	$0.12	$(0.82)	$(0.70)	$(0.12)	$(0.31)	$(0.43)
2022(1)	$10.00	$0.09	$(1.08)	$(0.99)	$(0.09)	$—	$(0.09)
Catholic Responsible Investments Multi-Style US Equity Fund
Institutional Shares
2025	$11.60	$0.05	$1.95	$2.00	$(0.06)	$(0.71)	$(0.77)
2024	$8.88	$0.07	$2.71	$2.78	$(0.06)	$—	$(0.06)
2023	$8.03	$0.05	$0.85	$0.90	$(0.05)	$—	$(0.05)
2022(1)	$10.00	$0.03	$(1.97)	$(1.94)	$(0.03)	$—	$(0.03)
Investor Shares
2025	$11.60	$0.03	$1.96	$1.99	$(0.05)	$(0.71)	$(0.76)
2024	$8.88	$0.05	$2.71	$2.76	$(0.04)	$—	$(0.04)
2023	$8.03	$0.04	$0.85	$0.89	$(0.04)	$—	$(0.04)
2022(1)	$10.00	$0.02	$(1.97)	$(1.95)	$(0.02)	$—	$(0.02)
Catholic Responsible Investments International Equity Fund
Institutional Shares
2025	$10.24	$0.13	$1.91	$2.04	$(0.19)	$(0.59)	$(0.78)
2024	$8.24	$0.13	$2.03	$2.16	$(0.16)	$—	$(0.16)
2023	$7.40	$0.13	$0.85	$0.98	$(0.14)	$—	$(0.14)
2022(1)	$10.00	$0.13	$(2.61)	$(2.48)	$(0.12)	$—	$(0.12)
Investor Shares
2025	$10.24	$0.12	$1.91	$2.03	$(0.18)	$(0.59)	$(0.77)
2024	$8.24	$0.12	$2.03	$2.15	$(0.15)	$—	$(0.15)
2023	$7.40	$0.12	$0.85	$0.97	$(0.13)	$—	$(0.13)
2022(1)	$10.00	$0.12	$(2.61)	$(2.49)	$(0.11)	$—	$(0.11)

*	Per share data calculated using the average shares method.

†

Total return is for the period indicated and has not been annualized if less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

#	Amount represents less than $0.005 per share.

(1)	Commenced operations on December 6, 2021. All ratios for the period have been annualized.

(a)	Amount is less than $0.005 per share.

Amounts designated as “—” are $0.

Redemption Fees		Net Asset Value, End of Year or Period	Total Return†	Net Assets, End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (excluding waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$14.77	21.59%	$4,600,898	0.09%	0.11%	1.10%	26%
$—	#	$12.41	37.46%	$3,964,785	0.09%	0.10%	1.26%	24%
$—		$9.14	10.43%	$3,062,967	0.09%	0.11%	1.48%	17%
$—		$8.40	(15.01)%	$2,837,203	0.09%	0.11%	1.34%	21%

$—		$10.28	5.45%	$552,784	0.28%	0.28%	0.98%	26%
$—	#	$9.96	29.49%	$559,543	0.28%	0.28%	1.51%	28%
$—		$7.79	(8.15)%	$427,747	0.29%	0.29%	1.41%	30%
$—		$8.92	(9.88)%	$462,990	0.29%	0.29%	1.09%	25%

$—		$12.83	18.35%	$714,148	0.67%	0.67%	0.42%	41%
$—	#	$11.60	31.33%	$809,613	0.65%	0.65%	0.62%	178%
$—		$8.88	11.17%	$669,001	0.66%	0.66%	0.56%	32%
$—		$8.03	(19.39)%	$618,980	0.67%	0.67%	0.39%	33%

$—		$12.83	18.17%	$45,672	0.82%	0.82%	0.27%	41%
$—	#	$11.60	31.14%	$46,362	0.80%	0.80%	0.48%	178%
$—		$8.88	11.00%	$41,740	0.81%	0.81%	0.41%	32%
$—		$8.03	(19.50)%	$42,604	0.82%	0.82%	0.23%	33%

$—		$11.50	21.58%	$1,972,286	0.80%	0.80%	1.25%	46%
$—	#	$10.24	26.27%	$1,437,638	0.80%	0.80%	1.34%	52%
$—		$8.24	13.24%	$1,132,230	0.81%	0.81%	1.53%	47%
$—		$7.40	(24.88)%	$1,008,309	0.82%	0.82%	1.68%	46%

$—		$11.50	21.39%	$164,578	0.95%	0.95%	1.12%	46%
$—	#	$10.24	26.14%	$94,050	0.95%	0.95%	1.19%	52%
$—		$8.24	13.07%	$46,868	0.96%	0.96%	1.36%	47%
$—		$7.40	(24.98)%	$47,864	0.97%	0.97%	1.52%	46%

Selected Per Share Data & Ratios
For the Fiscal Years of Period Ended October 31,
For a Share Outstanding Throughout the Years or Period

	Net Asset Value, Beginning of Year or Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Catholic Responsible Investments International Small-Cap Fund
Institutional Shares
2025	$9.87	$0.21	$1.91	$2.12	$(0.29)	$—	$(0.29)
2024	$8.00	$0.16	$1.91	$2.07	$(0.20)	$—	$(0.20)
2023	$7.57	$0.19	$0.44	$0.63	$(0.20)	$—	$(0.20)
2022(1)	$10.00	$0.18	$(2.47)	$(2.29)	$(0.14)	$—	$(0.14)
Catholic Responsible Investments Magnus 45/55 Fund
Institutional Shares
2025	$10.37	$0.31	$0.88	$1.19	$(0.31)	$—	$(0.31)
2024	$8.87	$0.29	$1.46	$1.75	$(0.25)	$—	$(0.25)
2023	$8.60	$0.27	$0.15	$0.42	$(0.15)	$—	$(0.15)
2022(3)	$10.00	$0.15	$(1.54)	$(1.39)	$(0.01)	$—	$(0.01)
Investor Shares
2025	$10.36	$0.30	$0.87	$1.17	$(0.30)	$—	$(0.30)
2024	$8.87	$0.28	$1.45	$1.73	$(0.24)	$—	$(0.24)
2023	$8.59	$0.24	$0.18	$0.42	$(0.14)	$—	$(0.14)
2022(3)	$10.00	$0.13	$(1.53)	$(1.40)	$(0.01)	$—	$(0.01)
Catholic Responsible Investments Magnus 60/40 Alpha Plus Fund
Institutional Shares
2025	$10.57	$0.26	$1.14	$1.40	$(0.26)	$(0.10)	$(0.36)
2024	$8.80	$0.24	$1.74	$1.98	$(0.21)	$—	$(0.21)
2023	$8.43	$0.20	$0.32	$0.52	$(0.15)	$—	$(0.15)
2022(3)	$10.00	$0.12	$(1.68)	$(1.56)	$(0.01)	$—	$(0.01)
Investor Shares
2025	$10.56	$0.24	$1.14	$1.38	$(0.24)	$(0.10)	$(0.34)
2024	$8.79	$0.22	$1.75	$1.97	$(0.20)	$—	$(0.20)
2023	$8.42	$0.19	$0.31	$0.50	$(0.13)	$—	$(0.13)
2022(3)	$10.00	$0.10	$(1.67)	$(1.57)	$(0.01)	$—	$(0.01)

*	Per share data calculated using the average shares method.

†

Total return is for the period indicated and has not been annualized if less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

#	Amount represents less than $0.005 per share.

(1)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

(2)	The net investment income ratio does not reflect the proportionate share of income and expenses of the underlying funds in which the Fund invests.

(3)	Commenced operations on December 6, 2021. All ratios for the period have been annualized.

Amounts designated as “—” are $0.

Redemption Fees		Net Asset Value, End of Year or Period	Total Return†	Net Assets, End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (excluding waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—		$11.70	21.73%	$111,711	1.15%(2)	1.30%(2)	1.96%(3)	59%
$—	#	$9.87	25.88%	$106,289	1.15%	1.34%	1.69%	135%
$—		$8.00	8.12%	$71,150	1.15%	1.30%	2.19%	68%
$—		$7.57	(22.99)%	$65,161	1.15%	1.40%	2.17%	69%

$—		$11.25	11.80%	$104,041	0.02%(1)	0.11%(1)	2.98%(2)	12%
$—		$10.37	19.91%	$98,975	—%(1)	0.11%(1)	2.96%(2)	10%
$—		$8.87	4.96%	$83,489	—%(1)	0.14%(1)	2.94%(2)	8%
$—		$8.60	(13.93)%	$42,017	—%(1)	0.20%(1)	1.75%(2)	9%

$—		$11.23	11.64%	$36,709	0.17%(1)	0.26%(1)	2.82%(2)	12%
$—		$10.36	19.73%	$35,641	0.15%(1)	0.26%(1)	2.81%(2)	10%
$—		$8.87	4.80%	$31,886	0.15%(1)	0.29%(1)	2.69%(2)	8%
$—		$8.59	(14.03)%	$29,405	0.15%(1)	0.35%(1)	1.56%(2)	9%

$—		$11.61	13.64%	$1,119,227	0.02%(1)	0.02%(1)	2.41%(2)	11%
$—		$10.57	22.77%	$1,022,035	—%(1)	0.02%(1)	2.36%(2)	8%
$—		$8.80	6.23%	$733,461	—%(1)	0.02%(1)	2.28%(2)	4%
$—		$8.43	(15.63)%	$702,135	—%(1)	0.03%(1)	1.75%(2)	9%

$—		$11.60	13.47%	$414,862	0.17%(1)	0.17%(1)	2.26%(2)	11%
$—		$10.56	22.59%	$377,764	0.15%(1)	0.17%(1)	2.21%(2)	8%
$—		$8.79	6.07%	$313,933	0.15%(1)	0.17%(1)	2.13%(2)	4%
$—		$8.42	(15.74)%	$296,153	0.15%(1)	0.18%(1)	1.20%(2)	9%

Selected Per Share Data & Ratios
For the Fiscal Years of Period Ended October 31,
For a Share Outstanding Throughout the Years or Period

	Net Asset Value, Beginning of Year or Period	Net Investment Income*	Net Realized and Unrealized Gain (Loss)	Total from Operations	Distributions from Net Investment Income	Distributions from Net Realized Capital Gains	Total Distributions
Catholic Responsible Investments Magnus 60/40 Beta Plus Fund
Institutional Shares
2025	$10.75	$0.28	$1.21	$1.49	$(0.28)	$(0.06)	$(0.34)
2024	$8.88	$0.26	$1.85	$2.11	$(0.24)	$—	$(0.24)
2023	$8.55	$0.23	$0.27	$0.50	$(0.17)	$—	$(0.17)
2022(3)	$10.00	$0.15	$(1.59)	$(1.44)	$(0.01)	$—	$(0.01)
Investor Shares
2025	$10.74	$0.27	$1.20	$1.47	$(0.26)	$(0.06)	$(0.32)
2024	$8.88	$0.24	$1.84	$2.08	$(0.22)	$—	$(0.22)
2023	$8.53	$0.21	$0.29	$0.50	$(0.15)	$—	$(0.15)
2022(3)	$10.00	$0.12	$(1.58)	$(1.46)	$(0.01)	$—	$(0.01)
Catholic Responsible Investments Magnus 75/25 Fund
Institutional Shares
2025	$10.87	$0.22	$1.45	$1.67	$(0.25)	$(0.04)	$(0.29)
2024	$8.76	$0.20	$2.12	$2.32	$(0.19)	$(0.02)	$(0.21)
2023	$8.40	$0.18	$0.40	$0.58	$(0.14)	$(0.08)	$(0.22)
2022(3)	$10.00	$0.12	$(1.71)	$(1.59)	$(0.01)	$—	$(0.01)
Investor Shares
2025	$10.85	$0.20	$1.46	$1.66	$(0.24)	$(0.04)	$(0.28)
2024	$8.75	$0.18	$2.12	$2.30	$(0.18)	$(0.02)	$(0.20)
2023	$8.38	$0.17	$0.41	$0.58	$(0.13)	$(0.08)	$(0.21)
2022(3)	$10.00	$0.10	$(1.71)	$(1.61)	$(0.01)	$—	$(0.01)

*	Per share data calculated using the average shares method.

†

Total return is for the period indicated and has not been annualized if less than one year. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemption of fund shares.

(1)	The Fund will also indirectly bear its prorated share of expenses of any underlying funds in which it invests. Such expenses are not included in the calculation of this ratio.

(2)	The net investment income ratio does not reflect the proportionate share of income and expenses of the underlying funds in which the Fund invests.

(3)	Commenced operations on December 6, 2021. All ratios for the period have been annualized.

Amounts designated as “—” are $0.

Redemption Fees	Net Asset Value, End of Year or Period	Total Return†	Net Assets, End of Year or Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (excluding waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$—	$11.90	14.21%	$493,699	0.02%(1)	0.04%(1)	2.52%(2)	12%
$—	$10.75	23.92%	$364,271	—%(1)	0.03%(1)	2.53%(2)	11%
$—	$8.88	5.99%	$290,585	—%(1)	0.04%(1)	2.52%(2)	8%
$—	$8.55	(14.42)%	$274,863	—%(1)	0.06%(1)	1.82%(2)	5%

$—	$11.89	14.03%	$177,181	0.17%(1)	0.19%(1)	2.44%(2)	12%
$—	$10.74	23.74%	$104,898	0.15%(1)	0.18%(1)	2.36%(2)	11%
$—	$8.88	5.84%	$115,105	0.15%(1)	0.19%(1)	2.37%(2)	8%
$—	$8.53	(14.63)%	$112,716	0.15%(1)	0.21%(1)	1.47%(2)	5%

$—	$12.25	15.79%	$124,127	0.02%(1)	0.07%(1)	1.97%(2)	18%
$—	$10.87	26.69%	$298,182	—%(1)	0.06%(1)	1.99%(2)	7%
$—	$8.76	7.09%	$219,190	—%(1)	0.07%(1)	2.05%(2)	5%
$—	$8.40	(15.94)%	$188,299	—%(1)	0.08%(1)	1.40%(2)	5%

$—	$12.23	15.59%	$47,260	0.17%(1)	0.22%(1)	1.81%(2)	18%
$—	$10.85	26.53%	$41,148	0.15%(1)	0.21%(1)	1.78%(2)	7%
$—	$8.75	6.92%	$34,523	0.15%(1)	0.22%(1)	1.88%(2)	5%
$—	$8.38	(16.15)%	$31,925	0.15%(1)	0.23%(1)	1.23%(2)	5%

 CATHOLIC RESPONSIBLE INVESTMENTS FUNDS

Investment Adviser

Christian Brothers Investment Services, Inc.
125 S. Wacker Drive
Suite 2400
Chicago, Illinois 60606

Distributor

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

Legal Counsel

Morgan, Lewis & Bockius LLP
2222 Market Street
Philadelphia, Pennsylvania 19103

More information about the Funds is available, without charge, through the following:

Statement of Additional Information (“SAI”): The SAI, dated March 1, 2026, as it may be amended from time to time, includes detailed information about the Funds. The SAI is on file with the U.S. Securities and Exchange Commission (the “SEC”) and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

Annual and Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders and in Form N-CSR filed with the SEC. In the Funds’ annual report, you will find a discussion of the market conditions and investment strategies that significantly affected each Fund’s performance during its last fiscal year. In Form N-CSR, you will find the Funds’ annual and semi-annual financial statements.

To Obtain an SAI, Annual or Semi-Annual Report, Fund Financial Statements, or More Information:

By Telephone:	866-348-6466
By Mail:	Catholic Responsible Investments Funds P.O. Box 588 Portland, Maine 04112
By Internet:	https://www.cbisonline.com

From the SEC: You can also obtain the SAI or the Annual and Semi-Annual Reports, as well as other information about Catholic Responsible Investments Funds, from the EDGAR Database on the SEC’s website at: http://www.sec.gov. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at the following address: publicinfo@sec.gov.

The Trust’s Investment Company Act registration number is 811-23718

CRI-PS-001-0400